Exhibit 4.3
===============================================================================



                                 INDENTURE


                                  between


                       MMCA AUTO OWNER TRUST 2002-1,
                                 as Issuer,


                                    and


                  BANK OF TOKYO-MITSUBISHI TRUST COMPANY,
                            as Indenture Trustee


                         Dated as of March 1, 2002


                        ---------------------------

             $151,000,000 2.00875% Class A-1 Asset Backed Notes
              $384,000,000 3.03% Class A-2 Asset Backed Notes
              $369,000,000 4.15% Class A-3 Asset Backed Notes
          $522,800,000 Floating Rate Class A-4 Asset Backed Notes
               $144,500,000 5.37% Class B Asset Backed Notes
                $65,600,000 6.20% Class C Asset Backed Notes
                        ---------------------------



===============================================================================







                                              CROSS REFERENCE TABLE1

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  TIA                                                                                            Indenture
Section                                                                                           Section
-------                                                                                           -------

310   (a)(1)..........................................................................................6.11
      (a)(2)..........................................................................................6.11
      (a)(3)..........................................................................................6.10
      (a)(4).........................................................................................N.A.2
      (a)(5)..........................................................................................6.11
      (b)........................................................................................6.8; 6.11
      (c).............................................................................................N.A.
311   (a).............................................................................................6.12
      (b).............................................................................................6.12
      (c).............................................................................................N.A.
312 (a)...............................................................................................7.1
      (b).............................................................................................7.2
      (c).............................................................................................7.2
313   (a).............................................................................................7.4
      (b)(1)..........................................................................................7.4
      (b)(2)....................................................................................7.4; 11.5
      (c).............................................................................................7.4
      (d).............................................................................................7.3
314   (a).............................................................................................7.3
      (b)...........................................................................................11.15
      (c)(1).........................................................................................11.1
      (c)(2).........................................................................................11.1
      (c)(3).........................................................................................11.1
      (d)............................................................................................11.1
      (e)............................................................................................11.1
      (f)............................................................................................11.1
315   (a).............................................................................................6.1
      (b).......................................................................................6.5; 11.5
      (c).............................................................................................6.1
      (d).............................................................................................6.1
      (e).............................................................................................5.13
316   (a) (last sentence)..............................................................................1.1
      (a)(1)(A).......................................................................................5.11
      (a)(1)(B).......................................................................................5.12
      (a)(2)..........................................................................................N.A.
      (b).............................................................................................5.7
      (c).............................................................................................N.A
317   (a)(1)..........................................................................................5.3
      (a)(2)..........................................................................................5.3
      (b).............................................................................................3.3
318   (a)............................................................................................11.7

-----------------------
1     Note:  This Cross Reference Table shall not, for any purpose, be deemed to be part of this Indenture.
2     N.A. means Not Applicable.
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
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                                                       TABLE OF CONTENTS
                                                                                                               Page
                                                                                                               ----
ARTICLE I - DEFINITIONS AND INCORPORATION BY REFERENCE............................................................3

         Section 1.1          Definitions.........................................................................3

         Section 1.2          Incorporated by Reference of Trust Indenture Act....................................3

ARTICLE II - THE NOTES............................................................................................4

         Section 2.1          Form................................................................................4

         Section 2.2          Execution, Authentication and Delivery..............................................4

         Section 2.3          Temporary Notes.....................................................................5

         Section 2.4          Tax Treatment.......................................................................5

         Section 2.5          Registration; Registration of Transfer and Exchange.................................5

         Section 2.6          Mutilated, Destroyed, Lost or Stolen Notes..........................................6

         Section 2.7          Persons Deemed Owner................................................................7

         Section 2.8          Payments............................................................................7

         Section 2.9          Cancellation.......................................................................11

         Section 2.10         Release of Collateral..............................................................11

         Section 2.11         Book-Entry Notes...................................................................11

         Section 2.12         Notices to Clearing Agency.........................................................12

         Section 2.13         Definitive Notes...................................................................12

         Section 2.14         Authenticating Agents..............................................................13

ARTICLE III - COVENANTS..........................................................................................13

         Section 3.1          Payment Covenant...................................................................13

         Section 3.2          Maintenance of Office or Agency....................................................13

         Section 3.3          Money for Payments To Be Held in Trust.............................................14

         Section 3.4          Existence..........................................................................15

         Section 3.5          Protection of Trust Estate.........................................................15

         Section 3.6          Opinions as to Trust Estate........................................................16

         Section 3.7          Performance of Obligations; Servicing of Receivables...............................16

         Section 3.8          Negative Covenants.................................................................17

         Section 3.9          Annual Statement as to Compliance..................................................18

         Section 3.10         Consolidation, Merger, etc., of the Issuer; Disposition of Subtrust Assets.........18

         Section 3.11         No Other Business..................................................................18

         Section 3.12         No Borrowing.......................................................................19

         Section 3.13         Servicer's Obligations.............................................................19

         Section 3.14         Guarantees, Loans, Advances and Other Liabilities..................................19

         Section 3.15         Capital Expenditures...............................................................19

         Section 3.16         Further Instruments and Acts.......................................................19

         Section 3.17         Restricted Payments................................................................19

         Section 3.18         Notice of Events of Default........................................................19

         Section 3.19         Removal of Administrator...........................................................19

         Section 3.20         Calculation Agent..................................................................19

ARTICLE IV - SATISFACTION AND DISCHARGE..........................................................................20

         Section 4.1          Satisfaction and Discharge of Indenture............................................20

         Section 4.2          Satisfaction and Discharge of the Notes............................................21

         Section 4.3          Application of Trust Money.........................................................22

         Section 4.4          Repayment of Monies Held by Paying Agent...........................................22

ARTICLE V - REMEDIES.............................................................................................22

         Section 5.1          Events of Default..................................................................22

         Section 5.2          Acceleration of Maturity; Rescission and Annulment.................................23

         Section 5.3          Collection of Indebtedness and Suits for Enforcement by Indenture Trustee..........24

         Section 5.4          Remedies; Priorities...............................................................26

         Section 5.5          Optional Preservation of the Receivables...........................................27

         Section 5.6          Limitation of Suits................................................................28

         Section 5.7          Unconditional Rights of Noteholders To Receive Principal and Interest..............28

         Section 5.8          Restoration of Rights and Remedies.................................................28

         Section 5.9          Rights and Remedies Cumulative.....................................................28

         Section 5.10         Delay or Omission Not a Waiver.....................................................29

         Section 5.11         Control by Noteholders.............................................................29

         Section 5.12         Waiver of Past Default.............................................................29

         Section 5.13         Undertaking for Costs..............................................................30

         Section 5.14         Waiver of Stay or Extension Laws...................................................30

         Section 5.15         Action on Notes....................................................................30

         Section 5.16         Performance and Enforcement of Certain Obligations.................................30

ARTICLE VI - THE INDENTURE TRUSTEE...............................................................................31

         Section 6.1          Duties of Indenture Trustee........................................................31

         Section 6.2          Rights of Indenture Trustee........................................................32

         Section 6.3          Individual Rights of Indenture Trustee.............................................33

         Section 6.4          Indenture Trustee's Disclaimer.....................................................33

         Section 6.5          Notice of Defaults.................................................................33

         Section 6.6          Reports by Indenture Trustee to Holders............................................34

         Section 6.7          Compensation and Indemnity.........................................................34

         Section 6.8          Replacement of Indenture Trustee...................................................34

         Section 6.9          Successor Indenture Trustee by Merger..............................................35

         Section 6.10         Appointment of Co-Indenture Trustee or Separate Indenture Trustee..................35

         Section 6.11         Eligibility; Disqualification......................................................36

         Section 6.12         Preferential Collection of Claims Against Issuer...................................37

         Section 6.13         Pennsylvania Motor Vehicle Sales Finance Act Licenses..............................37

         Section 6.14         Interest Rate Swap Provisions......................................................37

ARTICLE VII - NOTEHOLDERS' LISTS; REPORTING......................................................................39

         Section 7.1          Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders.............39

         Section 7.2          Preservation of Information; Communications to Noteholders.........................39

         Section 7.3          Reporting by Issuer................................................................40

         Section 7.4          Reporting and Notices by Indenture Trustee.........................................40

ARTICLE VIII - ACCOUNTS, DISBURSEMENTS AND RELEASES..............................................................40

         Section 8.1          Collection of Money................................................................40

         Section 8.2          Trust Accounts.....................................................................41

         Section 8.3          General Provisions Regarding Accounts..............................................41

         Section 8.4          Release of Trust Estate............................................................42

         Section 8.5          Opinion of Counsel.................................................................42

ARTICLE IX - SUPPLEMENTAL INDENTURES.............................................................................42

         Section 9.1          Supplemental Indentures Without Consent of Noteholders.............................42

         Section 9.2          Supplemental Indentures with Consent of Noteholders................................44

         Section 9.3          Execution of Supplemental Indentures...............................................46

         Section 9.4          Effect of Supplemental Indenture...................................................46

         Section 9.5          Conformity with Trust Indenture Act................................................46

         Section 9.6          Reference in Notes to Supplemental Indentures......................................46

ARTICLE X - REDEMPTION OF NOTES..................................................................................47

         Section 10.1         Redemption.  (a)...................................................................47

         Section 10.2         Form of Redemption Notice..........................................................47

         Section 10.3         Notes Payable on Redemption Date...................................................48

ARTICLE XI - MISCELLANEOUS.......................................................................................48

         Section 11.1         Compliance Certificates and Opinions, etc..........................................48

         Section 11.2         Form of Documents Delivered to Indenture Trustee...................................49

         Section 11.3         Acts of Noteholders................................................................50

         Section 11.4         Notices, etc., to Indenture Trustee, Issuer and Rating Agencies....................50

         Section 11.5         Notices to Noteholders; Waiver.....................................................52

         Section 11.6         Alternate Payment and Notice Provisions............................................53

         Section 11.7         Conflict with Trust Indenture Act..................................................53

         Section 11.8         Effect of Headings and Table of Contents...........................................53

         Section 11.9         Successors and Assigns.............................................................53

         Section 11.10        Separability.......................................................................53

         Section 11.11        Benefits of Indenture..............................................................53

         Section 11.12        Legal Holiday......................................................................53

         Section 11.13        Governing Law......................................................................53

         Section 11.14        Counterparts.......................................................................54

         Section 11.15        Recording of Indenture.............................................................54

         Section 11.16        Trust Obligation...................................................................54

         Section 11.17        No Petition; Subordination; Claims Against Seller..................................54

         Section 11.18        Inspection.........................................................................54

         Section 11.19        Employee Benefit Plans.............................................................55


                                 SCHEDULES

   Schedule of Receivables...............................................................................Schedule A
   List of Permitted Investments.........................................................................Schedule I

                                  EXHIBITS

   Form of Class A-1 Note ..............................................................................Exhibit A-1
   Form of Class A-2 Note...............................................................................Exhibit A-2
   Form of Class A-3 Note...............................................................................Exhibit A-3
   Form of Class A-4 Note...............................................................................Exhibit A-4
   Form of Class B Note Exhibit B
   Form of Class C Note Exhibit C
   Form of Opinion of Counsel Pursuant to Section 3.6(a)..................................................Exhibit D

                                 APPENDICES

   Definitions and Usage.................................................................................Appendix A


                                  ANNEXES

   Form of Retail Installment Sale Contract.................................................................Annex A





            INDENTURE, dated as of March 1, 2002 (as amended, supplemented or otherwise modified and in effect from time to time, this "Indenture"), between MMCA AUTO OWNER TRUST 2002-1, a Delaware business trust (the "Issuer"), and BANK OF TOKYO-MITSUBISHI TRUST COMPANY, a New York banking corporation, as trustee for the benefit of the Noteholders and not in its individual capacity (in such capacity, the "Indenture Trustee").

            Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the holders of the Issuer's 2.00875% Class A-1 Asset Backed Notes (the "Class A-1 Notes"), 3.03% Class A-2 Asset Backed Notes (the "Class A-2 Notes"), 4.15% Class A-3 Asset Backed Notes (the "Class A-3 Notes"), Floating Rate Class A-4 Asset Backed Notes (the "Class A-4 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes"), 5.37% Class B Asset Backed Notes (the "Class B Notes") and 6.20% Class C Asset Backed Notes (the "Class C Notes" and, together with the Class A Notes and the Class B Notes, the "Notes"), and the Swap Counterparty:



                              GRANTING CLAUSE

            The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the Holders of the Notes and the Swap Counterparty, all of the Issuer's right, title and interest in, to and under, whether now owned or existing or hereafter acquired or arising:

            (a) the Initial Receivables;

            (b) with respect to Initial Receivables that are Actuarial Receivables, monies due thereunder after the Initial Cutoff Date (including Payaheads) and, with respect to Simple Interest Receivables, monies received thereunder after the Initial Cutoff Date;

            (c) the security interests in the Financed Vehicles granted by Obligors pursuant to the Initial Receivables and any other interest of the Issuer in the Financed Vehicles;

            (d) all rights to receive proceeds with respect to the Initial Receivables from claims on any physical damage, theft, credit life or disability insurance policies covering the Financed Vehicles or Obligors;

            (e) all rights to receive proceeds with respect to the Initial Receivables from recourse to Dealers thereon pursuant to the Dealer Agreements;

            (f) all of the Issuer's rights to the Receivable Files that relate to the Initial Receivables;

            (g) the Trust Accounts and all amounts, securities, financial assets, investments and other property deposited in or credited to any of the foregoing and all proceeds thereof;

            (h) all rights under the Sale and Servicing Agreement and the Yield Supplement Agreement;

            (i) all rights under the Purchase Agreement, including the right of the Seller to cause MMCA to repurchase Receivables from the Seller;

            (j) all payments and proceeds with respect to the Initial Receivables held by the Servicer;

            (k) all property (including the right to receive Liquidation Proceeds and Recoveries and Financed Vehicles and the proceeds thereof acquired by the Issuer pursuant to the terms of an Initial Receivable that is a Final Payment Receivable), guarantees and other collateral securing an Initial Receivable (other than an Initial Receivable purchased by the Servicer or repurchased by the Seller);

            (l) all rebates of premiums and other amounts relating to insurance policies and other items financed under the Initial Receivables in effect as of the Initial Cutoff Date;

            (m) all of the Issuer's rights in the Interest Rate Swap Agreement; and

            (n) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

            The Issuer hereby Grants to the Indenture Trustee on each Subsequent Transfer Date, as Indenture Trustee for the benefit of the Holders of the Notes and the Swap Counterparty, all of the Issuer's right, title and interest in, to and under, whether now owned or existing or hereafter acquired or arising:

            (a) the Subsequent Receivables;

            (b) with respect to Subsequent Receivables that are Actuarial Receivables, monies due thereunder on or after the related Subsequent Cutoff Date (including Payaheads) and, with respect to Subsequent
Receivables that are Simple Interest Receivables, monies received thereunder on or after the related Subsequent Cutoff Date;

            (c) the security interests in the Financed Vehicles granted by Obligors pursuant to the Subsequent Receivables and any other interest of the Issuer in the Financed Vehicles;

            (d) all rights to receive proceeds with respect to the Subsequent Receivables from claims on any physical damage, theft, credit life or disability insurance policies covering the Financed Vehicles or Obligors;

            (e) all rights to receive proceeds with respect to such Subsequent Receivables from recourse to Dealers thereon pursuant to the Dealer Agreements;

            (f) all rights to the Receivable Files that relate to such Subsequent Receivables;

            (g) all payments and proceeds with respect to such Subsequent Receivables held by the Servicer;

            (h) all property (including the right to receive Liquidation Proceeds and Recoveries and Financed Vehicles and the proceeds thereof acquired by the Issuer pursuant to the terms of a Subsequent Receivable that is a Final Payment Receivable), guarantees and other collateral securing a Subsequent Receivable (other than a Subsequent Receivable purchased by the Servicer or repurchased by the Seller);

            (i) all of the Seller's rights under the related First-Tier Subsequent Assignment;

            (j) all rebates of premiums and other amounts relating to insurance policies and other items financed under such Subsequent
Receivables in effect as of the related Subsequent Cutoff Date; and

            (k) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

            The foregoing Grant is made in trust to secure (a) the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture, and (b) the payment of amounts payable to the Swap Counterparty under the Interest Rate Swap Agreement.

            The Indenture Trustee, as Indenture Trustee on behalf of the Holders of the Notes and the Swap Counterparty, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Holders of the Notes and the Swap Counterparty may be adequately and effectively protected.

          ARTICLE I - DEFINITIONS AND INCORPORATION BY REFERENCE

            Section 1.1 Definitions. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that shall be applicable herein.

            Section 1.2 Incorporated by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

            "Indenture securities" shall mean the Notes.

            "Indenture security holder" shall mean a Noteholder.

            "Indenture to be qualified" shall mean this Indenture.

            "Indenture trustee" or "Institutional trustee" shall mean the Indenture Trustee.

            "Obligor" on the indenture securities shall mean the Issuer and any other obligor on the indenture securities.

            All other TIA terms used in this Indenture that are defined in the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

                          ARTICLE II - THE NOTES

            Section 2.1 Form. (a) The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes, together with the Indenture Trustee's Certificates of Authentication, shall be in substantially the form set forth in Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit B and Exhibit C, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

            (b) The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

            (c) Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibits A-1, A-2, A-3, A-4, B and C hereto are part of the terms of this Indenture and are incorporated herein by reference.

            Section 2.2 Execution, Authentication and Delivery.

            (a) The Notes shall be executed on behalf of the Issuer by any of its Responsible Officers. The signature of any such Responsible Officer on the Notes may be manual or facsimile.

            (b) Notes bearing the manual or facsimile signature of individuals who were at any time Responsible Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

            (c) The Indenture Trustee shall, upon Issuer Order, authenticate and deliver Class A-1 Notes for original issue in an aggregate principal amount of $151,000,000, Class A-2 Notes for original issue in an aggregate principal amount of $384,000,000, Class A-3 Notes for original issue in an aggregate principal amount of $369,000,000, Class A-4 Notes for original issue in an aggregate principal amount of $522,800,000, Class B Notes for original issue in an aggregate principal amount of $144,500,000 and Class C Notes for original issue in an aggregate principal amount of $65,600,000. The aggregate principal amounts of Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes and Class C Notes outstanding at any time may not exceed those respective amounts except as provided in Section 2.6.

            (d) Each Note shall be dated the date of its authentication. The Notes shall be issuable in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof.

            (e) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

            Section 2.3 Temporary Notes.

            (a) Pending the preparation of Definitive Notes pursuant to
Section 2.13, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes. (b) If temporary Notes are issued pursuant to
Section 2.3(a), the Issuer shall cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver in exchange therefor, a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

            Section 2.4 Tax Treatment. The Issuer has entered into this Indenture, and the Notes shall be issued, with the intention that, for federal, state and local income and franchise tax purposes, the Notes shall qualify as indebtedness of the Issuer secured by the Trust Estate. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, state and local income and franchise tax purposes as indebtedness of the Issuer.

            Section 2.5 Registration; Registration of Transfer and Exchange.

            (a) The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee initially shall be the "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

            (b) If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, (i) the Issuer shall give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location and any change in the location, of the Note Register, (ii) the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof and (iii) the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

            (c) Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, if the requirements of Section 8-401 of the Relevant UCC are met, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same Class in any authorized denomination, of a like aggregate principal amount. The Indenture Trustee may rely upon the Administrator with respect to the determination of whether the requirements of Section 8-401 of the Relevant UCC are met.

            (d) At the option of the Noteholder, Notes may be exchanged for other Notes of the same Class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401 of the Relevant UCC are met, the Issuer shall execute, the Indenture Trustee shall authenticate, and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making such exchange is entitled to receive. The Indenture Trustee may rely upon the Administrator with respect to the determination of whether the requirements of Section 8-401 of the Relevant UCC are met.

            (e) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

            (f) Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.

            (g) No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.3 or 9.6 not involving any transfer.

            (h) The preceding provisions of this Section 2.5 notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to such Note.

            (i) Each Person to whom a Note is transferred will be required to represent, in the case of a Definitive Note, or deemed to represent, in the case of a Book-Entry Note, that (x) such Person is not an employee benefit plan, as described in section 3(3) of ERISA, or a plan, as defined in section 4975(E)(1) of the Code, that is subject to Title I of ERISA or to section 4975 of the Code, a government plan subject to any state or local law similar to Title I of ERISA or section 4975 of the Code, or a Person investing on behalf of or with "plan assets" of such a plan, or (y) the Person's acquisition, holding and disposition of the Note are and will be eligible for relief under a prohibited transaction exemption.

            Section 2.6 Mutilated, Destroyed, Lost or Stolen Notes.

            (a) If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a protected purchaser, and provided that the requirements of Section 8-405 of the Relevant UCC are met, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days of the Indenture Trustee's receipt of evidence to its satisfaction of such destruction, loss or theft shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note of the same Class, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. The Indenture Trustee may rely upon the Administrator with respect to the determination of whether the requirements of Section 8-405 of the Relevant UCC are met. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

            (b) Upon the issuance of any replacement Note under this
Section 2.6, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

            (c) Every replacement Note issued pursuant to this Section 2.6 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

            (d) The provisions of this Section 2.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

            Section 2.7 Persons Deemed Owner. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

            Section 2.8 Payments.

            (a) On each Payment Date, upon receipt of written instructions from the Servicer pursuant to Section 4.6(c) of the Sale and Servicing Agreement, the Indenture Trustee shall withdraw the Total Available Funds on deposit in the Collection Account for the related Collection Period and make the following payments and deposits for such Payment Date in the following order of priority:

               (i) to the Servicer, the Total Servicing Fee;

               (ii) to the Swap Counterparty, the amount of any Net Swap Payments then due under the Interest Rate Swap Agreement (exclusive of any Swap Termination Payments);

               (iii) with the same priority and ratably, in accordance with the outstanding balance of the Class A Notes and the amount of any Swap Termination Payments due and payable by the Issuer to the Swap Counterparty in respect of the Interest Rate Swap,

                    (A) to the Note Payment Account, the Accrued Note Interest for the Class A Notes, and

                    (B) to the Swap Counterparty, any Swap Termination Payments in respect of the Interest Rate Swap;

provided, that, if any amounts allocable to the Class A Notes are not needed to pay interest due on such Notes, such amounts shall be applied to pay the portion, if any, of any Swap Termination Payments remaining unpaid, pro rata based on the amount of the Swap Termination Payments, and provided, further, that if there are not sufficient funds available to pay the entire amount of the Accrued Note Interest for the Class A Notes, the amounts available shall be applied to the payment of such interest on the Class A Notes on a pro rata basis;

               (iv) to the Note Payment Account, the Accrued Note Interest for the Class B Notes;

               (v) to the Note Payment Account, the Accrued Note Interest for the Class C Notes;

               (vi) to the Note Payment Account, the Principal Distribution Amount;

               (vii) to the Reserve Account, the amount, if any, necessary to reinstate the balance in the Reserve Account up to the Specified Reserve Balance; and

               (viii) to the Certificate Distribution Account, any remaining portion of Total Available Funds.

            Notwithstanding the foregoing, following the occurrence and during the continuation of an Event of Default which has resulted in an acceleration of the Notes, on each Payment Date the Total Available Funds shall be deposited in the Note Payment Account and applied in accordance with Section 2.8(f).

            (b) The principal of each Note shall be payable in installments on each Payment Date in an aggregate amount (unless the Notes have been accelerated in accordance with Section 5.2 following the occurrence of an Event of Default) for all Classes of Notes equal to the Principal Distribution Amount with respect to such Payment Date. On each Payment Date, unless the Notes have been accelerated in accordance with Section 5.2 following the occurrence of an Event of Default, the Issuer shall cause to be paid all amounts on deposit in the Note Payment Account with respect to the related Collection Period in the following order of priority:

               (i) to the Class A Noteholders, Accrued Note Interest (and, if amounts on deposit in the Note Payment Account are insufficient for such purpose, payments shall be made to the Class A Noteholders pro rata in proportion to the Accrued Note Interest for each Class of Class A Notes);

               (ii) to the Class B Noteholders, Accrued Note Interest;

               (iii) to the Class C Noteholders, Accrued Note Interest;

               (iv) to the Class A-1 Noteholders, 100% of the Principal Distribution Amount in reduction of principal until the Class A-1 Notes are paid in full;

               (v) following payment in full of the Class A-1 Notes, the Class A Percentage of the Principal Distribution Amount in reduction of principal to the Class A-2 Noteholders until the Class A-2 Notes are paid in full, then to the Class A-3 Noteholders until the Class A-3 Notes are paid in full, then to the Class A-4 Noteholders until the Class A-4 Notes are paid in full;

               (vi) following payment in full of the Class A-1 Notes, the Class B Percentage of the Principal Distribution Amount in reduction of principal to the Class B Noteholders until the Class B Notes are paid in full; and

               (vii) following payment in full of the Class A-1 Notes, the Class C Percentage of the Principal Distribution Amount in reduction of principal to the Class C Noteholders until the Class C Notes are paid in full.

            (c) The principal amount of the Class A-1 Notes, to the extent not previously paid, will be due on the Class A-1 Stated Maturity Date, the principal amount of the Class A-2 Notes, to the extent not previously paid, will be due on the Class A-2 Stated Maturity Date, the principal amount of the Class A-3 Notes, to the extent not previously paid, will be due on the Class A-3 Stated Maturity Date, the principal amount of the Class A-4 Notes, to the extent not previously paid, will be due on the Class A-4 Stated Maturity Date, the principal amount of the Class B Notes, to the extent not previously paid, will be due on the Class B Stated Maturity Date, and the principal amount of the Class C Notes, to the extent not previously paid, will be due on the Class C Stated Maturity Date. (d) The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes shall accrue interest at the Class A-1 Rate, the Class A-2 Rate, the Class A-3 Rate, the Class A-4 Rate, the Class B Rate and the Class C Rate, respectively, and such interest shall be due and payable on each Payment Date. Interest on the Class A-1 Notes and the Class A-4 Notes shall be calculated on the basis of the actual days elapsed and a 360-day year. Interest on the Class A-2 Notes, the Class A-3 Notes, the Class B Notes and the Class C Notes shall be calculated on the basis of a 360-day year of twelve 30-day months. Subject to Section 3.1, any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued pursuant to Section 2.13, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment shall be made by wire transfer in immediately available funds to the account designated by such nominee, and except for the final installment of principal payable with respect to such Note on a Payment Date or on the related Stated Maturity Date (and except for the Redemption Price for any Note called for redemption), which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3. The Issuer shall pay all Accrued Note Interest, including Interest Carryover Shortfalls, to the Persons who are Noteholders on the Record Date for a particular Payment Date even if a portion of such Accrued Note Interest relates to a different Payment Date.

            (e) All principal payments on a Class of Notes shall be made pro rata to the Noteholders entitled thereto. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note shall be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment shall be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemption of Notes shall be mailed to Noteholders as provided in Section 10.2.

            (f) Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Holders of Notes representing not less than a majority of the principal amount of the Notes Outstanding have declared the Notes to be immediately due and payable in the manner provided in Section 5.2. On each Payment Date following acceleration of the Notes, all amounts on deposit in the Note Payment Account shall be paid in the following order of priority.

               (i) first, to the Indenture Trustee for amounts due under
      Section 6.7 and to the Owner Trustee for amounts due under Sections
      8.1 and 8.2 of the Trust Agreement;

               (ii) second, to the Servicer for amounts due and unpaid in respect of Total Servicing Fees;

               (iii) third, to the Swap Counterparty, the amount of the Net Swap Payments then due under the Interest Rate Swap Agreement (exclusive of any Swap Termination Payments);

               (iv) fourth, with the same priority and ratably, in accordance with the outstanding principal amount of the Class A Notes and the amount of any Swap Termination Payments due and payable by the Issuer to the Swap Counterparty in respect of the Interest Rate Swap, (1) to Noteholders of the Class A Notes, the Accrued Note Interest ratably in proportion to Accrued Note Interest for each Class of the Class A Notes, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for interest, and (2) to the Swap Counterparty, any Swap Termination Payments;

               (v) fifth, to Noteholders of the Class A Notes, the Accrued
      Note Interest ratably in proportion to Accrued Note Interest for each Class of the Class A Notes, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for interest;

               (vi) sixth, to the Class A-1 Noteholders, the outstanding principal amount of the Class A-1 Notes as of such Payment Date (prior to giving effect to any payment of principal on such date) in reduction of principal until the principal amount of the Class A-1 Notes has been paid in full;

               (vii) seventh, to the Class A-2 Noteholders, the Class A-3 Noteholders and the Class A-4 Noteholders, the outstanding principal amount of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, respectively, pro rata in proportion to the respective principal balances of each of such Classes as of such Payment Date (prior to giving effect to any payment of principal on such date) in reduction of principal until the principal amount of each of such Classes has been paid in full;

               (viii) eighth, to the Class B Noteholders, Accrued Note
      Interest;

               (ix) ninth, to the Class B Noteholders, the outstanding principal amount of the Class B Notes as of such Payment Date (prior to giving effect to any payment of principal on such date) in reduction of principal until the principal amount of the Class B Notes has been paid in full;

               (x) tenth, to the Class C Noteholders, Accrued Note Interest;

               (xi) eleventh, to the Class C Noteholders, the outstanding principal amount of the Class C Notes as of such Payment Date (prior to giving effect to any payment of principal on such date) in reduction of principal until the principal amount of the Class C Notes has been paid in full; and

               (xii) twelfth, to the Certificateholders.

            Section 2.9 Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 2.9, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it, provided, that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

            Section 2.10 Release of Collateral. Subject to Section 11.1 and the terms of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of (i) an Issuer Request accompanied by an Officer's Certificate and an Opinion of Counsel, in each case stating that all conditions precedent, if any, provided for in this Indenture relating to the release of the property from the lien of this Indenture have been complied with, provided that counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action and (ii) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates. If the Commission shall issue an exemptive order under TIA Section 304(d) modifying the Owner Trustee's obligations under TIA Sections 314(c) and 314(d)(1), the Indenture Trustee shall release property from the lien of this Indenture in accordance with the conditions and procedures set forth in such exemptive order.

            Section 2.11 Book-Entry Notes. The Notes, upon original issuance, shall be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to the Indenture Trustee as custodian for The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. The Book-Entry Notes shall be registered initially on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner thereof shall receive a definitive Note representing such Note Owner's interest in such Note, except as provided in
Section 2.13. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to such Note Owners pursuant to
Section 2.13:

               (i) the provisions of this Section 2.11 shall be in full force and effect;

               (ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and shall have no obligation to the Note Owners;

               (iii) to the extent that the provisions of this Section 2.11 conflict with any other provisions of this Indenture, the provisions of this Section shall control;

               (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Note Depository Agreement; unless and until Definitive Notes are issued pursuant to Section 2.13, the initial Clearing Agency shall make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

               (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the principal amount of the Notes or any Class of Notes Outstanding, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes or such Class of Notes and has delivered such instructions to the Indenture Trustee.

            Section 2.12 Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to such Note Owners pursuant to Section 2.13, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Clearing Agency, and shall have no obligation to such Note Owners.

            Section 2.13 Definitive Notes. If (i) the Issuer, the Administrator or the Servicer advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book-Entry Notes and the Indenture Trustee or the Administrator is unable to locate a qualified successor,
(ii) the Administrator, at its option, advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default or an Event of Servicing Termination, Note Owners of the Book-Entry Notes representing beneficial interests aggregating not less than 51% of the principal amount of such Notes advise the Indenture Trustee and the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of such Note Owners, then the Clearing Agency shall notify all Note Owners and the Indenture Trustee of the occurrence of such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Any portion of a Book-Entry Note transferred or exchanged pursuant to this Section 2.13 shall be executed, authenticated and delivered only in the minimum denominations and integral multiples set forth in Section 2.2(d). Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

            Section 2.14 Authenticating Agents. The Indenture Trustee may appoint one or more Persons (each, an "Authenticating Agent") with power to act on its behalf and subject to its direction in the authentication of Notes in connection with issuance, transfers and exchanges under Sections 2.2, 2.3, 2.5 and 2.6, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by those Sections to authenticate such Notes. For all purposes of this Indenture, the authentication of Notes by an Authenticating Agent pursuant to this Section
2.14 shall be deemed to be the authentication of Notes "by the Indenture
Trustee."

            Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

            Any Authenticating Agent may at any time resign by giving written notice of resignation to the Indenture Trustee and the Owner Trustee. The Indenture Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Owner Trustee. Upon receiving such notice of resignation or upon such a termination, the Indenture Trustee may appoint a successor Authenticating Agent and shall give written notice of any such appointment to the Owner Trustee.

            The Administrator agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services. The provisions of Sections 2.9 and 6.4 shall be applicable to any Authenticating Agent.

                          ARTICLE III - COVENANTS

            Section 3.1 Payment Covenant. The Issuer shall duly and punctually pay the principal of and interest on, if any, the Notes in accordance with the terms of the Notes and this Indenture. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

            Section 3.2 Maintenance of Office or Agency. The Issuer shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer shall give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If, at any time, the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

            Section 3.3 Money for Payments To Be Held in Trust. (a) As provided in Section 8.2, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account, the Pre-Funding Account, the Reinvestment Account, the Reserve Account, the Negative Carry Account, the Yield Supplement Account and the Note Payment Account shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the Collection Account, the Pre-Funding Account, the Reinvestment Account, the Reserve Account, the Negative Carry Account, the Yield Supplement Account and the Note Payment Account for payments of Notes shall be paid over to the Issuer, except as provided in this Section 3.3.

            (b) On or before each Payment Date and Redemption Date, the Issuer shall deposit or cause to be deposited in the Note Payment Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes and under the Interest Rate Swap Agreement, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.

            (c) The Issuer shall cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.3, that such Paying Agent shall:

               (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons, or otherwise disposed of as herein provided, and pay such sums to such Persons as herein provided;

               (ii) give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

               (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

               (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

               (v) comply with all requirements of the Code and any state or local tax law with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            (d) Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

            Section 3.4 Existence. The Issuer shall keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer shall keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate.

            Section 3.5 Protection of Trust Estate. The Issuer shall from time to time execute (or, in the case of financing statements, authorize) and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action necessary or advisable to:

               (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

               (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

               (iii) enforce any of the Collateral; or

               (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee, the Swap Counterparty and the Noteholders in such Trust Estate against the claims of all Persons.

The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to authorize any financing statement, continuation statement or other instrument required to be authorized pursuant to this
Section 3.5.

            Section 3.6 Opinions as to Trust Estate. (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel substantially in the form attached hereto as Exhibit D.

            (b) On or before March 31, in each calendar year, beginning in 2003, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the authorization and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the authorization and filing of any financing statements and continuation statements that shall, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until March 31 in the following calendar year.

            Section 3.7 Performance of Obligations; Servicing of Receivables. (a) The Issuer shall not take any action and shall use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture and the other Basic Documents.

            (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture.

            (c) The Issuer shall punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate, including, but not limited to, filing or causing to be filed all financing statements and continuation statements required to be filed under the Relevant UCC by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee or the Holders of at least a majority of the principal amount of the Notes Outstanding.

            (d) If the Issuer shall have knowledge of the occurrence of an Event of Servicing Termination under the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and the Rating Agencies thereof and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. If an Event of Servicing Termination shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

            (e) As promptly as possible after the giving of notice of termination to the Servicer of the Servicer's rights and powers pursuant to
Section 8.1 of the Sale and Servicing Agreement, the Issuer shall (subject to the rights of the Indenture Trustee to direct such appointment pursuant to Section 8.2 of the Sale and Servicing Agreement) appoint a successor servicer (the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee. In the event that a Successor Servicer has not been appointed or has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Indenture Trustee, without further action, shall automatically be appointed the Successor Servicer. The Indenture Trustee may resign as the Servicer by giving written notice of such resignation to the Issuer and in such event shall be released from such duties and obligations, such release not to be effective until the date a new servicer enters into a servicing agreement with the Issuer as provided below. Upon delivery of any such notice to the Issuer, the Issuer shall obtain a new servicer as the Successor Servicer under the Sale and Servicing Agreement. Any Successor Servicer (other than the Indenture Trustee) shall (i) be an established financial institution having a net worth of not less than $50,000,000 and whose regular business includes the servicing of automotive installment sale contracts and (ii) enter into a servicing agreement with the Issuer having substantially the same provisions as the provisions of the Sale and Servicing Agreement applicable to the Servicer. If, within 30 days after the delivery of the notice referred to above, the Issuer shall not have obtained such a new servicer, the Indenture Trustee may appoint, or may petition a court of competent jurisdiction to appoint, a Successor Servicer. In connection with any such appointment, the Indenture Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree, subject to the limitations set forth below and in the Sale and Servicing Agreement, and in accordance with Section 8.2 of the Sale and Servicing Agreement, the Issuer shall enter into an agreement with such successor for the servicing of the Receivables (such agreement to be in form and substance satisfactory to the Indenture Trustee). If the Indenture Trustee shall succeed to the Servicer's duties as servicer of the Receivables as provided herein, it shall do so in its individual capacity and not in its capacity as Indenture Trustee and, accordingly, the provisions of Article VI hereof shall be inapplicable to the Indenture Trustee in its duties as the successor to the Servicer and the servicing of the Receivables. If the Indenture Trustee shall become successor to the Servicer under the Sale and Servicing Agreement, the Indenture Trustee shall be entitled to appoint as Servicer any one of its Affiliates; provided that the Indenture Trustee, in its capacity as the Servicer, shall be fully liable for the actions and omissions of such Affiliate in such capacity as Successor Servicer.

            (f) Upon any termination of the Servicer's rights and powers pursuant to the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee. As soon as a Successor Servicer is appointed by the Issuer, the Issuer shall notify the Indenture Trustee of such appointment, specifying in such notice the name and address of such Successor Servicer.

            (g) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer hereby agrees that it shall not, without the prior written consent of the Indenture Trustee or the Holders of at least a majority in principal amount of the Notes Outstanding, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise provided in the Sale and Servicing Agreement or the Basic Documents).

            Section 3.8 Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

               (i) except as expressly permitted by this Indenture, the Trust Agreement, the Purchase Agreement or the Sale and Servicing Agreement, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate, unless directed to do so by the Indenture Trustee;

               (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon the Issuer;

               (iii) consolidate or merge with or into any other Person;

               (iv) dissolve or liquidate in whole or in part;

               (v) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the assets of the Issuer or any part thereof or any interest therein or the proceeds thereof or (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Trust Estate; or

               (vi) engage in any activity which is inconsistent with the treatment of the Issuer as a "Qualifying Special Purpose Entity" as such term is used in SFAS 140 and any successor rule thereto.

               Section 3.9 Annual Statement as to Compliance. The Issuer shall deliver to the Indenture Trustee, on or before March 31 of each year (commencing with the year 2003), an Officer's Certificate stating, as to the Responsible Officer signing such Officer's Certificate, that:

               (i) a review of the activities of the Issuer during such year (or such shorter period, with respect to the first such Officer's Certificate) and of its performance under this Indenture has been made under such Responsible Officer's supervision; and

               (ii) to the best of such Responsible Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year (or such shorter period, with respect to the first such Officer's Certificate), or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Responsible Officer and the nature and status thereof.

            Section 3.10 Consolidation, Merger, etc., of the Issuer; Disposition of Subtrust Assets.

            (a) The Issuer shall not consolidate or merge with or into any other Person.

            (b) Except as otherwise expressly permitted by this Indenture or the other Basic Documents, the Issuer shall not sell, convey, exchange, transfer or otherwise dispose of any material portion of the properties and assets included in the Trust Estate to any Person.

            Section 3.11 No Other Business. The Issuer shall not engage in any business other than financing, acquiring, owning and pledging the Receivables in the manner contemplated by this Indenture and the other Basic Documents and activities incidental thereto.

            Section 3.12 No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

            Section 3.13 Servicer's Obligations. The Issuer shall cause the Servicer to comply with the Sale and Servicing Agreement, including Sections 3.7, 3.9, 3.10, 3.11, 3.12, 3.13, 3.14 and 4.9 and Article VII
thereof.

            Section 3.14 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Indenture and the other Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

            Section 3.15 Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

            Section 3.16 Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

            Section 3.17 Restricted Payments. The Issuer shall not, directly or indirectly, (i) make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) payments to the Servicer, the Owner Trustee, the Swap Counterparty and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement or the Trust Agreement and (y) payments to the Indenture Trustee pursuant to Section 1(a)(ii) of the Administration Agreement. The Issuer shall not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the other Basic Documents.

            Section 3.18 Notice of Events of Default. The Issuer shall give the Indenture Trustee, the Swap Counterparty and the Rating Agencies prompt written notice of each Event of Default hereunder and of each default on the part of any party to the Sale and Servicing Agreement, the Purchase Agreement or the Interest Rate Swap Agreement with respect to any of the provisions thereof.

            Section 3.19 Removal of Administrator. For so long as any Notes are Outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection therewith.

            Section 3.20 Calculation Agent. (a) The Issuer agrees that for so long as any of the Class A-4 Notes are Outstanding there shall at all times be an agent appointed to calculate LIBOR in respect of each Interest Accrual Period (the "Calculation Agent"). The Issuer hereby appoints Morgan Stanley Capital Services Inc. as Calculation Agent for purposes of determining LIBOR for each Interest Accrual Period and Morgan Stanley Capital Services Inc. hereby accepts such appointment. The Calculation Agent may be removed by the Issuer at any time. If the Calculation Agent is unable or unwilling to act as such or is removed by the Issuer, the Issuer shall promptly appoint as a replacement Calculation Agent a leading bank which is engaged in transactions in Eurodollar deposits in the international Eurodollar market and which does not control or is not controlled by or under common control with the Issuer or its Affiliates. The Calculation Agent may not resign its duties without a successor having been duly appointed.

            (b) The Calculation Agent shall be required to calculate on each LIBOR Determination Date the interest rate for the Outstanding Class A-4 Notes for the related Interest Accrual Period (in each case, at a rate per annum rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward) and the amount of interest payable (rounded to the nearest cent, with half a cent being rounded upwards) on the related Payment Date. The determination of such interest rates by the Calculation Agent shall (in the absence of manifest error) be final and binding upon all parties.

                  ARTICLE IV - SATISFACTION AND DISCHARGE

            Section 4.1 Satisfaction and Discharge of Indenture.

            (a) This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.3, 3.4, 3.5, 3.8, 3.11 and 3.12 hereof, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7 and the obligations of the Indenture Trustee under Section 4.3), and (vi) the rights of Noteholders and the Swap Counterparty as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when either:

                  (A) all Notes of all Classes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in
         Section 2.6 and (ii) Notes for whose payment money has theretofore been irrevocably deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation; or

                  (B)   each of the following:

                        (1) all Notes not theretofore delivered to the Indenture Trustee for cancellation have become due and payable and the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the applicable Stated Maturity Date or Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.1(a)), as the case may be;

                        (2) the Issuer has paid or caused to be paid all other sums payable by the Issuer hereunder and under the other Basic Documents;

                        (3) the Issuer has delivered to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of
                        Section 11.1(a) and, subject to Section 11.2, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with;

                        (4) the Issuer has delivered to the Indenture Trustee an Opinion of Counsel to the effect that the satisfaction and discharge of the Notes pursuant to this Section 4.1 will not cause any Noteholder to be treated as having sold or exchanged any of its Notes for purposes of
                        Section 1001 of the Code; and

                        (5) the Issuer has delivered to the Indenture Trustee an Officer's Certificate stating that the satisfaction and discharge of this Indenture
                        (i) is not inconsistent with the derecognition by MMCA of the Receivables under GAAP and (ii) will not cause the Issuer to become part of MMCA's consolidated group under GAAP.

            (b) Notwithstanding anything to the contrary herein or in any other Basic Document, the Issuer shall not cause or permit the Notes to be prepaid except as set forth in Section 10.1.

            Section 4.2 Satisfaction and Discharge of the Notes.

            (a) Upon satisfaction of the conditions set forth in subsection
(b) below, the Issuer shall be deemed to have paid and discharged the entire indebtedness on all the Notes Outstanding, and the provisions of this Indenture, as it relates to such Notes, shall no longer be in effect (and the Indenture Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), except as to:

               (i) the rights of Holders of Notes to receive, from the trust funds described in subsection (b)(i) hereof, payment of the principal of and interest on the Notes Outstanding at maturity of such principal or interest;

               (ii) the obligations of the Issuer with respect to the Notes under Sections 2.5, 2.6, 3.2 and 3.3 hereof;

               (iii) the obligations of the Issuer to the Indenture Trustee under Section 6.7 hereof; and

               (iv) the rights, powers, trusts and immunities of the Indenture Trustee hereunder and the duties of the Indenture Trustee hereunder.

            (b) The satisfaction and discharge of the Notes pursuant to subsection (a) of this Section 4.2 is subject to the satisfaction of all of the following conditions:

               (i) the Issuer has deposited or caused to be deposited irrevocably (except as provided in Section 4.4 hereof) with the Indenture Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Notes, which, through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day prior to the due date of any payment referred to below, money in an amount sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Indenture Trustee, to pay and discharge the entire indebtedness on the Notes Outstanding, for principal thereof and interest thereon to the date of such deposit (in the case of Notes that have become due and payable) or to the maturity of such principal and interest, as the case may be, and to pay any amounts then due and payable to the Swap Counterparty;

               (ii) such deposit will not result in a breach or violation of, or constitute an event of default under, any other agreement or instrument to which the Issuer is bound;

               (iii) no Event of Default with respect to the Notes shall have occurred and be continuing on the date of such deposit or on the ninety-first (91st) day after such date;

               (iv) the Issuer has delivered to the Indenture Trustee an Opinion of Counsel to the effect that the satisfaction and discharge of the Notes pursuant to this Section 4.2 will not cause any Noteholder to be treated as having sold or exchanged any of its Notes for purposes of Section 1001 of the Code; and

               (v) the Issuer has delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the satisfaction and discharge of the Notes contemplated by this Section 4.2 have been complied with.

            (c) Notwithstanding anything to the contrary herein or in any other Basic Document, the Issuer shall not cause or permit the Notes to be prepaid except as set forth in Section 10.1.

            Section 4.3 Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest, and for payment to the Swap Counterparty of all sums, if any, due or to become due to the Swap Counterparty under and in accordance with this Indenture and the Interest Rate Swap Agreement, but such monies need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

            Section 4.4 Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

                           ARTICLE V - REMEDIES

            Section 5.1 Events of Default. "Event of Default," wherever used herein, means the occurrence of any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (i) default in the payment of any interest on any Note when the same becomes due and payable, and such default shall continue for a period of five days or more; or

               (ii) default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, including with respect to each Class of Notes, the Stated Maturity Date for such Class; or

               (iii) default in the observance or performance of any material covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section 5.1 specifically dealt with), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 60 days or in the case of a materially incorrect representation and warranty 30 days, after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of not less than 25% of the principal amount of the Notes Outstanding, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder; or

               (iv) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

               (v) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

The Issuer shall deliver to the Indenture Trustee, within five days after the occurrence thereof, written notice in the form of an Officer's Certificate of any Default which with the giving of notice and the lapse of time would become an Event of Default under clause (iii), its status and what action the Issuer is taking or proposes to take with respect thereto.

            Section 5.2 Acceleration of Maturity; Rescission and Annulment.
(a) If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee or the Holders of Notes representing not less than a majority of the principal amount of the Notes Outstanding, voting as a group, may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable. If an Event of Default specified in Section 5.1(iv) or (v) occurs, all unpaid principal, together with all accrued and unpaid interest thereon, of all the Notes, and all other amounts payable hereunder, shall automatically become due and payable without any declaration or other act on the part of the Indenture Trustee or any Holder of the Notes. In the event of such declaration or automatic acceleration, the Indenture Trustee shall give prompt written notice to the Swap Counterparty.

            (b) At any time after a declaration of acceleration of maturity has been made and before a judgment or decree for payment of the amount due has been obtained by the Indenture Trustee as hereinafter provided in this
Article V, the Holders of Notes representing a majority of the principal amount of the Notes Outstanding, voting as a group, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

               (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                    (A) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes or under the Interest Rate Swap Agreement if the Event of Default giving rise to such acceleration had not occurred; and

                    (B) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel and other amounts due and owing to the Indenture Trustee pursuant to Section 6.7; and

               (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

            Section 5.3 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. (a) The Issuer covenants that if (i) there is a default in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) there is a default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer shall, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of the Holders of the Notes, the whole amount then due and payable on the Notes for principal and interest, with interest upon the overdue principal at the applicable Note Interest Rate and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest at the applicable Note Interest Rate and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel and other amounts due and owing to the Indenture Trustee pursuant to Section 6.7.

            (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon the Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Notes, wherever situated, the monies adjudged or decreed to be payable.

            (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.4, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders and the Swap Counterparty by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

            (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.3, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

               (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and all other amounts due and owing to the Indenture Trustee pursuant to Section 6.7), of the Swap Counterparty and of the Noteholders allowed in such Proceedings;

               (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes and the Swap Counterparty in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

               (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to pay all amounts received with respect to the claims of the Noteholders, the Swap Counterparty and of the Indenture Trustee on their behalf; and

               (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee, the Swap Counterparty or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other amounts due and owing to the Indenture Trustee pursuant to Section 6.7.

            (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder or of the Swap Counterparty any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the Interest Rate Swap Agreement or the rights of any Noteholder or Swap Counterparty to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder or Swap Counterparty in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

            (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes and the Swap Counterparty.

            (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

            Section 5.4 Remedies; Priorities. (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may, but shall not be obligated to, do one or more of the following (subject to Section 5.5):

               (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes the amounts then payable and adjudged due;

               (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

               (iii) exercise any remedies of a secured party under the Relevant UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders and Swap Counterparty; and

               (iv) sell or liquidate the Trust Estate or any portion thereof or rights or interest therein at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, other than an Event of Default described in Section 5.1(i) or (ii), unless (A) the Holders of 100% of the principal amount of the Notes Outstanding, voting as a group, consent thereto, (B) the proceeds of such sale or liquidation are sufficient to pay in full the principal of and the accrued interest on the outstanding Notes and all payments due and payable (including any Swap Termination Payments) pursuant to the Interest Rate Swap Agreement or (C) the Indenture Trustee determines that the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of Holders of 66 2/3% of the principal amount of the Notes Outstanding, voting as a group. In determining such sufficiency or insufficiency with respect to clauses (B) and (C) above, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

            (b) Notwithstanding the foregoing, if an Event of Default specified in Section 5.1(i) shall have occurred and be continuing and the Notes shall have been accelerated under Section 5.2(a),

               (i) if the Indenture Trustee determines that the net proceeds of a sale or liquidation of the Trust Estate would be sufficient to discharge in full the principal of and accrued interest on the Notes and to make all payments (including any Swap Termination Payments) pursuant to the Interest Rate Swap Agreement, the Indenture Trustee shall sell or liquidate the Trust Estate or any portion thereof or rights or interest therein at one or more public or private sales called and conducted in any manner permitted by law; or

               (ii) if the Indenture Trustee determines that the net proceeds of a sale or liquidation of the Trust Estate would not be sufficient to discharge in full the principal of and accrued interest on the Notes and to make all payments (including any Swap Termination Payments) owing to the Swap Counterparty under the Interest Rate Swap Agreement, the Indenture Trustee may sell or liquidate the Trust Estate at one or more public or private sales called and conducted in any manner permitted by law if the Indenture Trustee obtains the consent of Holders of 66 2/3% of the principal amount of the Notes Outstanding, voting as a group.

            (c) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the order of priority set forth in Section 2.8(f).

            (d) The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.4. At least 15 days before such record date, the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

            Section 5.5 Optional Preservation of the Receivables. Subject to Section 5.4(b), if the Notes have been declared to be due and payable under Section 5.2 following an Event of Default, and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Trust Estate and apply proceeds as if there had been no declaration of acceleration; provided, however, that Total Available Funds shall be applied in accordance with such declaration of acceleration in the manner specified in
Section 4.6(c) of the Sale and Servicing Agreement. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and any amounts owing to the Swap Counterparty, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate. In determining whether to maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

            Section 5.6 Limitation of Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

            (a) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

            (b) the Holders of not less than 25% of the principal amount of the Notes Outstanding have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

            (c) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

            (d) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

            (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the principal amount of the Notes Outstanding.

            It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

            In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the principal amount of the Notes Outstanding, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

            Section 5.7 Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on, if any, such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

            Section 5.8 Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

            Section 5.9 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            Section 5.10 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or any acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

            Section 5.11 Control by Noteholders. The Holders of a majority of the principal amount of the Notes Outstanding shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

            (a) such direction shall not be in conflict with any rule of law or with this Indenture;

            (b) subject to the express terms of Section 5.4, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by Holders of Notes representing not less than 100% of the principal amount of the Notes Outstanding;

            (c) if the conditions set forth in Section 5.5 have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the principal amount of the Notes Outstanding to sell or liquidate the Trust Estate shall be of no force and effect; and

            (d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section, subject to Section 6.1, the Indenture Trustee need not take any action that it reasonably believes might involve it in costs, expenses and liabilities for which it will not be adequately indemnified or might materially adversely affect the rights of any Noteholders not consenting to such action.

            Section 5.12 Waiver of Past Default. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.2, the Holders of Notes representing not less than a majority of the principal amount of the Notes Outstanding, voting as a group, may waive any past Default or Event of Default and its consequences except a Default or Event of Default (a) in the payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be amended, supplemented or modified without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

            Upon any such waiver, such Default or Event of Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

            Section 5.13 Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorney's fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section
5.13 shall not apply to (a) any suit instituted by the Indenture Trustee,
(b) any suit instituted by any Noteholder or group of Noteholders, in each case holding in the aggregate more than 10% of the principal amount of the Notes Outstanding or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

            Section 5.14 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture, and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

            Section 5.15 Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.4(c).

            Section 5.16 Performance and Enforcement of Certain
Obligations. (a) Promptly following a request from the Indenture Trustee to do so, and at the Administrator's expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Seller and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement or by the Seller of each of its obligations under or in connection with the Purchase Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Servicer of each of their obligations under the Sale and Servicing Agreement.

            (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing or by telephone, confirmed in writing promptly thereafter) of the Holders of 66 2/3% of the principal amount of the Notes Outstanding, voting as a group, shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Servicer under or in connection with the Sale and Servicing Agreement, or against the Seller under or in connection with the Purchase Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension, or waiver under the Sale and Servicing Agreement or the Purchase Agreement, as the case may be, and any right of the Issuer to take such action shall be suspended.

            (c) Promptly following a request from the Indenture Trustee to do so, and at the Administrator's expense, the Issuer agrees to take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by MMCA of each of its obligations to the Seller under or in connection with the Purchase Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Purchase Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by MMCA of each of its obligations under the Purchase Agreement.

            (d) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of 66 2/3% of the principal amount of the Notes Outstanding, voting as a group, shall exercise all rights, remedies, powers, privileges and claims of the Seller against MMCA under or in connection with the Purchase Agreement, including the right or power to take any action to compel or secure performance or observance by MMCA of each of its obligations to the Seller thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Purchase Agreement, and any rights of the Seller to take such action shall be suspended.

            (e) Promptly following a request from the Indenture Trustee to do so, and at the Administrator's expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Swap Counterparty in accordance with the Interest Rate Swap Agreement and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Interest Rate Swap Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Swap Counterparty of its obligations under the Interest Rate Swap Agreement.

            (f) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing or by telephone, confirmed in writing promptly thereafter) of the Noteholders of Notes evidencing not less than 66 2/3% of the principal amount of the Controlling Note Class shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Swap Counterparty including the right or power to take any action to compel or secure performance or observance by the Swap Counterparty of their obligations to the Issuer under the Interest Rate Swap Agreement and to give any consent, request, notice, direction, approval, extension, or waiver under the Interest Rate Swap Agreement and any right of the Issuer to take such action shall be suspended.

                    ARTICLE VI - THE INDENTURE TRUSTEE

            Section 6.1 Duties of Indenture Trustee. (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such Person's own affairs.

            (b) Except during the continuance of an Event of Default:

               (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

               (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and, if required by the terms of this Indenture, conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

            (c) The Indenture Trustee may not be relieved from liability for its own negligent action, negligent failure to act, willful misconduct or bad faith, except that:

               (i) this paragraph does not limit the effect of paragraph (b) of this Section 6.1;

               (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

               (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11.

            (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a), (b), (c), (e) and
(g) of this Section 6.1.

            (e) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

            (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

            (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 6.1 and to the provisions of the TIA.

            (i) The Indenture Trustee shall not be charged with knowledge of any Event of Default unless either (1) a Responsible Officer shall have actual knowledge of such Event of Default or (2) written notice of such Event of Default shall have been given to the Indenture Trustee in accordance with the provisions of this Indenture.

            Section 6.2 Rights of Indenture Trustee. (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matters stated in the document.

            (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel unless it is proved that the Indenture Trustee was negligent in such reliance.

            (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

            (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that such action or omission by the Indenture Trustee does not constitute willful misconduct, negligence or bad faith.

            (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

            (f) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

            (g) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney.

            Section 6.3 Individual Rights of Indenture Trustee. The Indenture Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent hereunder may do the same with like rights.

            Section 6.4 Indenture Trustee's Disclaimer. The Indenture Trustee (i) shall not be responsible for, and makes no representation, as to the validity or adequacy of this Indenture or the Notes and (ii) shall not be accountable for the Issuer's use of the proceeds from the Notes, or responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

            Section 6.5 Notice of Defaults. If a Default occurs and is continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder notice of such Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

            Section 6.6 Reports by Indenture Trustee to Holders. Within a reasonable period of time after the end of each calendar year, but not later than the latest date permitted by law, in each case as determined by the Servicer, the Indenture Trustee shall deliver to each Person who at any time during the preceding calendar year was a Noteholder a statement prepared by the Servicer pursuant to Section 3.9 of the Sale and Servicing Agreement containing the information which is required to be expressed in the Payment Date statements as a dollar amount per $1,000 of original denomination of the Notes or Class of Notes, as applicable, aggregated for such calendar year, for the purposes of such Noteholder's preparation of Federal income tax returns.

     Section 6.7 Compensation and Indemnity. (a) The Issuer shall, or shall cause the Administrator to, pay to the Indenture Trustee from time to time reasonable compensation for its services. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall, or shall cause the Administrator to, reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall, or shall cause the Administrator to, indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder. The Issuer shall, or shall cause the Servicer to, defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall, or shall cause the Servicer to, pay the fees and expenses of such counsel. Neither the Issuer nor the Administrator need reimburse any expense or indemnity against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

            (b) The Issuer's payment obligations to the Indenture Trustee pursuant to this Section 6.7 shall survive the resignation or removal of the Indenture Trustee and the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.1(iv) or (v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

            Section 6.8 Replacement of Indenture Trustee. (a) No resignation or removal of the Indenture Trustee, and no appointment of a successor Indenture Trustee, shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section
6.8. Subject to the preceding sentence, the Indenture Trustee may resign at any time by so notifying the Issuer. The Holders of a majority in principal amount of the Notes Outstanding, voting as a group, may remove the Indenture Trustee without cause by so notifying the Indenture Trustee and the Issuer and the Issuer may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

               (i) the Indenture Trustee fails to comply with Section 6.11;

               (ii) the Indenture Trustee is adjudged a bankrupt or insolvent;

               (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

               (iv) the Indenture Trustee otherwise becomes incapable of acting.

If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee.

            (b) Any successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer, and shall concurrently deliver a copy of such acceptance to the Swap Counterparty. Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

            (c) If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority in principal amount of the Notes Outstanding may petition any court of competent jurisdiction to appoint a successor Indenture Trustee. If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction to remove the Indenture Trustee and to appoint a successor Indenture Trustee.

            (d) Notwithstanding the replacement of the Indenture Trustee pursuant to this Section 6.8, the Issuer's and the Administrator's obligations under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee.

            Section 6.9 Successor Indenture Trustee by Merger. (a) If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Rating Agencies with prior written notice of any such transaction.

            (b) If at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated, and if at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee. In all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

            Section 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver an instrument to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders and the Swap Counterparty, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8 hereof.

            (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee shall not be authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

               (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

               (iii) the Indenture Trustee may at any time remove or accept the resignation of any separate trustee or co-trustee.

            (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

            (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 6.11 Eligibility; Disqualification. (a) The Indenture Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Indenture Trustee or its parent shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and shall have a long-term debt rating of investment grade by each of the Rating Agencies or shall otherwise be acceptable to each of the Rating Agencies. The Indenture Trustee shall comply with TIA Section 310(b).

            (b) Within 90 days after ascertaining the occurrence of an Event of Default which shall not have been cured or waived, unless authorized by the Commission, the Indenture Trustee shall resign with respect to the Class A Notes, the Class B Notes and/or the Class C Notes in accordance with Section 6.8 of this Indenture, and the Issuer shall appoint a successor Indenture Trustee for one or both of such Classes, as applicable, so that there will be separate Indenture Trustees for the Class A Notes, the Class B Notes and the Class C Notes. In the event the Indenture Trustee fails to comply with the terms of the preceding sentence, the Indenture Trustee shall comply with clauses (ii) and (iii) of TIA
Section 310(b).

            (c) In the case of the appointment pursuant to this Section
6.11 of a successor Indenture Trustee with respect to any Class of Notes, the Issuer, the retiring Indenture Trustee and the successor Indenture Trustee with respect to such Class of Notes shall execute and deliver an indenture supplemental hereto wherein each successor Indenture Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, the successor Indenture Trustee all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of the Class to which the appointment of such successor Indenture Trustee relates,
(ii) if the retiring Indenture Trustee is not retiring with respect to all Classes of Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of each Class as to which the retiring Indenture Trustee is not retiring shall continue to be vested in the Indenture Trustee and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Indenture Trustees co-trustees of the same trust and that each such Indenture Trustee shall be a trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Indenture Trustee; and upon the removal of the retiring Indenture Trustee shall become effective to the extent provided herein.

            Section 6.12 Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

            Section 6.13 Pennsylvania Motor Vehicle Sales Finance Act Licenses. The Indenture Trustee shall use its best efforts to maintain the effectiveness of all licenses required under the Pennsylvania Motor Vehicle Sales Finance Act in connection with this Indenture and the transactions contemplated hereby until the lien and security interest of this Indenture shall no longer be in effect in accordance with the terms hereof.

            Section 6.14 Interest Rate Swap Provisions.(a) The Issuer has entered into an Interest Rate Swap Agreement, in a form satisfactory to the Rating Agencies, to hedge the floating rate interest expense on the Class A-4 Notes. The Issuer may, from time to time, enter into one or more replacement Interest Rate Swap Agreement with one or more replacement Swap Counterparties in the event that the Interest Rate Swap Agreement is terminated prior to its scheduled expiration pursuant to an Event of Default or Termination Event (each such term as defined in the Interest Rate Swap Agreement). The notional amount of the Interest Rate Swap hedging the interest expense on the Class A-4 Notes will be initially equal to the principal amount of the Class A-4 Notes on the Closing Date and will be reduced by the amount of any principal payments on the Class A-4 Notes.

            (b) On each Payment Date, Net Swap Payments (other than Swap Termination Payments) relating to the Interest Rate Swap will rank senior to interest payments on the Class A Notes and Class A Swap Termination Payments will rank pari passu with interest payments on the Class A Notes, as set forth in Section 8.2 hereof and Section 4.6 of the Sale and Servicing Agreement.

            (c) The Indenture Trustee will be responsible for remitting Net Swap Payments and any Swap Termination Payments payable to the Swap Counterparty and for collecting the Net Swap Receipts and any Swap Termination Payments payable to the Issuer, as applicable, on each Payment Date.

            (d) In the event that the Swap Counterparty is required to collateralize any Interest Rate Swap transaction pursuant to the terms of the Interest Rate Swap Agreement, the Indenture Trustee, upon written request of the Administrator, shall establish individual collateral accounts and will hold any securities deposited therein in trust and will invest any cash amounts in accordance with the provisions of the Interest Rate Swap Agreement.

            (e) The Administrator shall calculate and provide written notification to the Swap Counterparty and to the Indenture Trustee of the notional amount of the Interest Rate Swap as of each Payment Date on or before the twelfth day of the month of the related Payment Date. The Administrator shall also obtain the calculation of LIBOR from the Calculation Agent under this Agreement and shall calculate the amount, for each Payment Date, of all Net Swap Payments, Net Swap Receipts, and Swap Termination Payments payable on each Payment Date and shall provide written notification of such amounts to the Swap Counterparty and to the Indenture Trustee prior to such Payment Date. At least five days before the effective date of any proposed amendment or supplement to the Interest Rate Swap Agreement, the Administrator shall provide the Rating Agencies with a copy of such amendment or supplement. Unless the amendment or supplement clarifies any term or provision, corrects any inconsistency, cures any ambiguity, or corrects any typographical error in the Interest Rate Swap Agreement, an amendment or supplement to the Interest Rate Swap Agreement will be effective only after satisfaction of the Rating Agency Condition.

            (f) Promptly following the early termination of the Interest Rate Swap Agreement due to an Event of Default or Termination Event (as each such term is defined in such Interest Rate Swap Agreement), the Issuer will use reasonable efforts to enter into a replacement interest rate swap agreement on terms similar to those of the Interest Rate Swap Agreement with an eligible swap counterparty unless the Indenture Trustee sells the Indenture Trust Estate pursuant to Section 5.4(a)(iv). The Issuer shall take action as the Indenture Trustee may request to compel or secure the performance and observance by the Swap Counterparty of its obligations under the Interest Rate Swap Agreement, as provided in Section 5.16(e) and 5.16(f).

            (g) The Interest Rate Swap Agreement shall provide that a termination event will occur thereunder if:

               (i) the long-term rating of Morgan Stanley Dean Witter & Co. is suspended, withdrawn or downgraded below a rating of "A2" by Moody's and, within 30 days of such suspension, withdrawal or downgrade the Swap Counterparty fails to (1) deliver or post collateral reasonably acceptable to the Issuer and acceptable to Moody's in amounts sufficient or in accordance with the standards of Moody's (as such standards may be modified while any transaction is still outstanding) to secure its obligations under the interest rate swap agreement, (2) assign its rights and obligations under the Interest Rate Swap Agreement to a replacement counterparty reasonably acceptable to the Issuer and to Moody's or (3) establish other arrangements necessary, if any, (including, without limitation, causing an entity with ratings such that if the Swap Counterparty or its credit support provider had such ratings, the suspension, withdrawal or downgrade would not have occurred, to guarantee or provide an indemnity in respect of the Swap Counterparty's or its credit support provider's obligations under the Interest Rate Swap Agreement in form and substance reasonably satisfactory to Moody's) in each case so that Moody's confirms the ratings of the Class A-4 Notes that were in effect immediately prior to such suspension, withdrawal or downgrade;

               (ii) the short-term rating of Morgan Stanley Dean Witter & Co. is downgraded below a rating of "A-1" by S&P and the Swap Counterparty fails to (1) use reasonable efforts to assign (at its own cost or benefit) its rights and obligations under the Interest Rate Swap Agreement to a replacement counterparty acceptable to the Issuer and to S&P and (2) if such an assignment has not occurred within 30 days of such downgrade, fail to deliver or post collateral reasonably acceptable to the Issuer and sufficient to satisfy the Rating Agency Condition with respect to S&P (as designated in an approved credit support annex) to secure its obligations under the Interest Rate Swap Agreement; provided, that notwithstanding the posting of the collateral and the addition of the credit support annex, the Swap Counterparty shall continue to use reasonable efforts to assign its rights and obligations under the Interest Rate Swap Agreement to a replacement counterparty; or

               (iii) the long-term rating or the short-term rating of Morgan Stanley Dean Witter & Co. is suspended, withdrawn or downgraded below a rating of "A" or "F1," respectively, by Fitch Ratings and, within 30 days of such suspension, withdrawal or downgrade the Swap Counterparty fails to (1) deliver or post collateral reasonably acceptable to the Issuer and acceptable to Fitch Ratings in amounts sufficient or in accordance with the standards of Fitch Ratings (as such standards may be modified while any transaction is still outstanding) to secure its obligations under the Interest Rate Swap Agreement, (2) assign its rights and obligations under the Interest Rate Swap Agreement to a replacement counterparty reasonably acceptable to the Issuer and to Fitch Ratings or (3) establish other arrangements necessary, if any, (including, without limitation, causing an entity with ratings such that if the Swap Counterparty or its credit support provider had such ratings, the suspension, withdrawal or downgrade would not have occurred, to guarantee or provide an indemnity in respect of the Swap Counterparty's or its credit support provider's obligations under the Interest Rate Swap Agreement in form and substance reasonably satisfactory to Fitch Ratings) in each case so that Fitch Ratings confirms the ratings of the Class A-4 Notes that were in effect immediately prior to such suspension, withdrawal or downgrade.

                ARTICLE VII - NOTEHOLDERS' LISTS; REPORTING

            Section 7.1 Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer shall furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date and (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten days prior to the time such list is furnished; provided, however, that so long as (i) the Indenture Trustee is the Note Registrar or (ii) the Notes are issued as Book-Entry Notes, no such list shall be required to be furnished.

            Section 7.2 Preservation of Information; Communications to Noteholders. (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such
Section 7.1 upon receipt of a new list so furnished.

            (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

            (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

            Section 7.3 Reporting by Issuer. (a) The Issuer shall:

               (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

               (ii) file with the Indenture Trustee and the Commission in accordance with the rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

               (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA
      Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.3(a) and by rules and regulations prescribed from time to time by the Commission.

            (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall correspond to the calendar year.

            Section 7.4 Reporting and Notices by Indenture Trustee. (a) If required by TIA Section 313(a), within 60 days after each March 31, beginning with March 31, 2002, the Indenture Trustee shall mail to each Noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). The Indenture Trustee also shall comply with TIA Section 313(b).

            (b) A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

            ARTICLE VIII - ACCOUNTS, DISBURSEMENTS AND RELEASES

            Section 8.1 Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture and the Sale and Servicing Agreement. The Indenture Trustee shall apply all such money received by it as provided in this Indenture and the Sale and Servicing Agreement. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

            Section 8.2 Trust Accounts. (a) On or prior to the Closing Date, the Issuer shall cause the Servicer to establish and maintain, in the name of the Indenture Trustee, (i) for the benefit of the Noteholders and the Certificateholders, each of the Trust Accounts other than the Negative Carry Account and the Note Payment Account as provided in Sections 4.1, 4.7 and 5.1 of the Sale and Servicing Agreement and (ii) for the exclusive benefit of the Noteholders, the Negative Carry Account and the Note Payment Account as provided in Sections 4.1(d) and 4.1(e) of the Sale and Servicing Agreement.

            (b) On or before each Payment Date, the Servicer shall deposit in the Collection Account all amounts required to be deposited therein with respect to the related Collection Period as provided in Sections 4.2 and
4.4 of the Sale and Servicing Agreement. On or before each Payment Date, all amounts required to be deposited in the Note Payment Account with respect to the related Collection Period pursuant to Sections 4.6 and 4.7 of the Sale and Servicing Agreement shall be withdrawn by the Indenture Trustee from the Collection Account and/or the Reserve Account and deposited to the Note Payment Account for payment to Noteholders in accordance with Section 2.8 on such Payment Date. The Indenture Trustee shall direct the Swap Counterparty to deposit, and shall otherwise cause to be deposited on each Payment Date, any Net Swap Receipts then due and payable in the Collection Account. In addition, the Indenture Trustee shall direct the Swap Counterparty to deposit, and shall otherwise cause to be deposited, all Swap Termination Payments paid by the Swap Counterparty to the Trust into the Collection Account; provided, that, upon direction of the Issuer, the Indenture Trustee may retain a part or all of such Swap Termination Payments to be applied as an initial payment to a replacement Swap Counterparty, and provided further that the Indenture Trustee shall promptly deposit any retained amounts that are not so applied to the Collection Account.

            Section 8.3 General Provisions Regarding Accounts. (a) So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Collection Account, the Pre-Funding Account, the Reinvestment Account, the Payahead Account, the Reserve Account, the Negative Carry Account and the Yield Supplement Account shall be invested by the Indenture Trustee at the direction of the Servicer in Permitted Investments as provided in Sections 4.1, 4.7 and 5.1 of the Sale and Servicing Agreement. All income or other gain (net of losses and investment expenses) from investments of monies deposited in the Collection Account, the Pre-Funding Account, the Reinvestment Account, the Payahead Account, the Reserve Account, the Negative Carry Account and the Yield Supplement Account shall be withdrawn by the Indenture Trustee from such accounts and distributed (but only under the circumstances set forth in the Sale and Servicing Agreement in the case of the Pre-Funding Account, the Reinvestment Account, the Reserve Account, the Negative Carry Account and the Yield Supplement Account) as provided in Sections 4.1, 4.7, 4.11, 4.12 and 5.1 of the Sale and Servicing Agreement. The Servicer shall not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest Granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

            (b) Subject to Section 6.1(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Permitted Investment included therein, except for losses attributable to the Indenture Trustee's failure to make payments on such Permitted Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

            (c) If (i) the Servicer shall have failed to give investment directions to the Indenture Trustee by 11:00 a.m., New York Time (or such other time as may be agreed by the Issuer and Indenture Trustee), on the Business Day preceding each Payment Date for any funds on deposit in the Collection Account, the Pre-Funding Account, the Reinvestment Account, the Payahead Account, the Reserve Account, the Negative Carry Account or the Yield Supplement Account, (ii) to the knowledge of a Responsible Officer of the Indenture Trustee, a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.2 or (iii) the Notes shall have been declared due and payable following an Event of Default and amounts collected or receivable from the Trust Estate are being applied in accordance with Section 5.4 as if there had not been such a declaration, then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in such Trust Accounts in one or more Permitted Investments as set forth in Schedule I hereto.

            Section 8.4 Release of Trust Estate. (a) Subject to the payment of its fees and expenses pursuant to Section 6.7, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

            (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due the Indenture Trustee pursuant to
Section 6.7 have been paid in full and all amounts (including Swap Termination Payments) owing under the Interest Rate Swap Agreement have been paid in full, release any remaining portion of the Trust Estate that secured the Notes and the Interest Rate Swap Agreement from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.4(b) only upon receipt of (i) an Issuer Request accompanied by confirmation that all amounts owing by the Issuer under the Interest Rate Swap Agreement have been paid, an Officer's Certificate and an Opinion of Counsel, in each case stating that all conditions precedent, if any, provided for in this Indenture relating to the release of the property from the lien of this Indenture have been complied with, provided that counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action and (ii) if required by the TIA, Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of
Section 11.1.

            Section 8.5 Opinion of Counsel. The Indenture Trustee shall receive at least seven days notice when requested by the Issuer to take any action pursuant to Section 8.4(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, except in connection with any action contemplated by Section 8.4(b), as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                    ARTICLE IX - SUPPLEMENTAL INDENTURES

            Section 9.1 Supplemental Indentures Without Consent of
Noteholders.

            (a) Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

               (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

               (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

               (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

               (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

               (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture which will not be inconsistent with other provisions of the Indenture; provided, that such action shall not materially adversely affect the interests of the Noteholders or adversely affect the rights or obligations of the Swap Counterparty under the Interest Rate Swap Agreement, or modify or impair the ability of the Issuer to fully perform any of its obligations under the Interest Rate Swap Agreement (and, so long as a copy of the proposed amendment or supplement has been delivered to each of the parties listed in Section 11.4(c) with respect to the Swap Counterparty and makes clear that the Swap Counterparty has no longer than ten Business Days to object to such amendment or supplement, the Swap Counterparty's consent will be deemed to have been given if the Swap Counterparty does not object in writing within ten Business Days of receipt of a written request for such consent);

               (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
      Article VI;

               (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA; or

               (viii) to add, delete or modify any provisions necessary or advisable to allow the Receivables to be derecognized by MMCA under GAAP or to allow the Issuer to avoid becoming a member of MMCA's consolidated group under GAAP;

provided, however, that (i) such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder or of the Swap Counterparty, (ii) the Rating Agency Condition shall have been satisfied with respect to such action and (iii) such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be characterized for Federal or any then Applicable Tax State income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the Federal or any then Applicable Tax State income taxation of any Notes Outstanding or outstanding Certificates or any Noteholder or Certificateholder. The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained;

            (b) Notwithstanding anything contained herein to the contrary, this Indenture may be amended by the parties hereto, whose consent to so amend this Indenture will not be unreasonably withheld, but without the consent of any Noteholders, to add, modify or eliminate such provisions as may be necessary or advisable in order to enable: (a) the transfer to the Issuer of all or any portion of the Receivables to be derecognized by MMCA under GAAP, (b) the Issuer to avoid becoming a member of MMCA's consolidated group under GAAP or (c) the Issuer or any affiliate of the Seller to otherwise comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle; provided, however, it being a condition to any such amendment that the Rating Agency Condition shall have been met; provided, further, that in the case of any amendment hereunder, the Administrator shall furnish to the Indenture Trustee an Opinion of Counsel which provides that: (i) the interests of the Noteholders and the Swap Counterparty will not be materially and adversely affected by the amendment and (ii) the amendment will not significantly change the permitted activities of the Issuer; and provided, further, that no such amendment shall be inconsistent with the derecognition by MMCA of the Receivables under GAAP or cause the Issuer to become a member of MMCA's consolidated group under GAAP.

            Section 9.2 Supplemental Indentures with Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies and with the consent of the Holders of not less than a majority of the principal amount of the Notes Outstanding, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that (i) such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder, (ii) the Rating Agency Condition shall have been satisfied with respect to such action, (iii) such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be characterized for Federal or any then Applicable Tax State income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the Federal or any then Applicable Tax State income taxation of any Notes Outstanding or outstanding Certificates or any Noteholder or Certificateholder, and (iv) (x) such action shall not materially adversely affect the rights or obligations of the Swap Counterparty under the Interest Rate Swap Agreement or modify the obligations of, or impair the ability of the Issuer to fully perform any of its obligations under the Interest Rate Swap Agreement or (y) the Swap Counterparty shall have consented thereto (so long as a copy of the proposed amendment or supplement has been delivered to each of the parties listed in Section 11.4(c) with respect to the Swap Counterparty and makes clear that the Swap Counterparty has no longer than ten Business Days to object to such amendment or supplement, the Swap Counterparty's consent will be deemed to have been given if the Swap Counterparty does not object in writing within ten Business Days of receipt of a written request for such consent); and provided, further, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

               (i) change any Stated Maturity Date or the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption
      Date);

               (ii) reduce the percentage of the principal amount of the Notes Outstanding, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

               (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

               (iv) reduce the percentage of the principal amount of the Notes Outstanding required to direct the Indenture Trustee to sell or liquidate the Trust Estate pursuant to Section 5.4 if the proceeds of such sale would be insufficient to pay the principal amount and accrued but unpaid interest on the Notes and the Certificates;

               (v) modify any provision of this Indenture specifying a percentage of the aggregate principal amount of the Notes necessary to amend this Indenture or the other Basic Documents except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

               (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

               (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any such collateral at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith or on the basis of an Opinion of Counsel.

            It shall not be necessary for any Act of Noteholders under this
Section 9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

            Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.2, the Indenture Trustee shall mail to the Swap Counterparty a copy of such supplemental indenture and to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

            Section 9.3 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive and, subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent to the execution and delivery of such supplemental indenture have been satisfied. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

            Section 9.4 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

            Section 9.5 Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

            Section 9.6 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                      ARTICLE X - REDEMPTION OF NOTES

            Section 10.1 Redemption. (a) (a) The Notes are subject to redemption in whole, but not in part, at the direction of the Servicer pursuant to Section 9.1(a) of the Sale and Servicing Agreement, on any Payment Date on which the Servicer exercises its option to purchase the assets of the Issuer pursuant to said Section 9.1(a), and the amount paid by the Servicer shall be treated as collections of Receivables and applied to pay the unpaid principal amount of the Notes plus accrued and unpaid interest thereon and the Certificate Balance. The Servicer or the Issuer shall furnish the Rating Agencies and the Noteholders notice of such redemption. If the Notes are to be redeemed pursuant to this Section 10.1(a), the Servicer or the Issuer shall furnish notice of such election to the Indenture Trustee not later than 20 days prior to the Redemption Date and the Issuer shall deposit by 10:00 A.M. (New York City time) on the Redemption Date with the Indenture Trustee in the Note Payment Account the Redemption Price of the Notes to be redeemed, whereupon all such Notes shall be due and payable on the Redemption Date.

            (b) In the event that on or prior to the Payment Date on which the Pre-Funding Period ends (or, if the Pre-Funding Period does not end on a Payment Date, the immediately succeeding Payment Date) the Remaining Pre-Funded Amount has been withdrawn from the Pre-Funding Account and deposited to the Collection Account by the Indenture Trustee at the direction of the Servicer pursuant to Section 4.11(b) of the Sale and Servicing Agreement, the Remaining Pre-Funded Amount shall be treated as a part of the Available Funds and the Principal Distribution Amount for such Payment Date.

            (c) In the event that on or prior to the Payment Date on which the Reinvestment Period ends (or, if the Reinvestment Period does not end on a Payment Date, the immediately succeeding Payment Date) the Excess Reinvestment Amount has been withdrawn from the Reinvestment Account and deposited to the Collection Account by the Indenture Trustee at the direction of the Servicer pursuant to Section 4.13(c) of the Sale and Servicing Agreement, the Excess Reinvestment Amount shall be treated as a part of the Available Funds and the Principal Distribution Amount for such Payment Date.

            Section 10.2 Form of Redemption Notice. Notice of redemption under Section 10.1(a) shall be given by the Indenture Trustee by first-class mail, postage prepaid, or by facsimile mailed or transmitted promptly following receipt of notice from the Issuer or Servicer pursuant to Section 10.1(a), but not later than ten days prior to the applicable Redemption Date, to each Holder of Notes as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address or facsimile number appearing in the Note Register.

            All notices of redemption shall state:

               (i) the Redemption Date;

               (ii) the Redemption Price; and

               (iii) the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.2).

            Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer; provided, that in the case of a redemption pursuant to Section 10.1(b) or Section 10.1(c), no notice shall be required to be given to Noteholders. Failure to give any required notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

            Section 10.3 Notes Payable on Redemption Date. The Notes to be redeemed shall, following notice of redemption as required by Section 10.2 (in the case of redemption pursuant to Section 10.1(a)), on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                        ARTICLE XI - MISCELLANEOUS

            Section 11.1 Compliance Certificates and Opinions, etc. (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section 11.1, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (A) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (B) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (C) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (D) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

            (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in
Section 11.1(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

               (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause
      (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the property or securities to be so deposited and of all other such property or securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is ten percent (10%) or more of the principal amount of the Notes Outstanding, but such a certificate need not be furnished with respect to any property or securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent (1%) of the principal amount of the Notes Outstanding.

               (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

               (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause
      (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (v) below or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals ten percent (10%) or more of the principal amount of the Notes Outstanding, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent (1%) of the principal amount of the then Outstanding Notes.

               (v) Notwithstanding Section 2.10 or any other provisions of this Section 11.1, the Issuer may, without compliance with the requirements of the other provisions of this Section 11.1, (A) collect, liquidate, sell or otherwise dispose of Receivables and Financed Vehicles as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents.

            Section 11.2 Form of Documents Delivered to Indenture Trustee.
(a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            (b) Any certificate or opinion of a Responsible Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of a Responsible Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller, the Administrator or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller, the Administrator or the Issuer, unless such Responsible Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

            (c) Where any Person is required to make, give or execute two or more applications, requests, comments, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            (d) Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

            Section 11.3 Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied herein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 11.3.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

            (c) The ownership of Notes shall be provided by the Note Register.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

            Section 11.4 Notices, etc., to Indenture Trustee, Issuer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

            (a) the Indenture Trustee by any Noteholder or by the Issuer, shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office; or

            (b) the Issuer by the Indenture Trustee or by any Noteholder, shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to:

                MMCA Auto Owner Trust 2002-1,
                c/o Wilmington Trust Company
                Rodney Square North
                1100 North Market Street
                Wilmington, Delaware 19801
                Attention: Corporate Trust Department

                with a copy to the Administrator at:

                6363 Katella Avenue
                Cypress, California 90630-5205
                Attention: Executive Vice President and Treasurer

or at any other address previously furnished in writing to the Indenture Trustee by the Issuer or the Administrator. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

            (c) Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee, the Owner Trustee or the initial Swap Counterparty shall be in writing, personally delivered, sent by facsimile or mailed by certified mail, return receipt requested, to in the case of Moody's, at the following address:

                Moody's Investors Service, Inc.
                ABS Monitoring Department
                99 Church Street
                New York, New York 10007
                Attention:  Eric Fellows
                Fax: (212) 553-0573

                in the case of S&P, at the following address:

                Standard & Poor's Ratings Service
                55 Water Street, 40th Floor
                New York, New York 10041
                Attention:  Mark O'Neil
                Fax: (212) 438-2649

                in the case of Fitch Ratings, at the following address:

                Fitch Ratings
                One State Street Plaza
                New York, New York 10004
                Attention:  Asset Backed Surveillance Department
                Fax: (212) 480-4438

                in the case of the initial Swap Counterparty as of the Closing Date, at the following address:

                Morgan Stanley Capital Services Inc.
                1585 Broadway, 3rd Floor
                New York, New York  10036
                Attention:  William C. Thum, Fixed Income Derivatives -
                  Transaction Management Manager
                Fax: (212) 761-0162

                with a copy to:

                Morgan Stanley Dean Witter & Co.
                1221 Avenue of the Americas, 27th Floor
                Legal Department
                New York, New York  10020
                Attention:  James Hill (Fixed Income Derivatives)
                Fax: (212) 762-8896

                and with a copy to:

                Morgan Stanley Capital Services
                1585 Broadway, 2nd Floor
                New York, New York  10036
                Attention:  Fixed Income Derivatives - Corporate Derivatives
                  Group Manager
                Fax: (212) 761-0268

            Section 11.5 Notices to Noteholders; Waiver. (a) Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

            (b) Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

            (c) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

            (d) Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

            Section 11.6 Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer shall furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

            Section 11.7 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

            The provisions of TIA Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

            Section 11.8 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

            Section 11.9 Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

            Section 11.10 Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            Section 11.11 Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, the Swap Counterparty and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture; provided, that the Swap Counterparty shall have no right to institute any Proceeding, judicial or otherwise, with respect to enforcement of remedies under Article V of this Indenture upon the occurrence of an Event of Default.

            Section 11.12 Legal Holiday. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrued for the period from and after any such nominal date.

            Section 11.13 Governing Law. This Indenture shall be construed in accordance with the laws of the State of New York without reference to its conflict of laws provisions (other than section 5-1401 OF the general obligations law) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 11.14 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            Section 11.15 Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

            Section 11.16 Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacities), and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

            Section 11.17 No Petition; Subordination; Claims Against Seller. The Indenture Trustee, by entering into this Indenture, and each Noteholder or Note Owner, by accepting a Note or beneficial interest in a Note, as the case may be, hereby covenant and agree that (a) they will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents, (b) any claim that they may have at any time against the Subtrust Assets of any Subtrust unrelated to the Notes, and any claim they have at any time against the Seller that they may seek to enforce against the Subtrust Assets of any Subtrust unrelated to the Notes, shall be subordinate to the payment in full, including post-petition interest, in the event that the Seller becomes a debtor or debtor in possession in a case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect or otherwise subject to any insolvency, reorganization, liquidation, rehabilitation or other similar proceedings, of the claims of the holders of any Securities related to such unrelated Subtrust and the holders of any other notes, bonds, contracts or other obligations that are related to such unrelated Subtrust and (c) they hereby irrevocably make the election afforded by Title 11 United States Code Section 1111(b)(1)(A)(i) to secured creditors to receive the treatment afforded by Title 11 United States Code
Section 1111(b)(2) with respect to any secured claim that they may have at any time against the Seller. The obligations of the Seller under this Indenture are limited to the related Subtrust and the related Subtrust Assets.

            Section 11.18 Inspection. The Issuer agrees that, with reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

            Section 11.19 Employee Benefit Plans. Each Plan that acquires a Note, by its acceptance of the Note, shall be deemed to represent that its acquisition, holding and disposition of the Note does not give rise to a prohibited transaction for which no exemption is available.




            IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

                                       MMCA AUTO OWNER TRUST 2002-1

                                       By:   WILMINGTON TRUST COMPANY,
                                             not in its individual capacity but
                                             solely as Owner Trustee


                                       By:   /s/ W. Chris Sponenberg
                                             --------------------------------
                                             Name: W. Chris Sponenberg
                                             Title: Vice President



                                       By:   BANK OF TOKYO-MITSUBISHI TRUST
                                             COMPANY,
                                             not in its individual capacity but
                                             solely as Indenture Trustee


                                       By:   /s/ F. Galarraga
                                             --------------------------------
                                             Name: F. Galarraga
                                             Title: Trust Officer






                                                                 SCHEDULE A
                                                                 ----------


           Schedule of Receivables provided to Indenture Trustee on Computer Tape, Compact Disk or Microfiche







                                                                 SCHEDULE I
                                                                 ----------

                       List of Permitted Investments
                       -----------------------------


Account(s)                                Permitted Investments
----------                                ---------------------

Collection Account                        Federated Government Obligations Fund

Negative Carry Account                    Federated Government Obligations Fund

Payahead Account                          Federated Government Obligations Fund

Pre-Funding Account                       Federated Government Obligations Fund

Reinvestment Account                      Federated Government Obligations Fund

Reserve Account                           Federated Government Obligations Fund

Yield Supplement Account                  Federated Government Obligations Fund





                                                                EXHIBIT A-1
                                                                -----------

                   [Form of Class A-1 Asset Backed Note]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


REGISTERED                                                        $151,000,000

No. R-1                                                   CUSIP NO. 553083 CD 6

                        MMCA AUTO OWNER TRUST 2002-1

                   2.00875% CLASS A-1 ASSET BACKED NOTES

            MMCA Auto Owner Trust 2002-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of ONE HUNDRED FIFTY ONE MILLION DOLLARS payable on each Payment Date in the aggregate amount, if any, payable from the Note Payment Account in respect of principal on the Class A-1 Notes pursuant to Section 2.8 of the Indenture, dated as of March 1, 2002 (as amended, supplemented or otherwise modified and in effect from time to time, the "Indenture"), between the Issuer and Bank of Tokyo-Mitsubishi Trust Company, a New York banking corporation, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that if not paid prior to such date, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the March 2003 Payment Date (the "Class A-1 Stated Maturity Date") and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. In addition, the unpaid principal amount of this Note may be redeemed pursuant to
Section 10.1(b) of the Indenture to the extent of a pro rata share of funds remaining in the Pre-Funding Account upon the termination of the Pre-Funding Period and of funds remaining in the Reinvestment Account upon the termination of the Reinvestment Period. Capitalized terms used but not defined herein are defined in the Indenture, which also contains rules as to construction that shall be applicable herein.

            The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the previous Payment Date (or, in the case of the initial Payment Date, or if no interest has been paid, from and including the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days elapsed and a 360-day year. Such principal of and interest on this Note shall be paid in the manner specified on the reverse side hereof.

            The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

            Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

            Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.



            IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer, as of the date set forth below.


                                       MMCA AUTO OWNER TRUST 2002-1,

                                       By: WILMINGTON TRUST COMPANY,
                                              not in its individual capacity
                                              but solely as Owner Trustee under
                                              the Trust Agreement


                                       By: __________________________________
                                             Responsible Officer


Date: March 13, 2002



                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Notes designated above and referred to in the within-mentioned Indenture.


                                       BANK OF TOKYO-MITSUBISHI TRUST COMPANY,
                                       not in its individual capacity
                                       but solely as Indenture Trustee


                                       By: __________________________________
                                             Responsible Officer






            This Class A-1 Note is one of a duly authorized issue of Notes of the Issuer, designated as its 2.00875% Class A-1 Asset Backed Notes, which, together with the Class A-2 Asset-Backed Notes, the Class A-3 Asset-Backed Notes, the Class A-4 Asset-Backed Notes, the Class B Asset-Backed Notes and the Class C Asset-Backed Notes (collectively, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture.

            The Class A-1 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. Except as otherwise set forth in the Indenture, the Class A-1 Notes are equal in right of payment to the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, senior in right of payment to the Class B Notes and the Class C Notes and subordinate to the rights of the Swap Counterparty to receive payments (other than Swap Termination Payments) pursuant to the Interest Rate Swap Agreement, to the extent provided in the Indenture.

            Principal of the Class A-1 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the fifteenth day of each month or, if any such day is not a Business Day, the next succeeding Business Day, commencing April 15, 2002.

            As described above, the entire unpaid principal amount of this Class A-1 Note shall be due and payable on the earlier of the Class A-1 Stated Maturity Date and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. In addition, the unpaid principal amount of this Class A-1 Note may be redeemed pursuant to Section 10.1(b) of the Indenture to the extent of a pro rata share of funds remaining in the Pre-Funding Account upon the termination of the Pre-Funding Period and funds remaining in the Reinvestment Account upon termination of the Reinvestment Period. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of the Notes representing not less than a majority of all the Notes Outstanding of all Classes, voting as a group, have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Holders entitled thereto.

            Payments of interest on this Class A-1 Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class A-1 Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Class A-1 Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-1 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class A-1 Note be submitted for notation of payment. Any reduction in the principal amount of this Class A-1 Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-1 Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Class A-1 Note at the Indenture Trustee's Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in New York, New York.

            The Issuer shall pay interest on overdue installments of interest at the Class A-1 Rate to the extent lawful.

            As provided in the Indenture, the Notes may be redeemed in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

            As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Class A-1 Note may be registered on the Note Register upon surrender of this Class A-1 Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Class A-1 Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-1 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that (a) such Noteholder or Note Owner will not at any time institute against the Seller, or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents and (b) any claim that such Noteholder or Note Owner may have at any time against the Subtrust Assets of any Subtrust unrelated to the Notes, and any claim that such Noteholder may have against the Seller that such Noteholder may seek to enforce against the Subtrust Assets of any Subtrust unrelated to the Notes, shall be subordinate to the payment in full, including post-petition interest, in the event that the Seller becomes a debtor or debtor in possession in a case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect or otherwise subject to any insolvency, reorganization, liquidation, rehabilitation or other similar proceedings, of the claims of the holders of any Securities related to such unrelated Subtrust and the holders of any other notes, bonds, contracts or other obligations that are related to such unrelated Subtrust. The obligations of the Seller represented by this Note are limited to the related Subtrust and the related Subtrust Assets.

            Each Noteholder or Note Owner that is a Plan, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, shall be deemed to represent that its acquisition, holding and disposition of the Note or beneficial interest in the Note, as applicable, does not give rise to a prohibited transaction for which no exemption is available.

            EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE OR, IN THE CASE OF A NOTE OWNER, A BENEFICIAL INTEREST IN A NOTE, HEREBY IRREVOCABLY MAKES THE ELECTION AFFORDED BY TITLE 11 UNITED STATES CODE
SECTION 1111(b)(1)(A)(i) TO SECURED CREDITORS TO RECEIVE THE TREATMENT AFFORDED BY TITLE 11 UNITED STATES CODE SECTION 1111(b)(2) WITH RESPECT TO ANY SECURED CLAIM THAT SUCH NOTEHOLDER OR NOTE OWNER MAY HAVE AT ANY TIME AGAINST THE SELLER.

            The Issuer has entered into the Indenture and this Class A-1
Note is issued with the intention that, for federal, state and local income, and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

            Prior to the due presentment for registration of transfer of this Class A-1 Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class A-1 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-1 Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of all of the Notes Outstanding, voting as a group, and with the consent of the Swap Counterparty if such amendment adversely affects the rights or obligations of the Swap Counterparty under the related Interest Rate Swap Agreement or modifies the obligations of, or impairs the ability of, the Issuer to fully perform any of its obligations under the Interest Rate Swap Agreement. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Class A Notes Outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-1 Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-1 Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

            The term "Issuer," as used in this Note, includes any successor to the Issuer under the Indenture.

            The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

            The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

            This Class A-1 Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

            No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

            Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Bank of Tokyo-Mitsubishi Trust Company, in its individual capacity, Wilmington Trust Company, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Class A-1 Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note, by his acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-1 Note.


                                 ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:

-------------------------


FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

------------------------------------------------------------------
         (name and address of assignee)


the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.



Dated: __________________                      ______________________________*/
                                                     Signature Guaranteed


                                               ______________________________*/
                                                     Signature Guaranteed


----------------------

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.






                                                                EXHIBIT A-2
                                                                -----------

                   [Form of Class A-2 Asset Backed Note]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED                                                        $384,000,000

No. R-1                                                  CUSIP NO. 553083 CE 4

                        MMCA AUTO OWNER TRUST 2002-1

                     3.03% CLASS A-2 ASSET BACKED NOTES

            MMCA Auto Owner Trust 2002-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of THREE HUNDRED EIGHTY FOUR MILLION DOLLARS payable on each Payment Date in the aggregate amount, if any, payable from the Note Payment Account in respect of principal on the Class A-2 Notes pursuant to Section 2.8 of the Indenture, dated as of March 1, 2002 (as amended, supplemented or otherwise modified and in effect from time to time, the "Indenture"), between the Issuer and Bank of Tokyo-Mitsubishi Trust Company, a New York banking corporation, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that if not paid prior to such date, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the January 2005 Payment Date (the "Class A-2 Stated Maturity Date") and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. In addition, the unpaid principal amount of this Note may be redeemed pursuant to
Section 10.1(b) of the Indenture to the extent of a pro rata share of funds remaining in the Pre-Funding Account upon the termination of the Pre-Funding Period and of funds remaining in the Reinvestment Account upon the termination of the Reinvestment Period. Capitalized terms used but not defined herein are defined in the Indenture, which also contains rules as to construction that shall be applicable herein.

            The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the 15th of the previous month (or, in the case of the initial Payment Date, or if no interest has been paid, from the Closing Date) to the 14th of the month of such Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse side hereof.

            The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

            Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

            Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


            IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer, as of the date set forth below.


                                       MMCA AUTO OWNER TRUST 2002-1,

                                       By: WILMINGTON TRUST COMPANY,
                                              not in its individual capacity
                                              but solely as Owner Trustee under
                                              the Trust Agreement


                                       By: __________________________________
                                             Responsible Officer


Date: March 13, 2002



                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Notes designated above and referred to in the within-mentioned Indenture.


                                       BANK OF TOKYO-MITSUBISHI TRUST COMPANY,
                                       not in its individual capacity but solely as Indenture Trustee


                                       By: __________________________________
                                             Responsible Officer



            This Class A-2 Note is one of a duly authorized issue of Notes of the Issuer, designated as its 3.03% Class A-2 Asset Backed Notes, which, together with the Class A-1 Asset-Backed Notes, the Class A-3 Asset-Backed Notes, the Class A-4 Asset-Backed Notes, the Class B Asset-Backed Notes and the Class C Asset-Backed Notes (collectively, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture.

            The Class A-2 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. Except as otherwise set forth in the Indenture, the Class A-2 Notes are equal in right of payment to the Class A-1 Notes, the Class A-3 Notes and the Class A-4 Notes, senior in right of payment to the Class B Notes and the Class C Notes and subordinate to the rights of the Swap Counterparty to receive payments (other than Swap Termination Payments) pursuant to the Interest Rate Swap Agreement, to the extent provided in the Indenture..

            Principal of the Class A-2 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the fifteenth day of each month or, if any such day is not a Business Day, the next succeeding Business Day, commencing April 15, 2002.

            As described above, the entire unpaid principal amount of this Class A-2 Note shall be due and payable on the earlier of the Class A-2 Stated Maturity Date and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. In addition, the unpaid principal amount of this Class A-2 Note may be redeemed pursuant to Section 10.1(b) of the Indenture to the extent of a pro rata share of funds remaining in the Pre-Funding Account upon the termination of the Pre-Funding Period and funds remaining in the Reinvestment Account upon termination of the Reinvestment Period. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of the Notes representing not less than a majority of all the Notes Outstanding of all Classes, voting as a group, have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-2 Notes shall be made pro rata to the Holders entitled thereto.

            Payments of interest on this Class A-2 Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class A-2 Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Class A-2 Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-2 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class A-2 Note be submitted for notation of payment. Any reduction in the principal amount of this Class A-2 Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-2 Note and of any Class A-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-2 Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Class A-2 Note at the Indenture Trustee's Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in New York, New York.

            The Issuer shall pay interest on overdue installments of interest at the Class A-2 Rate to the extent lawful.

            As provided in the Indenture, the Notes may be redeemed in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

            As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Class A-2 Note may be registered on the Note Register upon surrender of this Class A-2 Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Class A-2 Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-2 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that (a) such Noteholder or Note Owner will not at any time institute against the Seller, or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents and (b) any claim that such Noteholder or Note Owner may have at any time against the Subtrust Assets of any Subtrust unrelated to the Notes, and any claim that such Noteholder may have against the Seller that such Noteholder may seek to enforce against the Subtrust Assets of any Subtrust unrelated to the Notes, shall be subordinate to the payment in full, including post-petition interest, in the event that the Seller becomes a debtor or debtor in possession in a case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect or otherwise subject to any insolvency, reorganization, liquidation, rehabilitation or other similar proceedings, of the claims of the holders of any Securities related to such unrelated Subtrust and the holders of any other notes, bonds, contracts or other obligations that are related to such unrelated Subtrust. The obligations of the Seller represented by this Note are limited to the related Subtrust and the related Subtrust Assets.

            Each Noteholder or Note Owner that is a Plan, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, shall be deemed to represent that its acquisition, holding and disposition of the Note or beneficial interest in the Note, as applicable, does not give rise to a prohibited transaction for which no exemption is available.

            EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE OR, IN THE CASE OF A NOTE OWNER, A BENEFICIAL INTEREST IN A NOTE, HEREBY IRREVOCABLY MAKES THE ELECTION AFFORDED BY TITLE 11 UNITED STATES CODE
SECTION 1111(b)(1)(A)(i) TO SECURED CREDITORS TO RECEIVE THE TREATMENT AFFORDED BY TITLE 11 UNITED STATES CODE SECTION 1111(b)(2) WITH RESPECT TO ANY SECURED CLAIM THAT SUCH NOTEHOLDER OR NOTE OWNER MAY HAVE AT ANY TIME AGAINST THE SELLER.

            The Issuer has entered into the Indenture and this Class A-2
Note is issued with the intention that, for federal, state and local income, and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

            Prior to the due presentment for registration of transfer of this Class A-2 Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class A-2 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-2 Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of all of the Notes Outstanding, voting as a group, and with the consent of the Swap Counterparty if such amendment adversely affects the rights or obligations of the Swap Counterparty under the related Interest Rate Swap Agreement or modifies the obligations of, or impairs the ability of, the Issuer to fully perform any of its obligations under the Interest Rate Swap Agreement. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Class A Notes Outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-2 Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-2 Note and of any Class A-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-2 Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

            The term "Issuer," as used in this Note, includes any successor to the Issuer under the Indenture.

            The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

            The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

            This Class A-2 Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

            No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

            Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Bank of Tokyo-Mitsubishi Trust Company, in its individual capacity, Wilmington Trust Company, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Class A-2 Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note, by his acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-2 Note.


                                 ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:

-------------------------


FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

------------------------------------------------------------------
         (name and address of assignee)


the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.



Dated: __________________                      ______________________________*/
                                                     Signature Guaranteed


                                               ______________________________*/
                                                     Signature Guaranteed


----------------------

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.



                                                                EXHIBIT A-3
                                                                -----------

                   [Form of Class A-3 Asset Backed Note]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED                                                        $369,000,000
                                                         CUSIP NO. 553083 CF 1

                        MMCA AUTO OWNER TRUST 2002-1

                     4.15% CLASS A-3 ASSET BACKED NOTES

            MMCA Auto Owner Trust 2002-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of THREE HUNDRED SIXTY NINE MILLION DOLLARS payable on each Payment Date in the aggregate amount, if any, payable from the Note Payment Account in respect of principal on the Class A-3 Notes pursuant to Section 2.8 of the Indenture, dated as of March 1, 2002 (as amended, supplemented or otherwise modified and in effect from time to time, the "Indenture"), between the Issuer and Bank of Tokyo-Mitsubishi Trust Company, a New York banking corporation, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that if not paid prior to such date, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the May 2006 Payment Date (the "Class A-3 Stated Maturity Date") and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. In addition, the unpaid principal amount of this Note may be redeemed pursuant to
Section 10.1(b) of the Indenture to the extent of a pro rata share of funds remaining in the Pre-Funding Account upon the termination of the Pre-Funding Period and of funds remaining in the Reinvestment Account upon the termination of the Reinvestment Period. Capitalized terms used but not defined herein are defined in the Indenture, which also contains rules as to construction that shall be applicable herein.

            The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the 15th of the previous month (or, in the case of the initial Payment Date, or if no interest has been paid, from the Closing Date) to the 14th of the month of such Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse side hereof.

            The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

            Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

            Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


            IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer, as of the date set forth below.

                                       MMCA AUTO OWNER TRUST 2002-1,

                                       By: WILMINGTON TRUST COMPANY,
                                              not in its individual capacity
                                              but solely as Owner Trustee under
                                              the Trust Agreement


                                       By: __________________________________
                                             Responsible Officer

Date: March 13, 2002



                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Notes designated above and referred to in the within-mentioned Indenture.


                                       BANK OF TOKYO-MITSUBISHI TRUST COMPANY,
                                       not in its individual capacity but solely as Indenture Trustee


                                       By: __________________________________
                                             Responsible Officer



            This Class A-3 Note is one of a duly authorized issue of Notes of the Issuer, designated as its 4.15% Class A-3 Asset Backed Notes, which, together with the Class A-1 Asset-Backed Notes, the Class A-2 Asset-Backed Notes, the Class A-4 Asset-Backed Notes, the Class B Asset-Backed Notes and the Class C Asset-Backed Notes (collectively, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture.

            The Class A-3 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. Except as otherwise set forth in the Indenture, the Class A-3 Notes are equal in right of payment to the Class A-1 Notes, the Class A-2 Notes and the Class A-4 Notes, senior in right of payment to the Class B Notes and the Class C Notes and subordinate to the rights of the Swap Counterparty to receive payments (other than Swap Termination Payments) pursuant to the Interest Rate Swap Agreement, to the extent provided in the Indenture..

            Principal of the Class A-3 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the fifteenth day of each month or, if any such day is not a Business Day, the next succeeding Business Day, commencing April 15, 2002.

            As described above, the entire unpaid principal amount of this Class A-3 Note shall be due and payable on the earlier of the Class A-3 Stated Maturity Date and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. In addition, the unpaid principal amount of this Class A-3 Note may be redeemed pursuant to Section 10.1(b) of the Indenture to the extent of a pro rata share of funds remaining in the Pre-Funding Account upon the termination of the Pre-Funding Period and funds remaining in the Reinvestment Account upon termination of the Reinvestment Period. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of the Notes representing not less than a majority of all the Notes Outstanding of all Classes, voting as a group, have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-3 Notes shall be made pro rata to the Holders entitled thereto.

            Payments of interest on this Class A-3 Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class A-3 Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Class A-3 Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-3 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class A-3 Note be submitted for notation of payment. Any reduction in the principal amount of this Class A-3 Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-3 Note and of any Class A-3 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-3 Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Class A-3 Note at the Indenture Trustee's Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in New York, New York.

            The Issuer shall pay interest on overdue installments of interest at the Class A-3 Rate to the extent lawful.

            As provided in the Indenture, the Notes may be redeemed in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

            As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Class A-3 Note may be registered on the Note Register upon surrender of this Class A-3 Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Class A-3 Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-3 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that (a) such Noteholder or Note Owner will not at any time institute against the Seller, or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents and (b) any claim that such Noteholder or Note Owner may have at any time against the Subtrust Assets of any Subtrust unrelated to the Notes, and any claim that such Noteholder may have against the Seller that such Noteholder may seek to enforce against the Subtrust Assets of any Subtrust unrelated to the Notes, shall be subordinate to the payment in full, including post-petition interest, in the event that the Seller becomes a debtor or debtor in possession in a case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect or otherwise subject to any insolvency, reorganization, liquidation, rehabilitation or other similar proceedings, of the claims of the holders of any Securities related to such unrelated Subtrust and the holders of any other notes, bonds, contracts or other obligations that are related to such unrelated Subtrust. The obligations of the Seller represented by this Note are limited to the related Subtrust and the related Subtrust Assets.

            Each Noteholder or Note Owner that is a Plan, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, shall be deemed to represent that its acquisition, holding and disposition of the Note or beneficial interest in the Note, as applicable, does not give rise to a prohibited transaction for which no exemption is available.

            EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE OR, IN THE CASE OF A NOTE OWNER, A BENEFICIAL INTEREST IN A NOTE, HEREBY IRREVOCABLY MAKES THE ELECTION AFFORDED BY TITLE 11 UNITED STATES CODE
SECTION 1111(b)(1)(A)(i) TO SECURED CREDITORS TO RECEIVE THE TREATMENT AFFORDED BY TITLE 11 UNITED STATES CODE SECTION 1111(b)(2) WITH RESPECT TO ANY SECURED CLAIM THAT SUCH NOTEHOLDER OR NOTE OWNER MAY HAVE AT ANY TIME AGAINST THE SELLER.

            The Issuer has entered into the Indenture and this Class A-3
Note is issued with the intention that, for federal, state and local income, and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

            Prior to the due presentment for registration of transfer of this Class A-3 Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class A-3 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-3 Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of all of the Notes Outstanding, voting as a group, and with the consent of the Swap Counterparty if such amendment adversely affects the rights or obligations of the Swap Counterparty under the related Interest Rate Swap Agreement or modifies the obligations of, or impairs the ability of, the Issuer to fully perform any of its obligations under the Interest Rate Swap Agreement. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Class A Notes Outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-3 Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-3 Note and of any Class A-3 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-3 Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

            The term "Issuer," as used in this Note, includes any successor to the Issuer under the Indenture.

            The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

            The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

            This Class A-3 Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

            No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

            Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Bank of Tokyo-Mitsubishi Trust Company, in its individual capacity, Wilmington Trust Company, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Class A-3 Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note, by his acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-3 Note.



                                 ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:

-------------------------


FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

------------------------------------------------------------------
         (name and address of assignee)


the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.



Dated: __________________                      ______________________________*/
                                                     Signature Guaranteed


                                               ______________________________*/
                                                     Signature Guaranteed


----------------------

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.



                                                                EXHIBIT A-4
                                                                -----------

                   [Form of Class A-4 Asset Backed Note]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED                                                         $522,800,000

No. R-1                                                   CUSIP NO. 553083 CG 9

                        MMCA AUTO OWNER TRUST 2002-1

                 FLOATING RATE CLASS A-4 ASSET BACKED NOTES

            MMCA Auto Owner Trust 2002-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of FIVE HUNDRED TWENTY-TWO MILLION EIGHT HUNDRED THOUSAND DOLLARS payable on each Payment Date in the aggregate amount, if any, payable from the Note Payment Account in respect of principal on the Class A-4 Notes pursuant to Section 2.8 of the Indenture, dated as of March 1, 2002 (as amended, supplemented or otherwise modified and in effect from time to time, the "Indenture"), between the Issuer and Bank of Tokyo-Mitsubishi Trust Company, a New York banking corporation, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that if not paid prior to such date, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the January 2010 Payment Date (the "Class A-4 Stated Maturity Date") and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. In addition, the unpaid principal amount of this Note may be redeemed pursuant to Section 10.1(b) of the Indenture to the extent of a pro rata share of funds remaining in the Pre-Funding Account upon the termination of the Pre-Funding Period and of funds remaining in the Reinvestment Account upon the termination of the Reinvestment Period. Capitalized terms used but not defined herein are defined in the Indenture, which also contains rules as to construction that shall be applicable herein.

            The Issuer shall pay interest on this Note at a rate per annum equal to the London Interbank Offered Rate ("LIBOR") for one-month U.S. Dollar deposits in Europe (determined as set forth in the Indenture) on the applicable LIBOR Determination Date, in each case plus 0.28% on the principal amount of this Note outstanding on the preceding Payment Date (provided, however, that interest shall accrue from the Closing Date to the initial Payment Date, and shall be payable on the initial Payment Date, at a per annum rate equal to 2.18% on the original principal amount outstanding on the Closing Date), subject to certain limitations contained in Section 3.1 of the Indenture, until the principal of this Note is paid or made available for payment. Interest on this Note will accrue for each Payment Date from and including the previous Payment Date (or, in the case of the initial Payment Date, or if no interest has been paid, from and including the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days elapsed and a 360-day year. Such principal of and interest on this Note shall be paid in the manner specified on the reverse side hereof.

            The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

            Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

            Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer, as of the date set forth below.

                                       MMCA AUTO OWNER TRUST 2002-1,

                                       By: WILMINGTON TRUST COMPANY,
                                              not in its individual capacity
                                              but solely as Owner Trustee
                                              under the Trust Agreement


                                       By: __________________________________
                                             Responsible Officer


Date: March 13, 2002



                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Notes designated above and referred to in the within-mentioned Indenture.


                                       BANK OF TOKYO-MITSUBISHI TRUST COMPANY,
                                       not in its individual capacity but solely as Indenture Trustee


                                       By: __________________________________
                                             Responsible Officer



            This Class A-4 Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Class A-4 Asset Backed Notes, which, together with the Class A-1 Asset-Backed Notes, the Class A-2 Asset-Backed Notes, the Class A-3 Asset-Backed Notes, the Class B Asset-Backed Notes and the Class C Asset-Backed Notes (collectively, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture.

            The Class A-4 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. Except as otherwise set forth in the Indenture, the Class A-4 Notes are equal in right of payment to the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, senior in right of payment to the Class B Notes and the Class C Notes and subordinate to the rights of the Swap Counterparty to receive payments (other than Swap Termination Payments) pursuant to the Interest Rate Swap Agreement, to the extent provided in the Indenture..

            Principal of the Class A-4 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the fifteenth day of each month or, if any such day is not a Business Day, the next succeeding Business Day, commencing on April 15, 2002.

            As described above, the entire unpaid principal amount of this Class A-4 Note shall be due and payable on the earlier of the Class A-4 Stated Maturity Date and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. In addition, the unpaid principal amount of this Class A-4 Note may be redeemed pursuant to Section 10.1(b) of the Indenture to the extent of a pro rata share of funds remaining in the Pre-Funding Account upon the termination of the Pre-Funding Period and funds remaining in the Reinvestment Account upon termination of the Reinvestment Period. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of the Notes representing not less than a majority of all the Notes Outstanding of all Classes, voting as a group, have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-4 Notes shall be made pro rata to the Holders entitled thereto.

            Payments of interest on this Class A-4 Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class A-4 Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Class A-4 Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-4 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class A-4 Note be submitted for notation of payment. Any reduction in the principal amount of this Class A-4 Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-4 Note and of any Class A-4 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-4 Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Class A-4 Note at the Indenture Trustee's Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in New York, New York.

            The Issuer shall pay interest on overdue installments of interest at the Class A-4 Rate to the extent lawful.

            As provided in the Indenture, the Notes may be redeemed in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

            As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Class A-4 Note may be registered on the Note Register upon surrender of this Class A-4 Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Class A-4 Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-4 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that (a) such Noteholder or Note Owner will not at any time institute against the Seller, or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents and (b) any claim that such Noteholder or Note Owner may have at any time against the Subtrust Assets of any Subtrust unrelated to the Notes, and any claim that such Noteholder may have against the Seller that such Noteholder may seek to enforce against the Subtrust Assets of any Subtrust unrelated to the Notes, shall be subordinate to the payment in full, including post-petition interest, in the event that the Seller becomes a debtor or debtor in possession in a case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect or otherwise subject to any insolvency, reorganization, liquidation, rehabilitation or other similar proceedings, of the claims of the holders of any Securities related to such unrelated Subtrust and the holders of any other notes, bonds, contracts or other obligations that are related to such unrelated Subtrust. The obligations of the Seller represented by this Note are limited to the related Subtrust and the related Subtrust Assets.

            Each Noteholder or Note Owner that is a Plan, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, shall be deemed to represent that its acquisition, holding and disposition of the Note or beneficial interest in the Note, as applicable, does not give rise to a prohibited transaction for which no exemption is available.

            EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE OR, IN THE CASE OF A NOTE OWNER, A BENEFICIAL INTEREST IN A NOTE, HEREBY IRREVOCABLY MAKES THE ELECTION AFFORDED BY TITLE 11 UNITED STATES CODE
SECTION 1111(b)(1)(A)(i) TO SECURED CREDITORS TO RECEIVE THE TREATMENT AFFORDED BY TITLE 11 UNITED STATES CODE SECTION 1111(b)(2) WITH RESPECT TO ANY SECURED CLAIM THAT SUCH NOTEHOLDER OR NOTE OWNER MAY HAVE AT ANY TIME AGAINST THE SELLER.

            The Issuer has entered into the Indenture and this Class A-4
Note is issued with the intention that, for federal, state and local income, and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

            Prior to the due presentment for registration of transfer of this Class A-4 Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class A-4 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-4 Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of all of the Notes Outstanding, voting as a group, and with the consent of the Swap Counterparty if such amendment adversely affects the rights or obligations of the Swap Counterparty under the related Interest Rate Swap Agreement or modifies the obligations of, or impairs the ability of, the Issuer to fully perform any of its obligations under the Interest Rate Swap Agreement. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Class A Notes Outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-4 Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-4 Note and of any Class A-4 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-4 Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

            The term "Issuer," as used in this Note, includes any successor to the Issuer under the Indenture.

            The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

            The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

            This Class A-4 Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

            No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

            Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Bank of Tokyo-Mitsubishi Trust Company, in its individual capacity, Wilmington Trust Company, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Class A-4 Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note, by his acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-4 Note.


                                 ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:

-------------------------


FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

------------------------------------------------------------------
         (name and address of assignee)


the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.



Dated: __________________                      ______________________________*/
                                                     Signature Guaranteed


                                               ______________________________*/
                                                     Signature Guaranteed


----------------------

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.





                                                                  EXHIBIT B
                                                                  ---------

                    [Form of Class B Asset Backed Note]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED                                                        $144,500,000

No. R-1                                                  CUSIP NO. 553083 CH 7

                        MMCA AUTO OWNER TRUST 2002-1

                      5.37% CLASS B ASSET BACKED NOTES

            MMCA Auto Owner Trust 2002-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of ONE HUNDRED FORTY-FOUR MILLION FIVE HUNDRED THOUSAND DOLLARS payable on each Payment Date in the aggregate amount, if any, payable from the Note Payment Account in respect of principal on the Class B Notes pursuant to Section 2.8 of the Indenture, dated as of March 1, 2002 (as amended, supplemented or otherwise modified and in effect from time to time, the "Indenture"), between the Issuer and Bank of Tokyo-Mitsubishi Trust Company, a New York banking corporation, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that if not paid prior to such date, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the January 2010 Payment Date (the "Class B Stated Maturity Date") and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. In addition, the unpaid principal amount of this Note may be redeemed pursuant to
Section 10.1(b) of the Indenture to the extent of a pro rata share of funds remaining in the Pre-Funding Account upon the termination of the Pre-Funding Period and of funds remaining in the Reinvestment Account upon the termination of the Reinvestment Period. Capitalized terms used but not defined herein are defined in the Indenture, which also contains rules as to construction that shall be applicable herein.

            The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the 15th of the previous month (or, in the case of the initial Payment Date, or if no interest has been paid, from the Closing Date) to the 14th of the month of such Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse side hereof.

            The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

            Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

            Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


            IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer, as of the date set forth below.

                                       MMCA AUTO OWNER TRUST 2002-1,

                                       By: WILMINGTON TRUST COMPANY,
                                              not in its individual capacity
                                              but solely as Owner Trustee
                                              under the Trust Agreement


                                       By: __________________________________
                                             Responsible Officer

Date: March 13, 2002



                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Notes designated above and referred to in the within-mentioned Indenture.


                                       BANK OF TOKYO-MITSUBISHI TRUST COMPANY,
                                       not in its individual capacity but solely as Indenture Trustee


                                       By: __________________________________
                                             Responsible Officer



            This Class B Note is one of a duly authorized issue of Notes of the Issuer, designated as its 5.37% Class B Asset Backed Notes, which, together with the Class A-1 Asset-Backed Notes, the Class A-2 Asset-Backed Notes, the Class A-3 Asset-Backed Notes, the Class A-4 Asset-Backed Notes and the Class C Asset-Backed Notes (collectively, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture.

            The Class B Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. Except as otherwise set forth in the Indenture, the Class B Notes are subordinated in right of payment to the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, equal in right of payment to the Class C Notes and subordinate to the rights of the Swap Counterparty to receive payments (other than Swap Termination Payments) pursuant to the Interest Rate Swap Agreement, to the extent provided in the Indenture..

            Principal of the Class B Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the fifteenth day of each month or, if any such day is not a Business Day, the next succeeding Business Day, commencing April 15, 2002.

            As described above, the entire unpaid principal amount of this Class B Note shall be due and payable on the earlier of the Class B Stated Maturity Date and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. In addition, the unpaid principal amount of this Class B Note may be redeemed pursuant to Section 10.1(b) of the Indenture to the extent of a pro rata share of funds remaining in the Pre-Funding Account upon the termination of the Pre-Funding Period and funds remaining in the Reinvestment Account upon termination of the Reinvestment Period. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of the Notes representing not less than a majority of all the Notes Outstanding of all Classes, voting as a group, have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class B Notes shall be made pro rata to the Holders entitled thereto.

            Payments of interest on this Class B Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class B Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Class B Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class B Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class B Note be submitted for notation of payment. Any reduction in the principal amount of this Class B Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class B Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Class B Note at the Indenture Trustee's Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in New York, New York.

            The Issuer shall pay interest on overdue installments of interest at the Class B Rate to the extent lawful.

            As provided in the Indenture, the Notes may be redeemed in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

            As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Class B Note may be registered on the Note Register upon surrender of this Class B Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Class B Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class B Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that (a) such Noteholder or Note Owner will not at any time institute against the Seller, or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents and (b) any claim that such Noteholder or Note Owner may have at any time against the Subtrust Assets of any Subtrust unrelated to the Notes, and any claim that such Noteholder may have against the Seller that such Noteholder may seek to enforce against the Subtrust Assets of any Subtrust unrelated to the Notes, shall be subordinate to the payment in full, including post-petition interest, in the event that the Seller becomes a debtor or debtor in possession in a case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect or otherwise subject to any insolvency, reorganization, liquidation, rehabilitation or other similar proceedings, of the claims of the holders of any Securities related to such unrelated Subtrust and the holders of any other notes, bonds, contracts or other obligations that are related to such unrelated Subtrust. The obligations of the Seller represented by this Note are limited to the related Subtrust and the related Subtrust Assets.

            Each Noteholder or Note Owner that is a Plan, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, shall be deemed to represent that its acquisition, holding and disposition of the Note or beneficial interest in the Note, as applicable, does not give rise to a prohibited transaction for which no exemption is available.

            EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE OR, IN THE CASE OF A NOTE OWNER, A BENEFICIAL INTEREST IN A NOTE, HEREBY IRREVOCABLY MAKES THE ELECTION AFFORDED BY TITLE 11 UNITED STATES CODE
SECTION 1111(b)(1)(A)(i) TO SECURED CREDITORS TO RECEIVE THE TREATMENT AFFORDED BY TITLE 11 UNITED STATES CODE SECTION 1111(b)(2) WITH RESPECT TO ANY SECURED CLAIM THAT SUCH NOTEHOLDER OR NOTE OWNER MAY HAVE AT ANY TIME AGAINST THE SELLER.

            The Issuer has entered into the Indenture and this Class B Note is issued with the intention that, for federal, state and local income, and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

            Prior to the due presentment for registration of transfer of this Class B Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class B Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class B Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of all of the Notes Outstanding, voting as a group, and with the consent of the Swap Counterparty if such amendment adversely affects the rights or obligations of the Swap Counterparty under the related Interest Rate Swap Agreement or modifies the obligations of, or impairs the ability of, the Issuer to fully perform any of its obligations under the Interest Rate Swap Agreement. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Class A Notes Outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class B Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

            The term "Issuer," as used in this Note, includes any successor to the Issuer under the Indenture.

            The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

            The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

            This Class B Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

            No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

            Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Bank of Tokyo-Mitsubishi Trust Company, in its individual capacity, Wilmington Trust Company, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Class B Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note, by his acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class B Note.



                                 ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:

-------------------------


FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

------------------------------------------------------------------
         (name and address of assignee)


the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.



Dated: __________________                      ______________________________*/
                                                     Signature Guaranteed


                                               ______________________________*/
                                                     Signature Guaranteed


----------------------

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.





                                                                  EXHIBIT C
                                                                  ---------

                    [Form of Class C Asset Backed Note]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED                                                         $65,600,000

No. R-1                                                  CUSIP NO. 553083 CJ 3

                        MMCA AUTO OWNER TRUST 2002-1

                      6.20% CLASS C ASSET BACKED NOTES

            MMCA Auto Owner Trust 2002-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of SIXTY FIVE MILLION SIX HUNDRED THOUSAND DOLLARS payable on each Payment Date in the aggregate amount, if any, payable from the Note Payment Account in respect of principal on the Class C Notes pursuant to Section 2.8 of the Indenture, dated as of March 1, 2002 (as amended, supplemented or otherwise modified and in effect from time to time, the "Indenture"), between the Issuer and Bank of Tokyo-Mitsubishi Trust Company, a New York banking corporation, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that if not paid prior to such date, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the January 2010 Payment Date (the "Class C Stated Maturity Date") and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. In addition, the unpaid principal amount of this Note may be redeemed pursuant to
Section 10.1(b) of the Indenture to the extent of a pro rata share of funds remaining in the Pre-Funding Account upon the termination of the Pre-Funding Period and of funds remaining in the Reinvestment Account upon the termination of the Reinvestment Period. Capitalized terms used but not defined herein are defined in the Indenture, which also contains rules as to construction that shall be applicable herein.

            The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the 15th of the previous month (or, in the case of the initial Payment Date, or if no interest has been paid, from the Closing Date) to the 14th of the month of such Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse side hereof.

            The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

            Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

            Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


            IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer, as of the date set forth below.

                                       MMCA AUTO OWNER TRUST 2002-1,

                                       By: WILMINGTON TRUST COMPANY,
                                              not in its individual capacity
                                              but solely as Owner Trustee under
                                              the Trust Agreement


                                       By: __________________________________
                                             Responsible Officer

Date: March 13, 2002



                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Notes designated above and referred to in the within-mentioned Indenture.


                                       BANK OF TOKYO-MITSUBISHI TRUST COMPANY,
                                       not in its individual capacity but solely as Indenture Trustee


                                       By: __________________________________
                                             Responsible Officer




            This Class C Note is one of a duly authorized issue of Notes of the Issuer, designated as its 6.20% Class C Asset Backed Notes, which, together with the Class A-1 Asset-Backed Notes, the Class A-2 Asset-Backed Notes, the Class A-3 Asset-Backed Notes, the Class A-4 Asset-Backed Notes and the Class B Asset-Backed Notes (collectively, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture.

            The Class C Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. Except as otherwise set forth in the Indenture, the Class C Notes are subordinated in right of payment to the Class A-1 Notes , the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, equal in right of payment to the Class B Notes and subordinate to the rights of the Swap Counterparty to receive payments (other than Swap Termination Payments) pursuant to the Interest Rate Swap Agreement, to the extent provided in the Indenture..

            Principal of the Class C Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the fifteenth day of each month or, if any such day is not a Business Day, the next succeeding Business Day, commencing April 15, 2002.

            As described above, the entire unpaid principal amount of this Class C Note shall be due and payable on the earlier of the Class C Stated Maturity Date and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. In addition, the unpaid principal amount of this Class C Note may be redeemed pursuant to Section 10.1(b) of the Indenture to the extent of a pro rata share of funds remaining in the Pre-Funding Account upon the termination of the Pre-Funding Period and funds remaining in the Reinvestment Account upon termination of the Reinvestment Period. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of the Notes representing not less than a majority of all the Notes Outstanding of all Classes, voting as a group, have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class C Notes shall be made pro rata to the Holders entitled thereto.

            Payments of interest on this Class C Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class C Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Class C Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class C Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class C Note be submitted for notation of payment. Any reduction in the principal amount of this Class C Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class C Note and of any Class C Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class C Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Class C Note at the Indenture Trustee's Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in New York, New York.

            The Issuer shall pay interest on overdue installments of interest at the Class C Rate to the extent lawful.

            As provided in the Indenture, the Notes may be redeemed in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

            As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Class C Note may be registered on the Note Register upon surrender of this Class C Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Class C Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class C Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that (a) such Noteholder or Note Owner will not at any time institute against the Seller, or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents and (b) any claim that such Noteholder or Note Owner may have at any time against the Subtrust Assets of any Subtrust unrelated to the Notes, and any claim that such Noteholder may have against the Seller that such Noteholder may seek to enforce against the Subtrust Assets of any Subtrust unrelated to the Notes, shall be subordinate to the payment in full, including post-petition interest, in the event that the Seller becomes a debtor or debtor in possession in a case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect or otherwise subject to any insolvency, reorganization, liquidation, rehabilitation or other similar proceedings, of the claims of the holders of any Securities related to such unrelated Subtrust and the holders of any other notes, bonds, contracts or other obligations that are related to such unrelated Subtrust. The obligations of the Seller represented by this Note are limited to the related Subtrust and the related Subtrust Assets.

            Each Noteholder or Note Owner that is a Plan, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, shall be deemed to represent that its acquisition, holding and disposition of the Note or beneficial interest in the Note, as applicable, does not give rise to a prohibited transaction for which no exemption is available.

            EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE OR, IN THE CASE OF A NOTE OWNER, A BENEFICIAL INTEREST IN A NOTE, HEREBY IRREVOCABLY MAKES THE ELECTION AFFORDED BY TITLE 11 UNITED STATES CODE
SECTION 1111(b)(1)(A)(i) TO SECURED CREDITORS TO RECEIVE THE TREATMENT AFFORDED BY TITLE 11 UNITED STATES CODE SECTION 1111(b)(2) WITH RESPECT TO ANY SECURED CLAIM THAT SUCH NOTEHOLDER OR NOTE OWNER MAY HAVE AT ANY TIME AGAINST THE SELLER.

            The Issuer has entered into the Indenture and this Class C Note is issued with the intention that, for federal, state and local income, and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

            Prior to the due presentment for registration of transfer of this Class C Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class C Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class C Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of all of the Notes Outstanding, voting as a group, and with the consent of the Swap Counterparty if such amendment adversely affects the rights or obligations of the Swap Counterparty under the related Interest Rate Swap Agreement or modifies the obligations of, or impairs the ability of, the Issuer to fully perform any of its obligations under the Interest Rate Swap Agreement. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Class A Notes Outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class C Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class C Note and of any Class C Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class C Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

            The term "Issuer," as used in this Note, includes any successor to the Issuer under the Indenture.

            The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

            The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

            This Class C Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

            No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

            Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Bank of Tokyo-Mitsubishi Trust Company, in its individual capacity, Wilmington Trust Company, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Class C Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note, by his acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class C Note.



                                 ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:

-------------------------


FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

------------------------------------------------------------------
         (name and address of assignee)


the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.



Dated: __________________                      ______________________________*/
                                                     Signature Guaranteed


                                               ______________________________*/
                                                     Signature Guaranteed


----------------------

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.




                                                                  EXHIBIT D
                                                                  ---------


           FORM OF OPINION OF COUNSEL PURSUANT TO SECTION 3.6(a)


                                        [Date]


To the Addressees Listed
  on Schedule A hereto

                           Re:   MMCA Auto Owner Trust 2002-1
                                 Security Interest Matters
                                 ----------------------------

Ladies and Gentlemen:

            We have acted as special counsel to Mitsubishi Motors Credit of America, Inc., a Delaware corporation ("MMCA"), MMCA Auto Receivables Trust, a Delaware business trust ("MART") and MMCA Auto Owner Trust 2002-1, a Delaware business trust (the "Trust") in connection with the transactions contemplated by (i) the Purchase Agreement, dated as of March 1, 2002 (the "Purchase Agreement"), between MMCA and MART, (ii) the Sale and Servicing Agreement, dated as of March 1, 2002 (the "Sale and Servicing Agreement"), by and among MART, as seller, MMCA, as servicer, and the Trust, as issuer,
(iii) the Indenture, dated as of March 1, 2002 (the "Indenture"), between the Trust and Bank of Tokyo-Mitsubishi Trust Company, as indenture trustee for the benefit of the Holders of the Notes and the Swap Counterparty (the "Indenture Trustee") and (iv) the Amended and Restated Trust Agreement, dated as of March 1, 2002 (the "Trust Agreement"), between MART and Wilmington Trust Company, as owner trustee. Capitalized terms not otherwise defined herein have the meanings assigned to them in, or incorporated by reference into, the Indenture.

            Pursuant to the Purchase Agreement and the First-Tier Initial Assignment related thereto, MMCA proposes to sell to MART on the Closing Date and from time to time thereafter during the Pre-Funding Period, and MART proposes to purchase from MMCA, among other things, those motor vehicle retail installment sale contracts identified on the Schedule of Initial Receivables attached as Exhibit B to the Purchase Agreement on the date hereof which are intended to be secured by new and used automobiles and sport-utility vehicles (collectively, the "Financed Vehicles"), certain monies due or received thereunder after the related Cutoff Dates, MMCA's security interests in the Financed Vehicles, MMCA's rights under certain insurance policies, certain rights under dealer agreements relating to the Receivables and certain other property related to the Receivables and all the proceeds thereof.

            Pursuant to the Sale and Servicing Agreement, MART will sell to the Trust all of its right, title and interest in, to and under the Receivables, certain monies due or received thereunder after the Cutoff Date, certain other property relating to the Receivables and all proceeds thereof. The Trust will issue $151,000,000 principal amount of 2.00875% Class A-1 Asset Backed Notes, $384,000,000 principal amount of 3.03% Class A-2 Asset Backed Notes, $369,000,000 principal amount of 4.15% Class A-3 Asset Backed Notes, $522,800,000 principal amount of Floating Rate Class A-4 Asset Backed Notes, $144,500,000 principal amount of 5.37% Class B Asset Backed Notes and $65,600,000 principal amount of 6.20% Class C Asset Backed Notes (collectively, the "Notes"), pursuant to the provisions of an Underwriting Agreement, dated March 8, 2002 (the "Underwriting Agreement"), between MART and Morgan Stanley & Co. Incorporated, as representative of the several underwriters named therein (in such capacity, the "Representative"). The Trust also will issue $113,738,720.97 aggregate principal amount of Asset Backed Certificates (the "Certificates") pursuant to the Trust Agreement.

            In our examination, we have assumed the genuineness of all signatures (including endorsements), the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to this opinion which we did not independently establish or verify, we have relied upon statements and representations of MMCA, MART and the Trust and their officers and other representatives and of public officials.

            In rendering the opinions set forth herein, we have examined and relied on originals or copies, certified or otherwise identified to our satisfaction, of the following:

            (a) the Purchase Agreement, the Sale and Servicing Agreement, the Indenture, the Trust Agreement, the First-Tier Initial Assignment and the Securities Account Control Agreement, dated as of March 1, 2002 (the "Control Agreement") among MMCA, MART, the Trust, the Indenture Trustee and the Securities Intermediary (as hereinafter defined) (collectively, the "Agreements");

            (b) a Certificate of MART with respect to prior financing statements, dated the date hereof, a copy of which is attached as Exhibit A hereto (the "MART Certificate");

            (c) a Certificate of the Trust with respect to prior financing statements, dated the date hereof, a copy of which is attached as Exhibit B hereto (the "Trust Certificate");

            (d) a certified copy of the certificate of trust of MART, dated February 5, 2002, from the Secretary of State of the State of Delaware as to MART's existence in such state (the "MART Secretary of State
Certificate");

            (e) a certified copy of the certificate of trust of the Trust, dated February 5, 2002, from the Secretary of State of the State of Delaware as to the Trust's existence in such state (the "Trust Secretary of State Certificate");

            (f) a certificate of the Secretary of State of the State of Delaware dated February 5, 2002 and a bringdown certificate dated the date hereof as to the existence and good standing of MART (the "MART Good Standing Certificate");

            (g) a certificate of the Secretary of State of the State of Delaware dated February 5, 2002 and a bringdown certificate dated the date hereof as to the existence and good standing of the Trust (the "Trust Good Standing Certificate");

            (h) an unfiled copy of a financing statement naming "MMCA Auto Receivables Trust" as debtor, "MMCA Auto Owner Trust 2002-1" as assignor and "Bank of Tokyo-Mitsubishi Trust Company, as Indenture Trustee" as secured party/assignee, which we understand will be filed within ten days of the Closing Date in the office of the Secretary of State of the State of Delaware (such filing office, the "Delaware Filing Office" and such financing statement, the "MART/Trust Financing Statement");

            (i) an unfiled copy of a financing statement naming "MMCA Auto Owner Trust 2002-1" as debtor and "Bank of Tokyo-Mitsubishi Trust Company, as Indenture Trustee" as secured party which we understand will be filed within ten days of the Closing Date in the Delaware Filing Office (such financing statement, the "Issuer/Indenture Trustee Financing Statement");

            (j) the reports of LEXIS Document Services as to financing statements naming "MMCA Auto Receivables Trust" as debtor and on file in the Delaware Filing Office, as of an effective date of January 9, 2002 (the "MART Search Report");

            (k) the reports of LEXIS Document Services as to financing statements naming "MMCA Auto Owner Trust 2002-1" as debtor and on file in the Delaware Filing Office, as of an effective date of January 9, 2002 (the "Trust Search Report"); and

            (l) such other agreements, certificates or documents as we have deemed necessary or appropriate as a basis for the opinion set forth below.

            In making our examination of the Agreements, we have assumed that the parties thereto had the power, corporate or otherwise, to enter into and perform all of their respective obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and the execution and delivery by such parties of the Agreements and the validity and binding effect thereof on such parties, enforceable against such parties in accordance with the terms of the Agreements.

            As used herein, (i) "New York UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York (without regard to laws referenced in Section 9-201 thereof); (ii) "Delaware UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Delaware (without regard to laws referenced in Section 9-201 thereof); (iii) "UCC" means the New York UCC and the Delaware UCC, as applicable; (iv) "Federal Book-Entry Regulations" means the United States Department of the Treasury's regulations governing the transfer and pledge of marketable securities issued by the U.S. Treasury and maintained in the form of entries in the TRADES book-entry system in the records of the federal reserve banks and set forth in 61 Fed. Reg. 43626 (1996) (codified at 31 C.F.R. Part 357), and the United States Department of Housing and Urban Development's regulations governing the transfer and pledge of securities issued by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") in each case maintained in the form of entries in the records of federal reserve banks and set forth in 62 Fed. Reg. 28975 (1996) (codified at 24 C.F.R. Part 81);
(v) "Securities Intermediary" means Bank of Tokyo-Mitsubishi Trust Company, solely in its capacity as a "securities intermediary" as defined in the UCC; and (vi) "Securities Accounts" means account numbers 26024578, 26024586, 26024594, 26024608, 26024616, 26024624, 26024632 and 26024640
established at the Securities Intermediary which we have been informed are, respectively, the Collection Account, the Note Payment Account, the Payahead Account, the Reserve Account, the Yield Supplement Account, the Pre-Funding Account, the Reinvestment Account and the Negative Carry Account established pursuant to the Sale and Servicing Agreement, to the extent such accounts are subject to Article 8 or 9 of the UCC or the Federal Book-Entry Regulations.

            We express no opinion as to the laws of any jurisdiction other than (i) the UCC, (ii) for purposes of opinion paragraphs 9 and 10, the Delaware Business Trust Act, and (iii) with respect to opinion paragraphs 13 and 14, the Federal Book-Entry Regulations.

            Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

            1. We note that the Sale and Servicing Agreement purports to sell the Receivables and we express no opinion herein as to the proper characterization of the transfer. However, irrespective of the characterization of the transfer, the provisions of the Sale and Servicing Agreement are effective under the New York UCC to create, in favor of the Trust, a valid security interest in MART's rights in the Receivables and proceeds thereof. If the transfer is characterized as a lien, the security interest will secure payment of the Notes.

            2. Pursuant to the provisions of the Sale and Servicing Agreement, MART has authorized the filing of the MART/Trust Financing Statement identifying the Receivables for purposes of Section 9-509 of the Delaware UCC.

            3. The MART/Trust Financing Statement includes not only all of the types of information required by Section 9-502(a) of the Delaware UCC but also the types of information without which the Delaware Filing Office may refuse to accept the MART/Trust Financing Statement pursuant to Section 9-516 of the Delaware UCC.

            4. Under the Delaware UCC, irrespective of the characterization of the transfer, the security interest of the Trust will be perfected in MART's rights in the Receivables and the proceeds thereof upon the later of the attachment of the security interest and the filing of the MART/Trust Financing Statement in the Delaware Filing Office. We hereby confirm that Schedule B hereto identifies all persons who (i) are identified in the MART Search Report as having filed in the Delaware Filing Office a financing statement naming "MMCA Auto Receivables Trust" as debtor and containing a description of collateral sufficient to include the Receivables as original collateral as of the effective date of the MART Search Report, and (ii) have not consensually released or subordinated their interest in the Receivables.

            5. The provisions of the Indenture are effective to create in favor of the Indenture Trustee, for the benefit of the Holders of the Notes and the Swap Counterparty, a valid security interest under the New York UCC in the Trust's rights in the Receivables and proceeds thereof to secure payment of the Notes and payments of amounts payable to the Swap Counterparty under the Interest Rate Swap Agreement.

            6. Pursuant to the provisions of the Indenture, the Trust has authorized the filing of the Issuer/Indenture Trustee Financing Statement identifying the Receivables for purposes of Section 9-509 of the Delaware UCC.

            7. The Issuer/Indenture Trustee Financing Statement includes not only all of the types of information required by Section 9-502(a) of the Delaware UCC but also the types of information without which the Delaware Filing Office may refuse to accept the Trust/Indenture Trustee Financing Statement pursuant to Section 9-516 of the Delaware UCC.

            8. Under the Delaware UCC, the security interest of the Indenture Trustee will be perfected in the Trust's rights in the Receivables and the proceeds thereof upon the later of the attachment of the security interest and the filing of the Issuer/Indenture Trustee Financing Statement in the Delaware Filing Office. We hereby confirm that Schedule C hereto identifies all persons who (i) are identified in the Trust Search Report as having filed in the Delaware Filing Office a financing statement naming "MMCA Auto Owner Trust 2002-1" as debtor and containing a description of collateral sufficient to include the Receivables as original collateral as of the effective date of the Trust Search Report, and (ii) have not consensually released or subordinated their interest in the Receivables.

            9. You have asked us whether MART is a "registered organization" as defined in the Delaware UCC. Pursuant to 12 Del. C. ss. 3812(a), the Secretary of State of the State of Delaware is required to maintain a public record showing MART to have been organized. Based on our review of the MART Secretary of State Certificate and the MART Good Standing Certificate, we are of the opinion that under the Delaware UCC and the Delaware Business Trust Act, MART is a "registered organization."

            10. You have asked us whether the Trust is a "registered organization" as defined in the Delaware UCC. Pursuant to 12 Del. C. ss. 3812(a), the Secretary of State of the State of Delaware is required to maintain a public record showing the Trust to have been organized. Based on our review of the Trust Secretary of State Certificate and the Trust Good Standing Certificate, we are of the opinion that under the Delaware UCC and the Delaware Business Trust Act, the Trust is a "registered organization."

            11. Assuming that the Receivables are secured by the Financed Vehicles (as to which we express no opinion), then (i) pursuant to Section 9-203(g) of the New York UCC, attachment of the security interest of the Trust in the Receivables results in attachment in any underlying security interest in the Financed Vehicles securing the Receivables and (ii) pursuant to Section 9-308(e) of the Delaware UCC, perfection of the security interest of the Trust in the Receivables results in perfection in such underlying security interest in the Financed Vehicles. We call to your attention that any such underlying collateral will continue to secure the obligations for which such underlying collateral was pledged and will not directly secure the obligations of MART to the Trust.

            12. Assuming that the Receivables are secured by the Financed Vehicles (as to which we express no opinion), then (i) pursuant to Section 9-203(g) of the New York UCC, attachment of the security interest of the Indenture Trustee in the Receivables results in attachment in any underlying security interest in the Financed Vehicles securing the Receivables and (ii) pursuant to Section 9-308(e) of the Delaware UCC, perfection of the security interest of the Indenture Trustee in the Receivables results in perfection in such underlying security interest in the Financed Vehicles. We call to your attention that any such underlying collateral will continue to secure the obligations for which such underlying collateral was pledged and will not directly secure the obligations of the Trust to the Indenture Trustee.

            Our opinions in paragraphs 1-12 above are subject to the following qualifications:

            (a) For purposes of opinion paragraphs 1 and 4, we have assumed that the Receivables exist and that MART owns the Receivables and we express no opinion as to the nature or extent of MART's rights in, or title to, any of the Receivables, and for purposes of our opinions in paragraphs 5 and 8, we have assumed that the Receivables exist and that the Trust owns the Receivables and we express no opinion as to the nature or extent of the Trust's rights in, or title to, any of the Receivables;

            (b) Our opinion with respect to proceeds is subject to the limitations set forth in Section 9-315 of the UCC and, in addition, we call to your attention that in the case of certain types of proceeds, other parties such as holders in due course, protected purchasers of securities, persons who obtain control over securities entitlements and buyers in the ordinary course of business may acquire a superior interest or may take their interest free of the respective security interest;

            (c) We have assumed that the principal obligation of the account debtor or obligator under each Receivable is a monetary obligation, does not evidence an order to pay, and does not contain an acknowledgment by a bank that the bank has received for deposit a sum of money or funds, and is not a letter of credit or a deposit account;

            (d) We have assumed that there are no agreements prohibiting, restricting or conditioning the assignment of any portion of the Receivables;

            (e) We call to your attention that even though the UCC may render anti-assignment provisions ineffective for purposes of creation, attachment or perfection of the security interest, nonetheless, in many cases, assignee of such a security interest may obtain limited rights thereunder (including restrictions on rights of use, assignment and enforcement);

            (f) We have assumed that "value" as defined in Section 1-201(44) of the UCC was given;

            (g) We have assumed that each of MART and the Trust has all necessary authorization under its organizational documents and applicable law (other than the UCC) for the filing of the MART/Trust Financing Statement and the Issuer/Indenture Trustee Financing Statement, respectively;

            (h) Pursuant to Section 9-311(a) of the UCC, we express no opinion with respect to any property subject to a statute, regulation or treaty of the United States whose requirements for a security interest's obtaining priority over the rights of a lien creditor with respect to the property preempt Section 9-310(a) of the UCC;

            (i) For purposes of our opinion paragraphs 9 and 10, we have assumed that each of MART and the Trust is not organized under the laws of any jurisdiction other than the State of Delaware and that the internal affairs of MART and the Trust are not otherwise subject to the laws of any jurisdiction other than Delaware. We call to your attention that to the extent that the internal affairs of MART or the Trust are subject to regulation under the laws of another State, the State of Delaware may recognize such authority. See, e.g., McDermott Inc. v. Lewis, 531 A.2d 206 (Del. 1987). Further, we have assumed that each of MART and the Trust has not and will not file (A) any certificates of transfer or continuance pursuant to Delaware General Corporation Law ("DGCL") ss. 390(a), Delaware Revised Uniform Limited Partnership Act ("DRULPA") ss. 17-216(a) or Delaware Limited Liability Company Act ("DLLC") ss. 18-213(a), (B) any certificates of domestication pursuant to DGCL ss. 388(b)(1), DRULPA ss.17-215(i) or DLLC ss. 18-212(b) or (C) any similar certificates in any jurisdiction other than the State of Delaware;

            (j) Our opinion in paragraph 9 is based solely upon our review of the MART Good Standing Certificate and the MART Secretary of State Certificate;

            (k) Our opinion in paragraph 10 is based solely upon our review of the Trust Good Standing Certificate and Trust Secretary of State Certificate;

            (l) We note that we have delivered to you our opinion with respect to the status of each of MART and the Trust as a "registered organization." Except to the extent that this determination is an element of your choice of law analysis, we express no opinions as to the law governing perfection, the effect of perfection and non-perfection or priority of the security interest;

            (m) We express no opinion regarding the security interest of the Trust or the Indenture Trustee in any Receivables consisting of claims against any government or governmental agency (including, without limitation, the United States of America or any state thereof or any agency or department of the United States of America or any state thereof); and

            (n) We have assumed that (i) the Sale and Servicing Agreement constitutes the legal, valid and binding obligation of all parties thereto, enforceable against all parties thereto in accordance with its terms and
(ii) the Indenture constitutes the legal, valid and binding obligation of all parties thereto, enforceable against all parties thereto, in accordance with its terms.

            (o) We express no opinion with respect to the security interest granted to the Indenture Trustee for the benefit of any Person who becomes a Swap Counterparty after the date hereof.

            13. The provisions of the Indenture are effective to create, in favor of the Indenture Trustee for the benefit of the Holders of the Notes and the Swap Counterparty, a valid security interest under the New York UCC in the Trust's rights in the Securities Accounts.

            14. Under the UCC, the provisions of the Control Agreement are effective to perfect the security interest of the Indenture Trustee, for the benefit of the Holders of the Notes and the Swap Counterparty, in the Trust's rights in the Securities Accounts.

            Our opinions in paragraphs 13 and 14, with respect to the security interest of the Indenture Trustee in the Securities Accounts, are subject to the following additional assumptions and qualifications:

            (a) we have assumed that the Trust has sufficient rights in the Securities Accounts for the security interest of the Indenture Trustee for the benefit of the Holders of the Notes and the Swap Counterparty to attach, and we express no opinion as to the nature or extent of the Trust's rights in, or title to, any of the Securities Accounts. In addition, we express no opinion as to the nature or extent of the Securities Intermediary's rights in, or title to, any securities or other financial assets underlying any "security entitlements" now or hereafter credited to any Securities Account. We note that to the extent that the Securities Intermediary maintains any financial asset in a "clearing corporation" (as defined in Section 8-102(a)(5) of the UCC), pursuant to Section 8-111 of the UCC, the rules of such clearing corporation may affect the rights of the Securities Intermediary or the Indenture Trustee and, to the extent any of the financial assets are issued by the U.S. Treasury or certain other federally sponsored issuers, certain federal officials, including the Secretary of the Treasury and the Secretary of the Department of Housing and Urban Development, may waive the Federal Book-Entry Regulations and we express no opinion on the effect of any such waiver on the opinions expressed herein;

            (b) insofar as our opinions relate to the Federal Book-Entry Regulations, such opinions are limited to regulations published in the Code of Federal Regulations or the Federal Register, without regard to any interpretations, operating circulars or other communications from the Department of the Treasury, the Board of Governors of the Federal Reserve System, any Federal Reserve Bank, the Department of Housing and Urban Development or any other federal agency or instrumentality. Further, to the extent any of the financial assets are issued by the U.S. Treasury or certain other federally sponsored issuers, certain federal officials, including the Secretary of the Treasury and the Secretary of the Department of Housing and Urban Development, may waive the Federal Book-Entry Regulations and we express no opinion with respect to the effect of any such waiver on the opinions expressed herein;

            (c) our opinion with respect to proceeds is subject to the limitations set forth in Section 9-315 of the UCC and, in addition, we call to your attention that in the case of certain types of proceeds, other parties such as holders in due course, protected purchasers of securities, persons who obtain control over securities entitlements and buyers in the ordinary course of business may acquire a superior interest or may take their interest free of the security interest of the Indenture Trustee for the benefit of the Holders of the Notes and the Swap Counterparty;

            (d) we have assumed that "value" as defined in Section 1-201(44) of the UCC was given;

            (e) we call to your attention that under the UCC, actions taken by the Securities Intermediary or the Indenture Trustee (including amending the Indenture or the Control Agreement in a manner in which either (a) eliminates the Indenture Trustee's "control" over any of the Securities Accounts, (b) changes the law governing any of the Securities Accounts or
(c) changes the identity of the entitlement holder) may adversely affect the security interest of the Indenture Trustee for the benefit of the Holders of the Notes and the Swap Counterparty. In addition, actions taken by a secured party (e.g., releasing or assigning the security interest, delivering possession of the collateral to the debtor or another person and voluntarily subordinating a security interest) may affect any security interest subject to the UCC;

            (f) we have assumed that each of the Control Agreement and the Indenture is the legal, binding and enforceable obligation of all parties thereto;

            (g) we have assumed that each Securities Account is a "securities account" (as defined in the UCC) and the Securities
Intermediary in the ordinary course of its business maintains Securities Accounts for customers and is acting in that capacity;

            (h) we call to your attention that the law of a securities intermediaries' jurisdiction governs, among other things, the rights and duties of a securities intermediary and the entitlement holder arising out of a "security entitlement" and whether an adverse claim can be asserted against a person who acquires a "security entitlement" from a securities intermediary;

            (i) we express no opinion with respect to any security or other financial asset credited to any securities account which has not been (i) registered in the name of, or indorsed to, the Securities Intermediary or indorsed in blank or (ii) credited to a securities account in the name of the Securities Intermediary;

            (j) we express no opinion with respect to any property or assets now or hereafter credited to any Securities Account that is not a "financial asset" and we express no opinion whether or to what extent any particular item of property credited to such securities account is a "financial asset." Without limiting the foregoing, we express no opinion with respect to any property or asset now or hereafter credited to such securities account which is excluded from Article 9 of the UCC pursuant to
Section 9-109 thereof;

            (k) we express no opinion with respect to the security interest of the Indenture Trustee for the benefit of the Holders of the Notes and the Swap Counterparty in any of the following types of property: (a) any option or similar obligation issued by a clearing corporation to its participants; (b) any commodity contract; (c) an ownership interest evidenced by certificates of stock or other instruments and a leasehold evidenced by a proprietary lease, or either of the foregoing, from a corporation or partnership formed for the purpose of cooperative ownership of real estate; (d) any interest in a trust, partnership or limited liability company; or (e) property of a type constituting financial assets not subject to Article 9 of the UCC;

            (l) we express no opinion as to the law governing perfection, the effect of perfection and non-perfection or priority of the security interest; and

            (m) we express no opinion with respect to the security interest granted to the Indenture Trustee for the benefit of any Person who becomes a Swap Counterparty after the date hereof.


                                       Very truly yours,





                                                                    Annex A
                                                                    -------

                  FORM OF RETAIL INSTALLMENT SALE CONTRACT








                                                                 Appendix A
                                                                 ----------

                           DEFINITIONS AND USAGE

                                   Usage

            The following rules of construction and usage shall be applicable to any agreement or instrument that is governed by this
Appendix:

      (a) All terms defined in this Appendix shall have the defined meanings when used in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

      (b) As used herein, in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto, accounting terms not defined in this Appendix or in any such agreement, instrument, certificate or other document, and accounting terms partly defined in this Appendix or in any such agreement, instrument, certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of such agreement or instrument. To the extent that the definitions of accounting terms in this Appendix or in any such agreement, instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or in any such instrument, certificate or other document shall control.

      (c) The words "hereof," "herein," "hereunder" and words of similar import when used in an agreement or instrument refer to such agreement or instrument as a whole and not to any particular provision or subdivision thereof; references in an agreement or instrument to "Article," "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such agreement or instrument; the word "or" is not exclusive; and the term "including" means "including without limitation."

      (d) The definitions contained in this Appendix are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

      (e) Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

                                Definitions

            "Accrued Note Interest" shall mean, with respect to any Payment Date and each Class of Notes, the sum of the Monthly Accrued Note Interest and the Interest Carryover Shortfall for such Class for such Payment Date.

            "Act" shall have the meaning specified in Section 11.3(a) of the Indenture.

            "Actuarial Advance" shall mean, with respect to an Actuarial Receivable, the amount, as of the last day of a Collection Period, which is required to be advanced with respect to such Actuarial Receivable by the Servicer pursuant to Section 4.4(a) of the Sale and Servicing Agreement.

            "Actuarial Method" shall mean the method of allocating a fixed level payment on a Receivable between principal and interest, pursuant to which the portion of such payment that is allocated to interest is the product of one-twelfth (1/12) of the APR of the Receivable multiplied by the scheduled principal balance of the Receivable, and the remainder of such payment is allocable to principal.

            "Actuarial Receivable" shall mean any Receivable under which the portion of a payment with respect thereto allocable to interest and the portion of a payment with respect thereto allocable to principal is determined in accordance with the Actuarial Method.

            "Adjusted Pool Balance" shall mean, as of any date of determination, an amount equal to the sum of (i) the aggregate Adjusted Principal Balance (including the aggregate Adjusted Principal Balance of Last Scheduled Payments) of the Receivables as of the Initial Cutoff Date plus (ii) the aggregate Adjusted Principal Balance (including the aggregate Adjusted Principal Balance of Last Scheduled Payments) of all Subsequent Receivables transferred to the Trust on or prior to such date as of their respective Subsequent Cutoff Dates.

            "Adjusted Principal Balance" shall mean, with respect to any Receivable as of any date of determination, the Principal Balance of such Receivable minus the Yield Supplement Overcollateralization Amount for such Receivable, as of such date.

            "Administration Agreement" shall mean the Administration Agreement, dated as of March 1, 2002, by and among the Administrator, the Issuer and the Indenture Trustee, as the same may from time to time be amended, supplemented or otherwise modified and in effect.

            "Administrator" shall mean Mitsubishi Motors Credit of America, Inc., a Delaware corporation, or any successor Administrator under the Administration Agreement.

            "Advance" shall mean an Actuarial Advance or a Last Scheduled Payment Advance, as the context may require.

            "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person. For purposes of this definition, "control" when used with respect to any specified Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Amount Financed" shall mean, with respect to a Receivable, the aggregate amount advanced under such Receivable toward the purchase price of the Financed Vehicle and any related costs.

            "Applicable Tax State" shall mean, as of any date of determination, each state as to which any of the following is then applicable: (a) a state in which the Owner Trustee maintains the Corporate Trust Office, (b) a state in which the Owner Trustee maintains its principal executive offices and (c) a state in which the Servicer regularly conducts servicing and collection operations other than purely ministerial activities and which relate to a material portion of the Receivables.

            "APR" of a Receivable shall mean the annual percentage rate of interest stated in the Contract related to such Receivable.

            "Assignment" shall mean the First-Tier Initial Assignment or any First-Tier Subsequent Assignment, as the context may require.

            "Authenticating Agent" shall have the meaning specified in
Section 2.14 of the Indenture.

            "Available Funds" shall mean, for any Payment Date, an amount equal to (a) the sum of the following amounts with respect to the related Collection Period: (i) all collections on Receivables, including Payaheads withdrawn from the Payahead Account (but excluding Payaheads deposited into the Payahead Account), (ii) the proceeds of sale by the Trust of any Financed Vehicle sold to the Trust upon termination, including a prepayment, of a Final Payment Receivable, (iii) all Liquidation Proceeds on Defaulted Receivables and any Recoveries, (iv) all extension and deferral fees paid with respect to the Receivables, (v) the Purchase Amount of each Receivable that became a Purchased Receivable during the related Collection Period (net of applicable expenses), (vi) any Net Swap Receipts on the Interest Rate Swap Agreement, (vii) any Swap Termination Payments paid by the Swap Counterparty to the extent that such amounts are not used to enter into a replacement interest rate swap, (viii) all Actuarial Advances and Last Scheduled Payment Advances deposited to the Collection Account on such Payment Date by the Servicer, (ix) amounts paid pursuant to the Yield Supplement Agreement (including amounts, if any, withdrawn from the Yield Supplement Account or the Reserve Account pursuant to Section 5.1(a) of the Sale and Servicing Agreement) with respect to the related Collection Period, (x) the Negative Carry Amount for such Payment Date,
(xi) partial prepayments attributable to any refunded item included in the Amount Financed, such as extended warranty protection plan costs or physical damage, credit life or disability insurance premiums, or any partial prepayment which causes a reduction in the Obligor's periodic payment to be below the Scheduled Payment as of the related Cutoff Date,
(xii) the Pre-Funding Account Investment Earnings and Reinvestment Account Investment Earnings, if any, for the related Collection Period, (xiii) the Remaining Pre-Funded Amount and (xiv) the Remaining Reinvestment Amount, minus (b) the aggregate amount of funds described in clause (a) above that are used in the related Collection Period to reimburse the Servicer for the aggregate amount of Advances previously made by the Servicer that are due and payable to the Servicer on such Payment Date, minus (c) if the Payment Date occurs during the Reinvestment Period, the sum of (x) Reinvested Amount for such Payment Date and (y) the Excess Reinvestment Amount, if any, deposited to the Reinvestment Account on the Business Day preceding the Payment Date; provided, however, that in calculating the Available Funds, all payments and proceeds (including Liquidation Proceeds) of any Purchased Receivables the Purchase Amount of which has been included in the Available Funds in a prior Collection Period (which shall be paid to MART or the Servicer, as applicable) will be excluded.

            "Balloon Payment" means, as to a Balloon Payment Receivable, the final payment which is due at the end of the term of the receivable.

            "Balloon Payment Receivable" shall mean all rights and obligations arising under a Contract listed on the Schedule of Receivables which provides for equal monthly installments and one substantially larger final balloon payment. At maturity of the Balloon Payment Receivable, the Obligor may either (i) pay the remaining Principal Balance of the Receivable, all accrued and unpaid interest, plus any fees, charges, and other amounts then owing or (ii) refinance the amount then due, subject to certain conditions, and satisfy all other conditions stated under the terms of the Contract. For avoidance of doubt, the Obligor on a Balloon Payment Receivable may not satisfy its obligation to pay the Balloon Payment at maturity of the Balloon Payment Receivable by returning the Financed Vehicle to MMCA.

            "Basic Documents" shall mean the Indenture, the Certificate of Trust, the Trust Agreement, the Assignments, the Sale and Servicing Agreement, the Purchase Agreement, the Administration Agreement, the Note Depository Agreement, the Interest Rate Swap Agreement, the Yield
Supplement Agreement, the Control Agreement and other documents and certificates delivered in connection therewith as the same may from time to time be amended, supplemented or otherwise modified and in effect.

            "Book-Entry Notes" shall mean a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.11 of the Indenture.

            "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, New York, Wilmington, Delaware or Los Angeles, California are authorized or obligated by law, regulation or executive order to be closed.

            "Business Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ' 3801 et seq., as the same may be amended, supplemented or otherwise modified and in effect from time to time.

            "Calculation Agent" shall initially mean Morgan Stanley Capital Services Inc., as the agent of the Issuer for purposes of determining LIBOR for each Interest Accrual Period, and any successor that may be appointed by the Issuer from time to time pursuant to Section 3.20(a) of the Indenture.

            "Capped Receivable" shall mean a Simple Interest Receivable that is subject to a cap on the aggregate amount of interest to be paid by the related Obligor during the term of such Receivable.

            "Certificate" shall mean a physical certificate evidencing the beneficial interest of a Certificateholder in the property of the Trust, substantially in the form of Exhibit A to the Trust Agreement. Such certificate shall entitle the Holder thereof to distributions pursuant to the Trust Agreement from collections and other proceeds in respect of the Owner Trust Estate; provided, however, that the Owner Trust Estate has been pledged to the Indenture Trustee to secure payment of the Notes and that the rights of Certificateholders to receive distributions on the Certificates are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement and the Indenture.

            "Certificate Balance" shall mean, as the context may require,
(i) with respect to all of the Certificates, an amount equal to, initially, the Initial Certificate Balance and, thereafter, an amount equal to the Initial Certificate Balance, as reduced from time to time by all amounts allocable to principal previously distributed to Certificateholders or (ii) with respect to any Certificate, an amount equal to, initially, the initial denomination of such Certificate and, thereafter, an amount equal to such initial denomination, as reduced from time to time by all amounts allocable to principal previously distributed in respect of such Certificate; provided, that in determining whether the Holders of the requisite portion or percentage of the Certificate Balance of all of the Certificates have given any request, demand, authorization, direction, notice, consent, or waiver hereunder or under any other Basic Document, Certificates owned by the Trust, any other obligor upon the Certificates, MART, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed to be excluded from the Certificate Balance (unless such Persons own 100% of the Certificate Balance of the Certificates); provided, further, that where such Persons own 100% of the Certificate Balance of the Certificates, any request, demand, authorization, direction, notice, consent or waiver hereunder or under any other Basic Document is deemed to have been given by the Holders of the Certificates if also given by the Holders of the Notes, except that, in determining whether the Indenture Trustee and Owner Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver, only Certificates that a Responsible Officer of the Indenture Trustee, if applicable, and a Responsible Officer of the Owner Trustee with direct responsibility for the administration of the Trust Agreement, if applicable, knows to be so owned shall be so disregarded. Certificates so owned that have been pledged in good faith may be regarded as included in the Certificate Balance if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as applicable, the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Trust, any other obligor upon the Certificates, MART, the Servicer or any Affiliate of any of the foregoing Persons.

            "Certificate Distribution Account" shall have the meaning assigned to such term in Section 4.1(f) of the Sale and Servicing
Agreement.

            "Certificate of Trust" shall mean (i) with respect to the Trust, the Certificate of Trust in the form of Exhibit B to the Trust Agreement filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute and (ii) with respect to the Issuer, the certificate of trust of the Issuer substantially in the form of Exhibit C to the Trust Agreement.

            "Certificate Pool Factor" shall mean, as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the Certificate Balance (after giving effect to any reductions therein to be made on the immediately following Payment Date) divided by the Initial Certificate Balance. The Certificate Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Certificate Pool Factor will decline to reflect reductions in the Certificate Balance.

            "Certificate Register" and "Certificate Registrar" shall mean the register mentioned and the registrar appointed pursuant to Section 3.4 of the Trust Agreement.

            "Certificateholder" shall mean a Person in whose name a Certificate is registered in the Certificate Register.

            "Class A Noteholder" shall mean the Person in whose name a Class A Note is registered in the Note Register.

            "Class A Notes" shall mean, collectively, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

            "Class A Percentage" shall mean approximately 85.86%, calculated as the percentage equivalent of a fraction the numerator of which is the sum of the principal amount on the date of issuance of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, and the denominator of which is the sum of the principal amount on the date of issuance of the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes.

            "Class A-1 Noteholder" shall mean the Person in whose name a Class A-1 Note is registered on the Note Register.

            "Class A-1 Notes" shall mean the $151,000,000 aggregate initial principal amount of 2.00875% Class A-1 Asset Backed Notes issued by the Issuer pursuant to the Indenture, substantially in the form of Exhibit A-1 thereto.

            "Class A-1 Rate" shall mean 2.00875% per annum.

            "Class A-1 Stated Maturity Date" shall mean the March 2003 Payment Date.

            "Class A-2 Noteholder" shall mean the Person in whose name a Class A-2 Note is registered on the Note Register.

            "Class A-2 Notes" shall mean the $384,000,000 aggregate initial principal amount of 3.03% Class A-2 Asset Backed Notes issued by the Issuer pursuant to the Indenture, substantially in the form of Exhibit A-2 thereto.

            "Class A-2 Rate" shall mean 3.03% per annum.

            "Class A-2 Stated Maturity Date" shall mean the January 2005 Payment Date.

            "Class A-3 Noteholder" shall mean the Person in whose name a Class A-3 Note is registered on the Note Register.

            "Class A-3 Notes" shall mean the $369,000,000 aggregate initial principal amount of 4.15% Class A-3 Asset Backed Notes issued by the Issuer pursuant to the Indenture, substantially in the form of Exhibit A-3 thereto.

            "Class A-3 Rate" shall mean 4.15% per annum.

            "Class A-3 Stated Maturity Date" shall mean the May 2006
Payment Date.

            "Class A-4 Noteholder" shall mean the Person in whose name a Class A-4 Note is registered on the Note Register.

            "Class A-4 Notes" shall mean the $522,800,000 aggregate initial principal amount of Floating Rate Class A-4 Asset Backed Notes issued by the Issuer pursuant to the Indenture, substantially in the form of Exhibit A-4 thereto.

            "Class A-4 Rate" shall mean one-month LIBOR plus 0.28%.

            "Class A-4 Stated Maturity Date" shall mean the January 2010 Payment Date.

            "Class B Noteholder" shall mean the Person in whose name a Class B Note is registered on the Note Register.

            "Class B Notes" shall mean the $144,500,000 aggregate initial principal amount of 5.37% Class B Asset Backed Notes issued by the Issuer pursuant to the Indenture, substantially in the form of Exhibit B thereto.

            "Class B Percentage" shall mean approximately 9.72%, calculated as the percentage equivalent of a fraction the numerator of which is the principal amount on the date of issuance of the Class B Notes, and the denominator of which is the sum of the principal amount on the date of issuance of the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes.

            "Class B Rate" shall mean 5.37% per annum.

            "Class B Stated Maturity Date" shall mean the January 2010 Payment Date.

            "Class C Noteholder" shall mean the Person in whose name a Class C Note is registered on the Note Register.

            "Class C Notes" shall mean the $65,600,000 aggregate initial principal amount of 6.20% Class C Asset Backed Notes issued by the Issuer pursuant to the Indenture, substantially in the form of Exhibit C thereto.

            "Class C Percentage" shall mean approximately 4.42%, calculated as the percentage equivalent of a fraction the numerator of which is the principal amount on the date of issuance of the Class C Notes, and the denominator of which is the sum of the principal amount on the date of issuance of the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes.

            "Class C Rate" shall mean 6.20% per annum.

            "Class C Stated Maturity Date" shall mean the January 2010 Payment Date.

            "Class" shall mean a class of Notes, which may be the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes or the Class C Notes.

            "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

            "Clearing Agency" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

            "Closing" shall have the meaning specified in Section 2.3 of the Purchase Agreement.

            "Closing Date" shall mean March 13, 2002.

            "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations, including proposed or temporary regulations, promulgated thereunder.

            "Collateral" shall have the meaning specified in the Granting Clause of the Indenture.

            "Collection Account" shall mean the account or accounts established and maintained as such pursuant to Section 4.1(a) of the Sale and Servicing Agreement.

            "Collection Period" shall mean each calendar month during the term of the Sale and Servicing Agreement or, in the case of the initial Collection Period, the period from the Initial Cutoff Date to March 31, 2002. As used herein, the Collection Period "related to" a Payment Date or "preceding" a Payment Date refers to the Collection Period that ends on the last day of the calendar month preceding the calendar month in which such Payment Date occurs.

            "Commission" shall mean the Securities and Exchange Commission.

            "Computer Tape" shall mean each computer tape or compact disk generated by MART which provides information relating to the Receivables and which was used by MART in selecting the Receivables conveyed to the Trust hereunder on the Closing Date or any Subsequent Transfer Date.

            "Contract" shall mean a motor vehicle retail installment sale contract, including a retail installment contract relating to the sale of an automobile or a sports-utility vehicle for commercial use.

            "Control Agreement" shall mean the Securities Account Control Agreement, dated as of March 1, 2002, by and among MART, the Issuer, the Servicer, the Indenture Trustee and Bank of Tokyo-Mitsubishi Trust Company in its capacity as a securities intermediary, as the same may from time to time be amended, supplemented or otherwise modified and in effect.

            "Corporate Trust Office" shall mean (i) with respect to the Owner Trustee, the principal office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware, 19890-0001,
Attention: Corporate Trust Administration or at such other address as the Owner Trustee may designate from time to time by notice to the Certificateholders, the Indenture Trustee and MART, or the principal corporate trust office of any successor Owner Trustee (of which address such successor Owner Trustee will notify the Certificateholders, the Indenture Trustee and MART) and (ii) with respect to the Indenture Trustee, the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at 1251 Avenue of the Americas, New York, New York 10020-1104, Attention: Corporate Trust Department, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders, the Owner Trustee and MART, or the principal corporate trust office of any successor Indenture Trustee (of which address such successor Indenture Trustee will notify the Noteholders, the Owner Trustee and MART).

            "Cutoff Date" shall mean the Initial Cutoff Date or any Subsequent Cutoff Date, as the context may require.

            "Dealer" shall mean, with respect to any Receivable, the seller of the related Financed Vehicle who originated and assigned the Receivable relating to such Financed Vehicle to MMCA under a Dealer Agreement.

            "Dealer Agreement" shall mean an agreement between MMCA and a Dealer relating to the assignment of Receivables to MMCA and all documents and instruments relating thereto, as the same may from time to time be amended, supplemented or otherwise modified and in effect.

            "Default" shall mean any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

            "Defaulted Receivable" shall mean a Receivable (other than a Purchased Receivable) as to which (i) the related Financed Vehicle has been repossessed and liquidated, (ii) more than 10% of a Scheduled Payment (including, in the case of a Final Payment Receivable, the amount owed by an Obligor with respect to a Last Scheduled Payment but excluding in each case any Excess Wear and Tear or Excess Mileage) is 120 or more days past due and the Servicer has not repossessed the related Financed Vehicle or
(iii) the Servicer has determined, in accordance with its customary servicing standards, policies and procedures, that eventual payment in full (including, in the case of a Final Payment Receivable, the amount owed by an Obligor with respect to a Last Scheduled Payment but excluding in each case any Excess Wear and Tear or Excess Mileage) on the Receivable is unlikely and the Servicer has either (x) repossessed and liquidated the related Financed Vehicle or (y) repossessed and held the related Financed Vehicle in its repossession inventory for more than 90 days, which 90 days shall not be more than 180 days after the date on which a Scheduled Payment was due but not paid.

            "Deferred Balloon Payment Receivable" shall mean any Deferred Payment Receivable for which no Scheduled Payment is due for either 90 or 180 days from the date of the Contract and which provides for a Balloon Payment.

            "Deferred Payment Receivable" shall mean any Receivable which is not a Deferred Balloon Payment Receivable for which the related Contract specifies that no Scheduled Payment under such Contract shall be due until a date more than 50 days but less than 450 days from the date of inception of the such Contract. A Receivable shall cease to be a Deferred Payment Receivable commencing on the last day of the Collection Period preceding the Collection Period in which the first Scheduled Payment is due under the related Contract.

            "Definitive Notes" shall have the meaning specified in Section
2.11 of the Indenture. "Depositor" shall mean MART, in its capacity as Depositor under the Trust Agreement.

            "Determination Date" shall mean, with respect to any Collection Period, the seventh Business Day of the next succeeding calendar month (but not later than the tenth calendar day of such month).

            "Eligible Receivable" shall mean each Initial Receivable and each Subsequent Receivable as to which the representations and warranties of (i) MMCA, in Section 3.2 of the Purchase Agreement, and (ii) MART, in
Section 2.2 of the Sale and Servicing Agreement, shall be true and correct in all material respects as of the Closing Date and as of each Subsequent Transfer Date, respectively.

            "Eligible Servicer" shall mean a Person which, at the time of its appointment as Servicer or as a subservicer, (i) has a net worth of not less than $50,000,000, (ii) is servicing a portfolio of motor vehicle retail installment sale contracts and/or motor vehicle loans, (iii) is legally qualified, and has the capacity, to service the Receivables, (iv) has demonstrated the ability professionally and competently to service a portfolio of motor vehicle retail installment sale contracts and/or motor vehicle loans similar to the Receivables in accordance with standards of skill and care that are consistent with prudent industry standards, and (v) is qualified and entitled to use pursuant to a license or other written agreement, and agrees to maintain the confidentiality of, the software which the Servicer or any subservicer uses in connection with performing its duties and responsibilities under the Sale and Servicing Agreement or the related subservicing agreement or obtains rights to use, or develops at its own expense, software which is adequate to perform its duties and responsibilities under the Sale and Servicing Agreement or the related subservicing agreement.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

            "Event of Default" shall have the meaning specified in Section
5.1 of the Indenture.

            "Event of Servicing Termination" shall mean an event specified in Section 8.1 of the Sale and Servicing Agreement.

            "Excess Mileage" shall mean, with respect to any Financed Vehicle securing a Final Payment Receivable, the amounts payable by the related Obligor relating to the excess of the number of miles by which such Financed Vehicle has been driven over the number of miles such Financed Vehicle may be driven during the term of the related Final Payment Receivable (as specified in the Contract related to such Final Payment Receivable) without incurring an excess mileage charge pursuant to the related Contract, net of the amount, if any, payable to a third party collection agency as payment of its fees and expenses in connection with collecting such amounts from the related Obligor.

            "Excess Reinvestment Amount" shall mean, for any Payment Date, the excess, if any, of the Required Reinvestment Amount for that Payment Date over the total Adjusted Principal Balance of Eligible Receivables that are available to be transferred to the Trust on that Payment Date.

            "Excess Wear and Tear" shall mean, with respect to any Financed Vehicle securing a Final Payment Receivable, all amounts payable by the related Obligor relating to damages to such Financed Vehicle that are not the result of normal wear and tear, as more specifically described in the Contract related to such Final Payment Receivable, net of the amount, if any, payable to a third party collection agency as payment of its fees and expenses in connection with collecting such amounts from the related Obligor.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            "Executive Officer" shall mean, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation and, with respect to any partnership, any general partner thereof.

            "Expenses" shall have the meaning assigned to such term in
Section 8.2 of the Trust Agreement.

            "Final Payment Receivable" shall mean all rights and obligations arising under a Contract listed on the Schedule of Receivables which provides for a series of scheduled payments which, if each is made on its scheduled due date, will amortize the initial Level Pay Balance by the due date immediately preceding the maturity date of the Receivable. At maturity of the Final Payment Receivable, the Obligor thereunder will owe (assuming that all payments have been made on their scheduled due dates) an amount consisting of interest for the period from the preceding due date through the maturity date and the remaining Principal Balance of the Receivable. At maturity of the Final Payment Receivable, the Obligor may either (i) pay the remaining Principal Balance of the Receivable, all accrued and unpaid interest, plus any fees, charges, and other amounts then owing, (ii) refinance the amount then due, subject to certain conditions or
(iii) sell the Financed Vehicle to MMCA on behalf of the Trust for an amount equal to the Sale Price, and pay any excess of the total amount owed by the Obligor (calculated as in clause (i)) over the Sale Price, and satisfy all other conditions stated under the terms of the Contract.

            "Final Scheduled Maturity Date" shall mean, with respect to any Receivable, December 31, 2008.

            "Financed Vehicle" shall mean a new or used automobile or sport-utility vehicle, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

            "First-Tier Initial Assignment" shall mean the document of assignment in substantially the form attached as Exhibit A-1 to the Purchase Agreement.

            "First-Tier Subsequent Assignment" shall mean the document of assignment in substantially the form attached as Exhibit A-2 to the Purchase Agreement.

            "Fitch Ratings" shall mean Fitch, Inc., doing business as Fitch Ratings.

            "GAAP" shall mean generally accepted accounting principles.

            "Grant" shall mean to mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and to grant a lien upon and a security interest in and right of set-off against, and to deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

            "Holder" shall mean a Noteholder or a Certificateholder, as the case may be.

            "Indemnified Parties" shall have the meaning assigned to such term in Section 8.2 of the Trust Agreement.

            "Indenture" shall mean the Indenture, dated as of March 1, 2002, between the Trust and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

            "Indenture Trustee" shall mean Bank of Tokyo-Mitsubishi Trust Company, a New York banking corporation, as Indenture Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

            "Independent" shall mean, when used with respect to any specified Person, that such Person (a) is in fact independent of the Issuer, any other obligor on the Notes, MART and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, MART or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, MART or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            "Independent Certificate" shall mean a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section
11.1 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

            "Index Maturity" shall mean one month.

            "Initial Certificate Balance" shall mean, as the context may require, (i) with respect to all of the Certificates, $113,738,720.97, or
(ii) with respect to any Certificate, an amount equal to the initial denomination of such Certificate.

            "Initial Cutoff Date" shall mean February 28, 2002.

            "Initial Payahead Account Deposit" shall mean $328,075.69.

            "Initial Pool Balance" shall mean the aggregate Principal Balance (including the aggregate principal balance of Last Scheduled Payments) of the Initial Receivables as of the close of business on the Initial Cutoff Date, which is $1,341,416,530.93.

            "Initial Receivable" shall mean each motor vehicle retail installment sale contract described in the Schedule of Initial Receivables, and all rights and obligations thereunder and any amendments, modifications or supplements to such motor vehicle retail installment sale contract.

            "Initial Receivables Purchase Price" shall mean
$1,337,780,544.23.

            "Initial Weighted Average Rate" shall mean 8.881%.

            "Initial Yield Supplement Amount" shall mean $21,613,006.43.

            "Insolvency Event" shall mean, with respect to any Person, (i) the making of a general assignment for the benefit of creditors, (ii) the filing of a voluntary petition in bankruptcy, (iii) being adjudged a bankrupt or insolvent, or having had entered against such Person an order for relief in any bankruptcy or insolvency proceeding, (iv) the filing by such Person of a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (v) the filing by such Person of an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Person in any proceeding specified in
(vii) below, (vi) seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator of such Person or of all or any substantial part of the assets of such Person or (vii) the failure to obtain dismissal within 60 days of the commencement of any proceeding against such Person seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, or the entry of any order appointing a trustee, liquidator or receiver of such Person or of such Person's assets or any substantial portion thereof.

            "Interest Accrual Period" shall mean, with respect to any Payment Date, and with respect to the Class A-2 Notes, the Class A-3 Notes, the Class B Notes and the Class C Notes, the period from and including the 15th day of the calendar month immediately preceding such Payment Date to but excluding the 15th day of the calendar month in which such Payment Date occurs and, with respect to the Class A-1 Notes and the Class A-4 Notes, the period from and including the preceding Payment Date through the day preceding the Payment Date; provided, that if the 15th day of a month is not a Business Day, the payment will be made on the next following Business Day; provided, further, that for the first Payment Date, the "Interest Accrual Period" shall mean the period from and including the Closing Date.

            "Interest Carryover Shortfall" shall mean, with respect to any Payment Date and any Class of Notes, the excess of the sum of the Monthly Accrued Note Interest for the preceding Payment Date and any outstanding Interest Carryover Shortfall from the close of business on such preceding Payment Date, over the amount in respect of interest that is actually deposited in the Note Payment Account on such preceding Payment Date with respect to such Class, plus interest on such excess to the extent permitted by law, at the applicable Note Interest Rate for the related Interest Accrual Period.

            "Interest Rate Swap Agreement" shall mean the interest rate swap as to the Class A-4 Notes with Morgan Stanley Capital Services Inc., as Swap Counterparty, dated as of the Closing Date, to hedge the floating interest Class A-4 Rate, including all schedules and confirmations thereto, as the same may be amended, supplemented, renewed, extended or replaced from time to time.

            "Interest Reset Date" means, with respect to the floating rate Class A-4 Notes, the first day of the Interest Accrual Period.

            "Issuer" shall mean the Trust, unless a successor replaces it and, thereafter, means the successor and for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

            "Issuer Order" and "Issuer Request" shall mean a written order or request signed in the name of the Issuer by any one of its Responsible Officers and delivered to the Indenture Trustee.

            "Last Scheduled Payment" shall mean, with respect to each Final Payment Receivable, the amount referred to in the Contract related to such Final Payment Receivable as the "last scheduled payment."

            "Last Scheduled Payment Advance" shall mean, with respect to a Final Payment Receivable, the amount, as of the close of business on the last day of a Collection Period, which is required to be advanced by the Servicer with respect to such Final Payment Receivable pursuant to Section 4.4(b) of the Sale and Servicing Agreement.

            "Last Scheduled Payment Pool Balance" shall mean, for any Payment Date, the aggregate principal balance of Last Scheduled Payments of Final Payment Receivables as of the close of business on the last day of the preceding Collection Period.

            "Last Scheduled Payment Principal Collections" shall mean (a) collections of principal on a Final Payment Receivable that are attributable to Last Scheduled Payments, which includes any collection attributable to principal on a Final Payment Receivable in excess of the initial Level Pay Balance of that Receivable, whether or not such payment is made on the due date of the related Last Scheduled Payment, and including the proceeds of sale (net of expenses) of any Financed Vehicle purchased by MMCA on behalf of the Trust pursuant to the terms of the Receivable and subsequently sold on behalf of the Trust, minus (b) with respect to any Final Payment Receivable with respect to which the Obligor exercises its right to have MMCA, on behalf of the Trust, purchase the related Financed Vehicle, the excess of the purchase price from the Obligor of such Financed Vehicle over the remaining amount owed by the Obligor.

            "Letter of Credit Bank" shall mean any Person having the Required Rating that has provided a Yield Supplement Letter of Credit in accordance with Section 5.1 of the Sale and Servicing Agreement.

            "Level Pay Balance" shall mean, with respect to each Final Payment Receivable, (i) initially the Amount Financed under such Final Payment Receivable minus the principal portion of the Last Scheduled Payment thereon and (ii) thereafter, shall be the amount set forth in clause (i) minus all collections on or with respect to principal on such Receivable other than amounts on deposit in the Payahead Account with respect to future due dates; provided that such Level Pay Balance for any Final Payment Receivable shall not be less than zero.

            "Level Pay Pool Balance" shall mean, for any Payment Date, the sum of (i) the aggregate Level Pay Balance of Final Payment Receivables and
(ii) the aggregate Principal Balance of the Receivables other than Final Payment Receivables, as of the close of business on the last day of the preceding Collection Period.

            "LIBOR" shall mean the London Interbank Offered Rate for U.S. dollar deposits for each Interest Accrual Period as determined by the Calculation Agent, as follows:

            (1) On or as of the LIBOR Determination Date, the Calculation Agent will obtain the rate for deposits in U.S. dollars for a period of the Index Maturity, commencing on such Interest Reset Date, which appears on the Telerate Page 3750, as of 11:00 a.m., London time, on such LIBOR Determination Date.

            (2) If the Calculation Agent determines that Telerate Page 3750 or such page as may replace Telerate Page 3750 is not available on such LIBOR Determination Date, the Calculation Agent will request the principal London offices of each of four major banks in the London interbank market selected by such Calculation Agent to provide such Calculation Agent with its offered quotations for deposits in U.S. dollars for a period of the Index Maturity, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than U.S.$1,000,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, LIBOR for such Interest Accrual Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, LIBOR for such Interest Accrual Period will be the arithmetic mean of rates quoted by three major banks in the city of New York selected by the Calculation Agent for such LIBOR Security at approximately 11:00 a.m., New York City time, on the first day of such Interest Accrual Period for loans in U.S. dollars to leading European banks, for the period of the specified Index Maturity, commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than U.S.$1,000,000 that is representative of a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by such Calculation Agent are not quoting rates as mentioned in this sentence, LIBOR for such Interest Accrual Period will be the same as LIBOR for the immediately preceding Interest Accrual Period;

provided, however, that LIBOR with respect to interest accrued from the Closing Date until the first Payment Date shall be equal to 2.18%.

            "LIBOR Determination Date" shall mean the second London and New York Banking Day prior to the Interest Reset Date for the related Interest Accrual Period.

            "LIBOR Security" shall mean a Class A-4 Note.

            "Lien" shall mean a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' or materialmen's liens, judicial liens and any liens that may attach to a Financed Vehicle by operation of law.

            "Liquidation Proceeds" shall mean, with respect to a Defaulted Receivable, the monies collected from whatever source during the Collection Period in which such Receivable became a Defaulted Receivable, net of the sum of (i) any expenses incurred by the Servicer in connection with collection of such Receivable and the disposition of the Financed Vehicle and (ii) any amounts required by law to be remitted to the Obligor.

            "London and New York Banking Day" shall mean any business day on which dealings in deposits in United States dollars are transacted in the London and New York interbank markets.

            "Long Deferment Period Receivable" shall mean any Deferred Payment Receivable for which the period from the inception of the Receivable to the date on which the first Scheduled Payment is due is between 360 and 450 days.

            "MART" shall mean MMCA Auto Receivables Trust, a Delaware business trust, and its successors and assigns.

            "MART Trust Agreement" shall mean the Amended and Restated Trust Agreement, dated as of October 1, 1999, between MMCA, as beneficiary, and Chase Manhattan Bank USA, N.A., a national banking association (as successor to Chase Manhattan Bank Delaware), as trustee, relating MART, as from time to time amended, supplemented or otherwise modified and in effect.

            "Maximum Negative Carry Amount" shall mean, as of any Payment Date, the product of (i) (1) the Weighted Average Rate as of such Payment Date multiplied by (2) the Note Percentage as of such Payment Date, minus
(3) 1.25%, multiplied by (ii) the sum of (1) product of (x) the Remaining Pre-Funded Amount on that Payment Date and (y) the percentage equivalent of a fraction, the numerator of which is the actual number of days until the last day of the Pre-Funding Period and the denominator of which is 360, plus (2) the product of (x) the Excess Reinvestment Amount on that Payment Date and (y) the percentage equivalent of a fraction, the numerator of which is the actual number of days until the last day of the Reinvestment Period and the denominator of which is 360. The Maximum Negative Carry Amount as of any Payment Date shall be calculated in the manner described in the preceding sentence as an approximation of the maximum aggregate amount of the Negative Carry Amounts for all subsequent Payment Dates.

            "Minimum Adjusted Principal Balance of Long Deferment Period Receivables" shall mean, with respect to the Initial Receivables, the amount set forth in the table below for each of the following Payment
Dates:

                   Date                                      Amount
------------------------------------------------------------------------------
                March 2002                              $444,033,163.25
                April 2002                              $438,260,732.13
                 May 2002                               $432,488,301.01
                June 2002                               $426,715,869.88
                July 2002                               $420,943,438.75
               August 2002                              $415,171,007.63
              September 2002                            $409,398,576.52
               October 2002                             $403,626,145.40
              November 2002                             $397,853,714.28
              December 2002                             $392,081,283.15
               January 2003                             $386,307,903.93
              February 2003                             $380,528,647.02
                March 2003                              $369,901,685.77
                April 2003                              $359,384,720.10
                 May 2003                               $348,979,283.99
                June 2003                               $338,686,929.27


The Minimum Adjusted Principal Balance of Long Deferment Period Receivables will be recalculated to give effect to the acquisition by the Issuer of Subsequent Receivables during the Pre-Funding Period.

            "Minimum Adjusted Principal Balance of Receivables" shall mean the amount set forth in the table below for each of the following Payment
Dates:

                   Date                                      Amount
------------------------------------------------------------------------------
                  March 2002                             $1,313,085,622.80
                  April 2002                             $1,288,463,945.56
                   May 2002                              $1,263,954,690.57
                  June 2002                              $1,239,534,022.59
                  July 2002                              $1,215,235,299.35
                 August 2002                             $1,191,083,221.82
                September 2002                           $1,166,537,181.05
                 October 2002                            $1,141,457,637.43
                November 2002                            $1,115,896,775.73
                December 2002                            $1,090,175,132.40
                 January 2003                            $1,064,657,837.59
                February 2003                            $1,039,342,728.21
                  March 2003                             $1,009,390,775.05
                  April 2003                              $979,762,516.16
                   May 2003                               $950,462,355.26
                  June 2003                               $921,494,749.19


The Minimum Adjusted Principal Balance of Receivables will be recalculated to give effect to the acquisition by the Issuer of Subsequent Receivables during the Pre-Funding Period.

            "Mitsubishi Motors" shall mean Mitsubishi Motors Corporation, a Japanese corporation, and its successors and assigns, and any Affiliates thereof.

            "MMCA" shall mean Mitsubishi Motors Credit of America, Inc., a Delaware corporation, and its successors and assigns.

            "MMSA" shall mean Mitsubishi Motors Sales of America, Inc., a Delaware corporation, and its successors and assigns.

            "Modified Receivable" shall have the meaning assigned thereto in Section 3.2(a) of the Sale and Servicing Agreement.

            "Monthly Accrued Note Interest" shall mean, with respect to any Payment Date and (i) any Class of Notes, interest accrued for the related Interest Accrual Period at the applicable Note Interest Rate for such Class on the aggregate principal balance of the Notes of such Class as of the immediately preceding Payment Date, after giving effect to all payments of principal to Noteholders of such Class on or prior to such preceding Payment Date (or, in the case of the first Payment Date, the initial principal amount of such Class of Notes); and (ii) with respect to the Notes collectively, the sum of Monthly Accrued Note Interest for each Class.

            "Monthly Remittance Condition" shall have the meaning assigned thereto in Section 4.1(e) of the Sale and Servicing Agreement.

            "Moody's" shall mean Moody's Investors Service, Inc.

            "Negative Carry Account" shall mean the account established and maintained pursuant to Section 4.1(d) of the Sale and Servicing Agreement.

            "Negative Carry Account Initial Deposit" shall mean
$6,055,358.70.

            "Negative Carry Account Shortfall" shall mean, as of any Payment Date, the excess, if any, of the Required Negative Carry Account Balance over the amount on deposit in the Negative Carry Account (after giving effect to all deposits to and withdrawals from the Negative Carry Account required to be made on such Payment Date and after giving effect to any Excess Reinvestment Amount to the Reinvestment Account on such Payment
Date).

            "Negative Carry Amount" shall mean, with respect to any Payment Date, the difference (if positive) between (1) the product of (a) the Monthly Accrued Note Interest for such Payment Date, multiplied by (b) the Pre-Funded and Excess Reinvestment Percentage as of the immediately preceding Payment Date or, in the case of the first Payment Date, the Closing Date, minus (2) the sum of the Pre-Funding Account Investment Earnings and Reinvestment Account Investment Earnings for the related Collection Period (or, in the case of the first Payment Date, from the Closing Date until the close of business on March 31, 2002).

            "Net Swap Payment" shall mean, with respect to the Swap Counterparty on any Payment Date, the net amount, if any, then payable by the Issuer to the Swap Counterparty, excluding any Swap Termination Payments.

            "Net Swap Receipt" shall mean, with respect to the Swap Counterparty on any Payment Date, the net amount, if any, then payable by the Swap Counterparty to the Issuer, excluding any Swap Termination Payments.

            "Note Depository Agreement" shall mean the agreement, dated as of the Closing Date, among the Issuer, the Indenture Trustee, the Administrator and The Depository Trust Company, as the initial Clearing Agency, relating to the Notes.

            "Note Interest Rate" shall mean the Class A-1 Rate, the Class A-2 Rate, the Class A-3 Rate, the Class A-4 Rate, the Class B Rate and the Class C Rate, as applicable.

            "Note Owner" shall mean, with respect to any Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

            "Note Payment Account" shall mean the account established and maintained as such pursuant to Section 4.1(e) of the Sale and Servicing Agreement.

            "Note Percentage" shall mean, as of any Payment Date, the percentage equivalent of a fraction, the numerator of which is the aggregate principal amount of the Notes as of such Payment Date (after giving effect to any payments of principal on such Payment Date), and the denominator of which is an amount equal to the sum of the aggregate principal amount of the Notes and the Certificate Balance, in each case as of such Payment Date (after giving effect to any payment of principal on such Payment Date).

            "Note Pool Factor" shall mean, with respect to any Class of Notes, as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the outstanding principal balance of such Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Payment Date) divided by the original outstanding principal balance of such Class of Notes. Each Note Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Note Pool Factor will decline to reflect reductions in the outstanding principal amount of such Class of Notes.

            "Note Register" and "Note Registrar" shall have the respective meanings specified in Section 2.5(a) of the Indenture.

            "Noteholder" shall mean a Person in whose name a Note is registered on the Note Register.

            "Noteholders" shall mean the Class A-1 Noteholders, the Class A-2 Noteholders, the Class A-3 Noteholders, the Class A-4 Noteholders, the Class B Noteholders and the Class C Noteholders, collectively.

            "Notes" shall mean the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes, collectively.

            "Obligor" on a Receivable shall mean the purchaser or co-purchasers of the related Financed Vehicle purchased in part or in whole by the execution and delivery of such Receivable, or any other Person who owes or may be liable for payments under such Receivable.

            "Officer's Certificate" shall mean (i) with respect to the Trust, a certificate signed by any Responsible Officer of the Trust and
(ii) with respect to MART or the Servicer, a certificate signed by the chairman, the president, any executive vice president, vice president or the treasurer of MART or the Servicer, as applicable.

            "Opinion of Counsel" shall mean (i) in the case of the Sale and Servicing Agreement, a written opinion of counsel (who, in the case of counsel to MART or the Servicer, may be an employee of, or outside counsel to, MART or the Servicer), which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee or the Rating Agencies, as applicable, and (ii) in the case of the Indenture, one or more written opinions of counsel who may, except as otherwise expressly provided in the Indenture, be employees of or counsel to the Issuer, MMCA or the Servicer and who shall be satisfactory to the Indenture Trustee, and which opinion or opinions shall be addressed to the Indenture Trustee as Indenture Trustee, shall comply with the applicable requirements of Section 11.1 of the Indenture, and shall be in form and substance satisfactory to the Indenture Trustee.

            "Optional Purchase Percentage" shall mean 10%.

            "Outstanding" shall mean, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

               (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

               (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee); and

               (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a protected purchaser;

provided, that in determining whether the Holders of the requisite principal amount of the Notes Outstanding have given any request, demand, authorization, direction, notice, consent, or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, MART, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that a Responsible Officer of the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, MART, the Servicer or any Affiliate of any of the foregoing Persons.

            "Outstanding Amount" shall mean the aggregate principal amount of all Notes Outstanding at the date of determination.

            "Owner Trust Estate" shall mean all right, title and interest of the Trust in, to and under the property and rights assigned to the Trust pursuant to Article II of the Sale and Servicing Agreement.

            "Owner Trustee" shall mean Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, its successors in interest and any successor trustee under the Trust Agreement.

            "Payahead" shall mean, with respect to an Actuarial Receivable, the amount, as of the close of business on the last day of a Collection Period, so designated in accordance with Section 4.3(a) of the Sale and Servicing Agreement with respect to such Receivable.

            "Payahead Account" shall mean the account established and maintained as such pursuant to Section 4.1(g) of the Sale and Servicing Agreement.

            "Payahead Balance", with respect to an Actuarial Receivable, shall mean the sum, as of the close of business on the last day of a Collection Period, of all Payaheads made by or on behalf of the Obligor with respect to such Actuarial Receivable (including any amount paid by or on behalf of the Obligor prior to the related Cutoff Date that is due on or after the related Cutoff Date and was not used to reduce the principal balance of such Actuarial Receivable), as reduced by applications of previous Payaheads with respect to such Actuarial Receivable, pursuant to Sections 4.3(a) and 4.4 of the Sale and Servicing Agreement.

            "Paying Agent" shall mean (i) with respect to the Trust Agreement, any paying agent or co-paying agent appointed pursuant to
Section 3.9 thereto, and shall initially be Wilmington Trust Company, and
(ii) with respect to the Indenture, the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 thereto and is authorized by the Issuer to make payments to and distributions from the Collection Account and the Note Payment Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

            "Payment Date" shall mean the fifteenth day of each month, or if any such day is not a Business Day, the immediately following Business Day, commencing April 15, 2002.

            "Permitted Investments" shall mean, on any date of determination, book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form with maturities not exceeding the Business Day preceding the next Payment Date which evidence:

            (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

            (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

            (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category granted thereby;

            (d) investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

            (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

            (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b); and

            (g) any other investment with respect to which the Trust or the Servicer has received written notification from the Rating Agencies that the acquisition of such investment as a Permitted Investment will not result in a withdrawal or downgrading of the ratings on any Class of Notes or the Certificates.

            "Person" shall mean a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, limited liability partnership, trust, unincorporated organization, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

            "Plan" shall mean an employee benefit plan subject to Title I of ERISA, a plan or arrangement subject to Section 4975 of the Code, and any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or otherwise.

            "Pool Balance" shall mean, as of any date of determination, the aggregate Principal Balance of the Receivables (including the aggregate Principal Balance of Last Scheduled Payments) as of the close of business on the last day of the preceding Collection Period or, with respect to any date of determination during the first Collection Period, as of the Initial Cutoff Date, after giving effect to, with respect to such Collection Period, (i) all payments received from Obligors (other than Payaheads),
(ii) all Advances to be made by the Servicer and (iii) all Purchase Amounts to be remitted by MART or the Servicer, in each case for such Collection Period, and reduced by the aggregate Principal Balance of Receivables that became Defaulted Receivables during such Collection Period.

            "Pre-Funded and Excess Reinvestment Percentage" shall mean, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the sum of the Excess Reinvestment Amount and the Remaining Pre-Funded Amount (after giving effect to any deposits to and withdrawals from the Pre-Funding Account on or prior to such date of determination) as of such date of determination, and the denominator of which is the sum of (1) the Pool Balance (after giving effect to all conveyances of Subsequent Receivables to the Trust on or prior to such date of determination), (2) the Excess Reinvestment Amount, and (3) the Remaining Pre-Funded Amount (after giving effect to any deposits to and withdrawals from the Pre-Funding Account on or prior to such date of determination).

            "Pre-Funding Account" shall mean the account established pursuant to Section 4.1(b) of the Sale and Servicing Agreement.

            "Pre-Funding Account Investment Earnings" shall mean, with respect to any Collection Period, the interest and other income (net of losses and expenses) earned on amounts on deposit in the Pre-Funding Account during such Collection Period (after giving effect to any deposits to and withdrawals from the Pre-Funding Account during or prior to such Collection Period) and deposited to the Pre-Funding Account on or prior to the related Payment Date.

            "Pre-Funding Period" shall mean the period from and including the Closing Date and ending on the earliest of (i) the last day of the Collection Period on which the amount in the Pre-Funding Account (after giving effect to any transfers of Receivables to the Trust after the Closing Date and on or before such date) is less than $100,000, (ii) the date on which an Event of Default or an Event of Servicing Termination occurs, (iii) the date on which an Insolvency Event occurs with respect to MART or the Servicer and (iv) the close of business on September 16, 2002.

            "Predecessor Note" shall mean, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note and, for purposes of this definition, any Note authenticated and delivered under Section 2.6 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

            "Prepayment Date" shall mean the Payment Date specified by the Servicer pursuant to Section 9.2(a) of the Trust Agreement.

            "Prepayment Price" shall mean an amount equal to the Certificate Balance as of the applicable Prepayment Date.

            "Principal Balance" shall mean, with respect to any Receivable as of any date of determination, the Amount Financed minus the sum of the following amounts: (i) in the case of an Actuarial Receivable, that portion of all Scheduled Payments due on or prior to such date allocable to principal computed in accordance with the Actuarial Method (to the extent collected or advanced), (ii) in the case of a Simple Interest Receivable, that portion of all Scheduled Payments actually received on or prior to such date allocable to principal using the Simple Interest Method (to the extent collected or advanced), (iii) any refunded portion of extended warranty protection plan costs, or of physical damage, credit life, or disability insurance premiums included in the Amount Financed and (iv) any prepayment in full or partial prepayment applied to reduce the unpaid principal balance of such Receivable. The Principal Balance of a Defaulted Receivable shall be zero as of the beginning of the Collection Period following the Collection Period in which it became a Defaulted Receivable.

            "Principal Distribution Amount" shall mean, with respect to any Payment Date, (i) the sum of the outstanding principal balance of the Notes plus the Certificate Balance on such Payment Date (prior to any payments on such Payment Date), minus (ii) the Adjusted Pool Balance as of the last day of the preceding Collection Period, minus (iii) the Remaining Pre-Funded Amount on such Payment Date, minus (iv) the Excess Reinvestment Amount on such Payment Date; provided, however, that on the Stated Maturity Date for each Class of Notes, the principal required to be deposited in the Note Payment Account shall include the amount necessary (after giving effect to the other amounts to be deposited in the Note Payment Account on such Payment Date and allocable to principal) to reduce the outstanding principal amount of the Notes of such Class to zero.

            "Proceeding" shall mean any suit in equity, action at law or other judicial or administrative proceeding.

            "Program" shall have the meaning assigned thereto in Section
3.11 of the Sale and Servicing Agreement.

            "Prospectus" shall have the meaning specified in the Underwriting Agreement.

            "Purchase Agreement" shall mean the Purchase Agreement, dated as of March 1, 2002, between MART and MMCA, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

            "Purchase Amount" shall mean, with respect to a Payment Date and a Receivable to be repurchased by MART or purchased by the Servicer on such Payment Date, an amount equal to the sum of (a) the Principal Balance of such Receivable as of the first day of the Collection Period preceding the Collection Period in which such Payment Date occurs and (b) an amount equal to the amount of accrued and unpaid interest on such Principal Balance at the related APR from the date a payment was last made by or on behalf of the Obligor through the due date for payment of such Receivable in the Collection Period preceding the Collection Period in which such Payment Date occurs and, in the case of clauses (a) and (b), after giving effect to the receipt of monies collected on such Receivable in such preceding Collection Period.

            "Purchased Receivable" shall mean, on any date of determination, a Receivable as to which payment of the Purchase Amount has been made by MART pursuant to Section 2.3 of the Sale and Servicing Agreement or by the Servicer pursuant to Section 3.7 or 9.1 of the Sale and Servicing Agreement.

            "Qualified Institution" shall mean Bank of Tokyo-Mitsubishi Trust Company, a New York banking corporation, or any depository institution organized under the laws of the United States of America or any one of the states thereof or incorporated under the laws of a foreign jurisdiction with a branch or agency located in the United States of America or one of the states thereof qualified to take deposits and subject to supervision and examination by federal or state banking authorities which at all times has a short-term deposit rating of "Prime-1" by Moody's, "A-1" by S&P and "F1" by Fitch Ratings and, in the case of any such institution organized under the laws of the United States of America, whose deposits are insured by the Federal Deposit Insurance Corporation or any successor thereto.

            "Qualified Institutional Buyer" has the meaning specified in Rule 144A.

            "Qualified Trust Institution" shall mean the corporate trust department of Bank of Tokyo-Mitsubishi Trust Company or any other institution organized under the laws of the United States of America or any one of the states thereof or incorporated under the laws of a foreign jurisdiction with a branch or agency located in the United States of America or one of the states thereof qualified to take deposits and subject to supervision and examination by federal or state banking authorities which at all times (i) is authorized under such laws to act as a trustee or in any other fiduciary capacity, (ii) has not less than one billion dollars in assets under fiduciary management and (iii) has a long-term deposit rating that satisfies the Rating Agency Condition.

            "Rating Agency" shall mean Moody's, S&P or Fitch Ratings, and together, the "Rating Agencies." If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Issuer, notice of which designation shall be given to the Indenture Trustee, the Owner Trustee and the Servicer.

            "Rating Agency Condition" shall mean, with respect to any action, that each Rating Agency shall have been given prior written notice thereof and that each of the Rating Agencies shall have notified MART, the Servicer, the Owner Trustee and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes or the Certificates.

            "Realized Losses" shall mean, with respect to each Payment Date and each Receivable that became a Defaulted Receivable during the related Collection Period, the excess of the Principal Balance of such Defaulted Receivable (including the principal of a Last Scheduled Payment) over the Liquidation Proceeds attributable to such Defaulted Receivable.

            "Receivable" shall mean any Initial Receivable or Subsequent Receivable, as the context may require.

            "Receivable File" shall have the meaning assigned thereto in
Section 2.4 of the Sale and Servicing Agreement.

            "Receivable Yield Supplement Amount" shall mean, with respect to each Payment Date and each Receivable that was a Deferred Payment Receivable as of the last day of the preceding Collection Period (other than a Receivable which became a Defaulted Receivable or a Purchased Receivable or any Receivable sold by the Indenture Trustee following an Event of Default pursuant to Section 5.4 of the Indenture), an amount equal to the product of (x) the Adjusted Principal Balance of such Receivable on the first day of the preceding Collection Period, (y) the Initial Weighted Average Rate plus 0.25%, and (z) 1/12.

            "Receivables Purchase Price" shall mean $1,633,592,089.

            "Record Date" shall mean, with respect to a Payment Date or Redemption Date, (i) for any Book-Entry Notes, the close of business on the Business Day immediately preceding such Payment Date or Redemption Date or
(ii) for any Definitive Notes and for the Certificates, the fifteenth day of the preceding month, unless such fifteenth day is not a Business Day, in which case the immediately preceding Business Day.

            "Recoveries" shall mean, with respect to any Collection Period following the Collection Period in which such Receivable became a Defaulted Receivable, all monies received by the Servicer with respect to such Defaulted Receivable during any Collection Period, net of the sum of (i) any expenses incurred by the Servicer in connection with the collection of such Receivable and the disposition of the Financed Vehicle (to the extent not previously reimbursed) and (ii) any payments on such Receivable required by law to be remitted to the Obligor.

            "Redemption Date" shall mean (a) in the case of a redemption of Notes pursuant to Section 10.1(a) of the Indenture, the Payment Date specified by the Servicer on which date the Indenture Trustee shall withdraw any amount remaining in the Reserve Account and deposit the applicable amount thereof payable to the Notes in the Note Payment Account from any amount remaining in the Reserve Account and (b) in the case of a redemption of Notes pursuant to Section 10.1(b) of the Indenture, the Payment Date specified by the Servicer pursuant to Section 4.11(b) of the Sale and Servicing Agreement.

            "Redemption Price" shall mean (a) in the case of a redemption of Notes pursuant to Section 10.1(a) of the Indenture, an amount equal to the unpaid principal amount of the Notes redeemed plus accrued and unpaid interest thereon as of the applicable Redemption Date and (b) in the case of a redemption of Notes pursuant to Section 10.1(b) of the Indenture, an amount equal to the lesser of (x) the Remaining Pre-Funded Amount withdrawn from the Pre-Funding Account and deposited to the Collection Account on or prior to the Redemption Date pursuant to Section 4.11(b) of the Sale and Servicing Agreement and (y) the amount specified in clause (a) above.

            "Registered Holder" shall mean the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

            "Reinvested Amount" shall have the meaning assigned thereto in
Section 4.13(b) of the Sale and Servicing Agreement.

            "Reinvestment Account" shall mean the account established pursuant to Section 4.1(c) of the Sale and Servicing Agreement.

            "Reinvestment Account Investment Earnings" shall mean, with respect to any Collection Period, the interest and other income (net of losses and expenses) earned on amounts on deposit in the Reinvestment Account during such Collection Period and deposited to the Reinvestment Account on or prior to the related Payment Date.

            "Reinvestment Period" shall mean a period beginning on the Closing Date and ending on June 16, 2003.

            "Reinvestment Receivable" shall mean, with respect to any date, any Subsequent Receivable acquired by MART from MMCA and transferred by MART to the Trust prior to such date with the proceeds of prepayments on Long Deferment Period Receivables.

            "Relevant UCC" shall mean the Uniform Commercial Code as in effect in any relevant jurisdiction. In the event that the Uniform Commercial Code as in effect on the date hereof in any relevant jurisdiction is revised subsequent to the date hereof, all references to specific sections of the Uniform Commercial Code shall be deemed to be references to the successor provisions of the Uniform Commercial Code.

            "Remaining Pre-Funded Amount" shall have the meaning assigned thereto in Section 4.11(b) of the Sale and Servicing Agreement.

            "Repurchase Event" shall have the meaning specified in Section
6.2 of the Purchase Agreement.

            "Required Negative Carry Account Balance" shall mean, as of any Payment Date, the lesser of (i) the Negative Carry Account Initial Deposit minus all previous withdrawals of the Negative Carry Amount from the Negative Carry Account, including any withdrawals of the Negative Carry Amount therefrom on such Payment Date, and (ii) the Maximum Negative Carry Amount as of such Payment Date.

            "Required Rating" shall mean a rating on short-term unsecured debt obligations of "Prime-1" by Moody's, "A-1" by S&P and "F1+" by Fitch Ratings, and any requirement that short-term unsecured debt obligations have the "Required Rating" shall mean that such short-term unsecured debt obligations have the foregoing required ratings from each of such Rating Agencies.

            "Required Reinvestment Amount" shall mean, with respect to any Payment Date, an amount equal to the lesser of (i) the excess, if any, of
(a) the Minimum Adjusted Principal Balance of Long Deferment Period Receivables, as of such Payment Date, over (b) the sum of (x) the total Adjusted Principal Balance of Long Deferment Period Receivables, as of the last day of the preceding Collection Period, (y) the aggregate Adjusted Principal Balance of Reinvested Receivables as of the last day of the preceding Collection Period and (z) the Excess Reinvestment Amount as of the last day of the preceding Collection Period, and (ii) the excess, if any, of the Minimum Adjusted Receivables Principal Balance over the Adjusted Principal Balance of all Receivables, in each case, as of such Payment Date.

            "Reserve Account" shall mean the account established and maintained as such pursuant to Section 4.7(a) of the Sale and Servicing Agreement.

            "Reserve Account Advance Draw Amount" shall have the meaning assigned thereto in Section 4.6(b) of the Sale and Servicing Agreement.

            "Reserve Account Amount" shall mean, with respect to any Payment Date, the amount on deposit in the Reserve Account. Unless specifically stated to the contrary, the Reserve Account Amount shall be calculated after giving effect to all deposits and withdrawals therefrom on the prior Payment Date (or, in the case of the first Payment Date, the Closing Date) and all interest and other income (net of losses and investment expenses) on such amounts during the related Collection Period.

            "Reserve Account Initial Deposit" shall mean $13,130,856.23.

            "Reserve Account Property" shall have the meaning assigned thereto in Section 4.7(a) of the Sale and Servicing Agreement.

            "Reserve Account TRP Draw Amount" shall have the meaning assigned thereto in Section 4.6(b) of the Sale and Servicing Agreement.

            "Responsible Officer" shall mean (a) with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee with direct responsibility for the administration of the Indenture and the other Basic Documents on behalf of the Indenture Trustee and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, (b) with respect to the Owner Trustee, any officer within the Corporate Trust Office of the Owner Trustee with direct responsibility for administration of the Trust, including any vice president, assistant vice president, secretary, assistant secretary, financial services officer or any other officer of the Owner Trustee, customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and shall also mean any officer of the Administrator and (c) with respect to the Issuer, any officer of the Owner Trustee who is authorized to act for or on behalf of the Owner Trustee in matters relating to the Issuer and who is identified on the list of Responsible Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, for so long as the Administration Agreement is in full force and effect, any officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement.

            "Rule 144A" shall have the meaning assigned to such term in
Section 3.4(d)(i) of the Trust Agreement.

            "Rule 144A Information" shall have the meaning assigned to such term in Section 3.4(e) of the Trust Agreement.

            "S&P" shall mean Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.

            "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement, dated as of March 1, 2002, by and among the Issuer, MART and the Servicer, as from time to time amended, supplemented or otherwise modified and in effect.

            "Sale Price" shall mean, with respect to any Final Payment Receivable, an amount equal to the Last Scheduled Payment, minus the sum of any charges for Excess Wear and Tear and Excess Mileage and the amount of any disposition fee payable to the Servicer.

            "Schedule of Initial Receivables" shall mean the list of Initial Receivables attached as Exhibit B to the Purchase Agreement.

            "Schedule of Receivables" shall mean the Schedule of Initial Receivables or any Schedule of Subsequent Receivables, as the context may require.

            "Schedule of Subsequent Receivables" shall mean any list of Subsequent Receivables attached as Schedule A to the related First-Tier Subsequent Assignment.

            "Scheduled Payment" shall mean, for any Collection Period for any Receivable, the amount indicated in such Receivable as required to be paid by the Obligor in such Collection Period (without giving effect to modifications of payment terms pursuant to Section 3.2 of the Sale and Servicing Agreement or any rescheduling in any insolvency or similar proceedings).

            "Second-Tier Subsequent Assignment" shall have the meaning assigned thereto in Section 2.1(d)(ii) of the Sale and Servicing Agreement.

            "Secretary of State" shall mean the Secretary of State of the State of Delaware.

            "Securities Act" shall mean the Securities Act of 1933, as amended.

            "Securities" shall have the meaning specified in the MART Trust Agreement.

            "Seller" shall mean MART, in its capacity as seller of the Receivables under the Sale and Servicing Agreement, and each successor thereto (in the same capacity) pursuant to Section 6.3 of the Sale and Servicing Agreement.

            "Servicer" shall mean MMCA, in its capacity as servicer under the Sale and Servicing Agreement, and any successor Servicer thereunder.

            "Servicer's Certificate" shall have the meaning assigned thereto in Section 3.9 of the Sale and Servicing Agreement.

            "Servicing Fee" shall mean, with respect to any Payment Date, the fee payable to the Servicer for services rendered during the related Collection Period, determined pursuant to and defined in Section 3.8 of the Sale and Servicing Agreement.

            "Servicing Officer" shall mean any officer of the Servicer involved in, or responsible for, the administration and servicing of the Receivables, whose name appears on a list of servicing officers attached to an Officer's Certificate furnished on the Closing Date to the Owner Trustee and the Indenture Trustee by the Servicer, as such list may be amended from time to time by the Servicer in writing.

            "SFAS 140" shall mean Statement of Financial Accounting Standard No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.

            "Simple Interest Method" shall mean the method of allocating a fixed payment between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the APR multiplied by the unpaid principal balance multiplied by the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and a 365-day year) elapsed since the preceding payment was made and the remainder of such payment is allocable to principal.

            "Simple Interest Receivable" shall mean any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

            "Specified Reserve Balance" shall mean, with respect to any Payment Date, the lesser of (i) the sum of (a) 3.25% of the Adjusted Principal Balance of the Initial Receivables as of the Initial Cutoff Date and (b) 3.25% of the Adjusted Principal Balance of Subsequent Receivables transferred to the Trust after that Payment Date, calculated as of the related Subsequent Cutoff Dates and (ii) the outstanding principal amount of the Notes as of such Payment Date (after giving effect to any principal payment made on such Payment Date). Notwithstanding the foregoing, if (x) each Rating Agency delivers a letter to the Indenture Trustee that the use of any new formulation requested by MART would not cause a downgrade, qualification or withdrawal of the then current rating on any Class of Notes and (y) an Opinion of Counsel to the effect that the proposed change will not adversely affect the status of the Notes as debt is delivered to the Indenture Trustee, then the Specified Reserve Balance may be changed in accordance with such letters without an amendment hereto.

            "Specified Yield Supplement Account Balance" shall mean, (i) on the Closing Date, $21,613,006.43, and (ii) as of the close of business on any Payment Date, an amount equal to the sum of all projected Yield Supplement Amounts for all future Payment Dates, assuming that no prepayments are made on the Deferred Payment Receivables.

            "Standard Receivable" shall mean all rights and obligations under a Contract listed on a Schedule of Receivables which is not a Final Payment Receivable.

            "State" shall mean any of the fifty States of the United States of America or the District of Columbia.

            "Stated Maturity Date" shall mean the Class A-1 Stated Maturity Date, the Class A-2 Stated Maturity Date, the Class A-3 Stated Maturity Date, the Class A-4 Stated Maturity Date, the Class B Stated Maturity Date and the Class C Stated Maturity Date, collectively, or any of them, as the context requires.

            "Subsequent Cutoff Date" shall, with respect to any Subsequent Receivable, have the meaning specified in the related First-Tier Subsequent Assignment.

            "Subsequent Payahead Account Deposit" shall mean, with respect to any Subsequent Transfer Date, cash or Permitted Investments having a value equal to the aggregate amount of the Payahead Balances as of the related Subsequent Cutoff Date of the Subsequent Receivables conveyed to the Trust on such Subsequent Transfer Date.

            "Subsequent Receivable" shall mean each motor vehicle retail installment sale contract described in a Schedule of Subsequent Receivables attached as Schedule A to a First-Tier Subsequent Assignment (an identical copy of which is attached as Schedule A to a related Second-Tier Subsequent Assignment), and all rights and obligations thereunder and any amendments, modifications or supplements to such motor vehicle retail installment sale contract.

            "Subsequent Receivables Purchase Price" shall have the meaning specified in Section 2.2(b) of the Purchase Agreement.

            "Subsequent Reserve Account Deposit" shall mean, with respect to any Subsequent Transfer Date, cash or Permitted Investments having a value approximately equal to 1.00% of the aggregate Adjusted Principal Balance of the Subsequent Receivables conveyed to the Trust on such Subsequent Transfer Date as of the close of business on the related Subsequent Cutoff Date.

            "Subsequent Transfer Date" shall mean, with respect to any Subsequent Receivable, the Business Day on which the related First-Tier Subsequent Assignment is executed and delivered.

            "Subsequent Yield Supplement Account Deposit" shall mean, with respect to any Subsequent Transfer Date, cash or Permitted Investments having a value approximately equal to the sum of the projected Receivable Yield Supplement Amounts for the Subsequent Receivables conveyed to the Trust on such Subsequent Transfer Date for all future Payment Dates, assuming the future Scheduled Payments on such Subsequent Receivables are made on their scheduled due dates.

            "Subtrust" shall have the meaning specified in the MART Trust Agreement.

            "Subtrust Assets" shall have the meaning specified in the MART Trust Agreement.

            "Successor Servicer" shall have the meaning specified in
Section 3.7(e) of the Indenture.

            "Supplemental Servicing Fee" shall mean, with respect to any Payment Date, the fee payable to the Servicer for services rendered during the related Collection Period, determined pursuant to and defined in
Section 3.8 of the Sale and Servicing Agreement.

            "Swap Counterparty" shall initially mean Morgan Stanley Capital Services Inc., as swap counterparty under the Interest Rate Swap Agreement, or any successor or replacement swap counterparty from time to time under the Interest Rate Swap Agreement. A Swap Counterparty (or the institution guaranteeing such Swap Counterparty's obligations) must have a long-term rating at least equal to "A2" by Moody's and "A" by Fitch Ratings, and a short-term rating at least equal to "A-1" by S&P and "F1" by Fitch Ratings at the time of entering into the Interest Rate Swap Agreement.

            "Swap Termination Payment" shall mean any termination payment payable by the Issuer to the Swap Counterparty or by the Swap Counterparty to the Issuer under the Interest Rate Swap Agreement.

            "Telerate Page 3750" shall mean the display designated as page "3750" by Telerate, Inc. (or such other page as may replace Telerate Page 3750 on that service for the purpose of displaying London interbank offered rates of major banks).

            "Total Available Funds" shall mean, for any Payment Date, an amount equal to the sum of (i) the Available Funds for such Payment Date and (ii) the Reserve Account TRP Draw Amount, if any, for such Payment Date.

            "Total Required Payment" shall mean, on any Payment Date, the sum of (i) the Total Servicing Fee, (ii) any Net Swap Payments and any Swap Termination Payments due and payable to the Swap Counterparty, (iii) the Accrued Note Interest and (iv) the Principal Distribution Amount with respect to such Payment Date.

            "Total Servicing Fee" shall mean, with respect to any Payment Date, the sum of (i) the Servicing Fee for the related Collection Period plus (ii) all accrued and unpaid Servicing Fees for prior Collection Periods.

            "Total Yield Supplement Overcollateralization Amount" shall mean, with respect to any Payment Date, the sum of the Yield Supplement Overcollateralization Amounts with respect to all Receivables (other than Purchased Receivables or Defaulted Receivables) as of such Payment Date.

            "Transfer" shall have the meaning assigned to such term in
Section 3.2 of the Trust Agreement.

            "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

            "Trust" shall mean MMCA Auto Owner Trust 2002-1, a Delaware business trust.

            "Trust Accounts" shall have the meaning assigned thereto in
Section 5.1(a) of the Sale and Servicing Agreement.

            "Trust Agreement" shall mean the Amended and Restated Trust Agreement, dated as of March 1, 2002, between MART and the Owner Trustee, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

            "Trust Estate" shall mean all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Noteholders and the Swap Counterparty (including, without limitation, all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

            "Trust Indenture Act" or "TIA" shall mean the Trust Indenture Act of 1939, as amended, unless otherwise specifically provided.

            "Trust Property" shall mean, as of any date of determination, the Initial Receivables and other property related thereto sold, transferred, assigned and otherwise conveyed by MART to the Trust pursuant to Section 2.1(a) of the Sale and Servicing Agreement together with the Subsequent Receivables and other property related thereto sold, transferred, assigned and otherwise conveyed by MART to the Trust pursuant to Section 2.1(b) of the Sale and Servicing Agreement, on or prior to such date of determination pursuant to any Second-Tier Subsequent Assignment.

            "Underwriting Agreement" shall mean the Underwriting Agreement, dated as of March 8, 2002, by and between Morgan Stanley & Co.
Incorporated, as representative of the several underwriters of the Class A Notes and as the sole underwriter of the Class B Notes and the Class C Notes, and MART.

            "Void Transfer" shall have the meaning assigned to such term in
Section 3.2 of the Trust Agreement.

            "Weighted Average Rate" shall mean, with respect to any date of determination, a per annum rate equal to (1) the sum of (a) the product of
(x) the outstanding principal amount of the Class A-1 Notes on such date and (y) the Class A-1 Rate, plus (b) the product of (x) the outstanding principal amount of the Class A-2 Notes on such date and (y) the Class A-2 Rate, plus (c) the product of (x) the outstanding principal amount of the Class A-3 Notes on such date and (y) the Class A-3 Rate, plus (d) the product of (x) the outstanding principal amount of the Class A-4 Notes on such date and (y) the Class A-4 Rate, plus (e) the product of (x) the outstanding principal amount of the Class B Notes on such date and (y) the Class B Rate, plus (f) the product of (x) the outstanding principal amount of the Class C Notes on such date and (y) the Class C Rate, divided by (2) the sum of the outstanding principal amount of the Notes on such date plus the Certificate Balance on such date; provided, that if the date of determination is a Payment Date, then the outstanding principal amount of any class of Notes shall be determined after giving effect to all payments made on such date.

            "Yield Supplement Account" shall have the meaning assigned thereto in Section 5.1(a) of the Sale and Servicing Agreement.

            "Yield Supplement Agreement" shall mean the Yield Supplement Agreement, dated as of March 1, 2002, by and between MART and MMCA, as amended, modified or supplemented from time to time, substantially in the form of Exhibit D to the Sale and Servicing Agreement.

            "Yield Supplement Amount" shall mean, with respect to any Payment Date, the sum of all Receivable Yield Supplement Amounts for the related Collection Period.

            "Yield Supplement Letter of Credit" shall mean any letter of credit issued by the Letter of Credit Bank, as permitted by Section 5.1 of the Sale and Servicing Agreement, to support payments of the Yield Supplement Amount under the Yield Supplement Agreement.

            "Yield Supplement Overcollateralization Amount" shall mean, with respect to any Payment Date and any Receivable (other than a Purchased Receivable or a Defaulted Receivable), an amount equal to the excess of (i) the present value of the remaining Scheduled Payments due under such Receivable as of the later to occur of (x) the last day of the preceding Collection Period and (y) the first date on which interest accrues on such Receivable as set forth in the related Contract, discounted at a rate equal to the APR of such Receivable, over (ii) the present value of the remaining Scheduled Payments due under such Receivable as set forth in clause (i) above, discounted at a rate equal to the greater of the APR of the Receivable and 6.75%. For the purposes of the foregoing calculation, the Payahead Balance with respect to any Actuarial Receivable shall be applied to reduce the amount of any Scheduled Payment on the related Actuarial Receivable in the order in which such Scheduled Payments were due.